333-46538
                                                                       811-08781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


   REGISTRATION UNDER THE SECURITIES ACT OF 1933                        [ ]

       Pre-Effective Amendment No. __                                   [ ]

       Post-Effective Amendment No. 7                                   [X]

                                and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

       Amendment No. 20                                                 [X]

                        (Check appropriate box or boxes)


RBC Variable Life Account A*
(Exact Name of Registrant)

* Formerly BMA Variable Life Account A

Business Men's Assurance Company of America
(Name of Depositor)

Depositor's Telephone Number, including Area Code  (816) 218-6500


     R. David Black
     Business Men's Assurance Company of America
     2000 Wade Hampton Blvd.
     Greenville, SC 29615-1064

(Name and Address of Agent for Service)

     Copies to:

      Lynn K. Stone
      Blazzard, Grodd & Hasenauer, P.C.
      943 Post Road East
      Westport, CT 06880
      (203) 226-7866

It is proposed that this filing will become effective (check appropriate box)

    [X] immediately upon filing pursuant to paragraph (b)
    [ ] on (date) pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                     PART A

           LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE
                                INSURANCE POLICY


                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                         SUPPLEMENT DATED MAY 1,2006 TO
                          PROSPECTUS DATED MAY 1, 2006

     The following supplements and/or replaces certain information regarding the underlying funds for the Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Policy) offered by Business Men's Assurance Company of America.

     The Investment Options described in the Prospectus are available (as indicated) for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation. The following Investment Options are not available for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

THE ALGER AMERICAN FUND (Class O Shares)
        Managed By Fred Alger Management, Inc.
            Alger American Growth Portfolio
            Alger American Leveraged AllCap Portfolio
            Alger American MidCap Growth Portfolio

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")
         Managed By The Dreyfus Corporation
            Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)


PLEASE SEE THE ACCOMPANYING FUND PROSPECTUSES FOR INFORMATION REGARDING THE INVESTMENT OPTIONS, INCLUDING A DISCUSSION OF THE INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS AND THE FEES AND EXPENSES OF EACH INVESTMENT OPTION.


                                   PROSPECTUS


Clarity Survivorship VUL
May 1, 2006


   LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                   May 1, 2006

Service Center:

P.O. Box 19086
Greenville, SC 29602-9086
1-800-423-9398

   This prospectus describes a last survivor flexible premium adjustable variable life insurance policy (Policy) issued by Business Men's Assurance Company of America.

   Business Men's Assurance Company of America operates under the RBC Insurance(R) brand and may be referred to as RBC, RBC Insurance(R), the Company, us, our or we in this prospectus. The Company intends to merge with its affiliate, Liberty Life Insurance Company, on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.

   The Policy is a long-term investment designed to provide life insurance protection on the lives of 2 persons. This prospectus provides important information that a prospective investor should know before investing.

   You can allocate all or part of your Accumulation Value to:

  . The available Investment Options (you have the investment risk, including possible loss of principal)

  . Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)

   THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE.


                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
           POLICY BENEFITS/RISKS SUMMARY.......................
           POLICY BENEFITS.....................................
           POLICY RISKS........................................
           FEE TABLE...........................................
           THE COMPANY.........................................
           RBC VARIABLE LIFE ACCOUNT A.........................
           THE POLICY..........................................
              Ownership........................................
              Changes to Policy................................
           PURCHASING THE POLICY...............................
              Premiums.........................................
              Applying For a Policy and Insurance Coverage.....
              Issue Ages.......................................
              Allocation of Premiums...........................
              Lapse, Grace Period and Reinstatement............
              Maturity Date....................................
              Termination of Policy............................
           POLICY VALUES.......................................
              Accumulation Value...............................
              Cash Surrender Value.............................
              Accumulation Unit Values.........................
              Right to Refund..................................
              Exchange of a Policy for a RBC Policy............
           DEATH BENEFITS......................................
              Change in Death Benefit Option...................
              Specified Amount.................................
              Settlement Options...............................
           OPTIONAL INSURANCE RIDERS...........................
              Guaranteed Minimum Death Benefit Rider...........
              Survivorship Term Rider..........................
              Four Year Term Insurance Rider...................
              Exchange Option Rider............................
           CHARGES AND DEDUCTIONS..............................
            GENERAL............................................
            CHARGES DEDUCTED FROM PREMIUM PAYMENTS.............
              Premium Charge...................................
           PERIODIC CHARGES....................................
              Monthly Deduction................................
              Fund Facilitation Fee............................
              Per $1,000 of Specified Amount Charge............
              Loan Interest Charged............................
              Investment Option Expenses.......................
              Monthly Rider Charges............................
            TRANSACTION CHARGES................................
              Surrender Charge.................................
              Partial Surrender Fee............................
              Reduction or Elimination of the Surrender Charge.
              Transfer Fee.....................................
              Taxes............................................
           INVESTMENT OPTIONS..................................
           FIXED ACCOUNT.......................................
           TRANSFERS...........................................
              Market Timing/Disruptive Transfers...............
              Dollar Cost Averaging............................
              Asset Rebalancing Option.........................
              Asset Allocation Option..........................
           ACCESS TO YOUR MONEY................................
              Loans............................................
              Surrenders.......................................
           FEDERAL TAX MATTERS.................................
              Life Insurance in General........................
              Taking Money Out of Your Policy..................
              Diversification and Owner Control................
              Payment Options..................................
              Business Use.....................................
              Tax Treatment of Assignments.....................
           STATE VARIATIONS....................................
           DISTRIBUTOR.........................................
           LEGAL PROCEEDINGS...................................
           FINANCIAL STATEMENTS................................
           APPENDIX A - Glossary............................. A-1
           APPENDIX B - Investment Options................... B-1



                          POLICY BENEFITS/RISKS SUMMARY

   This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

POLICY BENEFITS

Investment Options

   You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

Death Benefits

   We pay the Death Proceeds to your Beneficiary when the last surviving Insured dies. The amount of the Death Benefit depends on: the Specified Amount of your Policy; the Death Benefit Option in effect at the time of death; and under some circumstances, your Policy's Accumulation Value on the date of the last surviving Insured's death. You can choose between the following 2 Death Benefit
Options:

      Level Death Benefit

      Adjustable Death Benefit

   Under certain circumstances, you can change Death Benefit Options. You can also change the Specified Amount under certain circumstances.

   The actual amount payable to your Beneficiary is the Death Proceeds, which are equal to the Death Benefit less any Indebtedness.

   All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

Surrenders and Partial Surrenders

   Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

   Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, as stated in your Policy, or reduce the remaining Cash Surrender Value below $500. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender may affect the Specified Amount and Death Benefit Option.

Transfers

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers every Policy Year. After that, there is a transfer fee.

Loans

   You may take a loan while the Policy is in force and not in a Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value.

Supplemental Benefits

   You may supplement the Policy with the following riders (where available):

  . Guaranteed Minimum Death Benefit Rider

  . Extension of Maturity Date Rider

  . Survivorship Term Rider

  . Exchange Option Rider

  . Four Year Term Insurance Rider

POLICY RISKS

Suitability

   It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

   You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The Policy has been designed to meet long-term financial goals. The Policy is not suitable as a short-term investment. The Policy is not designed to serve as a vehicle for frequent trading.

Investment Risk

   If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

Risk of Lapse

   If your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. However, because the Policy has a 5-year no-lapse guarantee, the Policy will not terminate if the No-Lapse Minimum Monthly Premiums (as specified in your Policy) are paid during this 5-year period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have Federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

Surrender Risks

   The Surrender Charge under the Policy applies for 15 Policy Years after the Policy Date. A Surrender Charge will also be applied for 15 years from the date of any increase in the Specified Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

   Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

   Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender twice each Policy Year. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect.

   A surrender may have tax consequences.

Loan Risks

   A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   We reduce the amount we pay on the last surviving Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full.

   If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

Tax Risks

   We believe that the Policy will qualify as a life insurance contract under Federal tax laws. However, due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the Death Benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

   Tax law classifies certain life insurance contracts as Modified Endowment Contracts (MECs) depending upon the amount and timing of Premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

   Under current Federal tax rules, it is unclear under which circumstances a Policyowner, because of the degree of control he or she exercises over the investments underlying the Policy, will be considered the owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policyowner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided by the Internal Revenue Service (IRS) regarding these issues and what standards may be contained in such guidance.

   Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax advisor regarding your particular circumstances and how these laws may affect you.

   See "Federal Tax Matters" for further information about taxes.


                                    FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.

                                Transaction Fees

         Charge                 When Charge is Deducted                       Amount Deducted
         ------                 -----------------------                       ---------------
Premium Charge(1)        Upon payment of Premium                          8.0% of all Premiums

Surrender Charge(2)

Minimum and Maximum      Upon total surrender before 15th Policy          First year minimum charge is $1.50
Charge                   Anniversary or within 15 years after             per $1,000 of Specified Amount. First
                         increase in Specified Amount. For a              year maximum charge is $40.00 per
                         requested decrease in Specified Amount           $1,000 of Specified Amount
                         before the 15th Policy Anniversary, or
                         within 15 years after increase in Specified
                         Amount. For partial surrenders, for any
                         amount that Specified Amount is reduced.

Surrender Charge for                                                      $9.57 per $1,000 of Specified
representative Owners(3)                                                  Amount

Partial Surrender Fee    Upon partial surrender                           $25

Transfer Fee             Upon transfers after 12 free transfers per       $25 per transfer after 12 free transfers
                         Policy Year                                      each Policy Year


- --------
(1) The Premium Charge is 8.0% of all Premiums in Policy Years 1-10 and is 4.0% of all Premiums in Policy Years 11 and later.
(2) Surrender Charges vary by year of surrender, Initial Base Policy Specified Amount, Issue Age, sex and Rate Class of each Insured. The Surrender Charge for total surrenders is level for the first 3 Policy Years and then grades down each year beginning in Policy Year 4 and is zero in Policy Years 16 and later. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at P.O. Box 19086, Greenville, SC 29602-9086 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge during each Policy Year. The charge is not affected by the addition of riders.
(3) The representative Policy Owners are a male Insured, Issue Age 55, Standard Non-tobacco; and a female Insured, Issue Age 54, Standard Non-tobacco.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.

       Periodic Charges Other than Investment Option Operating Expenses

           Charge                  When Charge is Deducted(2)                Amount Deducted
           ------                  --------------------------                ---------------
Cost of Insurance (COI)(1)

Minimum and Maximum COI       On Policy Date and monthly on each            $0.00006-$83.00 per month per
Charge                        Monthly Anniversary Day                       $1,000 of Net Amount at Risk(4)

COI Charge for representative On Policy Date and monthly on each            $0.00212 per month per $1,000 of
Owners(3)                     Monthly Anniversary Day                       Net Amount at Risk in the first
                                                                            Policy Year(4)

Policy Charge(5)              On Policy Date and monthly on each            $35.00 per Policy Month
                              Monthly Anniversary Day

Risk Charge(6)                Monthly on each Monthly Anniversary           .07% per month of Accumulation
                              Day                                            Value in Separate Account

Fund Facilitation Fee (7)     Daily as part of Accumulation Unit            .20% of Accumulation Value
                              value calculation                             invested in the Vanguard Variable
                                                                            Insurance Fund

Per $1,000 of Specified       On Policy Date and monthly on each            $.08 per month per $1,000 of Initial
Amount Charge                 Monthly Anniversary Day during                Base Policy Specified Amount
                              Policy Year 1 and monthly for 12
                              Months following an increase in
                              Specified Amount

Loan Interest Rate Charged    Upon first interest payment due date          6% in arrears and on each Policy
                                                                            Anniversary

OPTIONAL RIDER
CHARGES(8)

Survivorship Term Rider(9)    On Policy Date and monthly on each            $0.00003-$83.00 per month per
(Minimum and Maximum          Monthly Anniversary Day                       $1,000 of Survivorship Term Rider
Charge)                                                                     Amount

Charge for representative                                                   $0.00169 per month per $1,000 of
Owners(3)                                                                   Survivorship Term Rider Amount
                                                                            in the first Policy Year

Four Year Term Insurance      On Policy Date and monthly on each            $0.00212-$68.00 per month per
Rider(9) (Minimum and         Monthly Anniversary Day for first 4           $1,000 of Four Year Term Rider
Maximum Charge)               Policy Years                                  Amount

Charge for representative                                                   $0.00212 per month per $1,000 of
Owners(3)                                                                   Four Year Term Rider Amount in
                                                                            the first Policy Year

- --------
(1) Cost of Insurance Charges are based on the Specified Amount, sex, Issue Age, and Rate Class of each Insured and the Policy Year. The Cost of Insurance Charges shown in the table above may not be representative of the charges you would pay. Your Policy's Schedule Page will indicate the guaranteed Cost of Insurance Charges for your Policy.
(2) The Policy Date may pre-date the day we actually issue you your Policy and apply your initial Net Premium. When we so apply your Net Premium, we will deduct for all of the above charges (except the Risk Charge) for the period from the Policy Date to such date.
(3) The representative Policy Owners are a male Insured, Issue Age 55, Standard Non-tobacco; and a female Insured, Issue Age 54, Standard Non-tobacco with a Level Death Benefit Option.
(4) The Net Amount at Risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. See the SAI regarding the Net Amount at Risk.
(5) The Policy Charge is $35.00 per Policy Month for Policy Year 1 and $7.50 per Policy Month for Policy Years 2 and later. (This charge can be increased but will never exceed $10.00 per month.)
(6) The Risk Charge is .07% per Policy Month of Accumulation Value in the Separate Account for Policy Years 1-15 and .03% per Policy Month of Accumulation Value in the Separate Account for Policy Years 16 and later.
(7) The Fund Facilitation Fee is only deducted from any Accumulation Value you have invested in the Vanguard Variable Insurance Fund.
(8) We do not assess a charge for the Extension of Maturity Date Rider, Guaranteed Minimum Death Benefit Rider and Exchange Option Rider.
(9) The charge for the Rider varies based on the individual characteristics of the Insureds. The charge shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at P.O. Box 19086, Greenville, SC 29602-9086 or by calling 1-800-423-9398.

   The next item shows the minimum and maximum total operating expenses charged by the Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses (including Distribution and/or Service (Rule (12b-1) fees) are contained in the prospectuses for the Investment Options.

 RANGE OF INVESTMENT OPTION OPERATING EXPENSES FOR AVAILABLE INVESTMENT OPTIONS*

                                                                                    Minimum    Maximum
                                                                                    -------    -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
  Portfolio's assets, including management fees, 12b-1 fees and other expenses)....   0.16%    2.79%

Total Annual Net Portfolio Operating Expenses After Fee Waiver and/or Expense
  Reimbursement** (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or
  reimbursement arrangement).......................................................   0.16%    1.69%

 *  If you are invested in the Alger American Growth Portfolio; Alger American
    Leveraged AllCap Portfolio; Alger American MidCap Growth Portfolio; or
    Dreyfus VIF Disciplined Stock Portfolio, see the Investment Option prospectuses for information regarding the fees and expenses of those portfolios.


 ** The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2007, as described in more detail in the chart and footnotes below.

- --------

   The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2005, before and after any applicable contractual expense reimbursements and/or waivers. The expenses of the Investment Options shown below are based on data provided by the respective underlying funds. We have not independently verified such data.

   Total Annual Portfolio Expenses for Each Investment Option


                                                                       Distribution
                                                                          and/or              Total        Expenses      Total Net
                                                                         Service              Annual        Waived         Annual
                                                            Management   (12b-1)     Other   Portfolio      and/or       Portfolio
                                                               Fees        Fees     Expenses Expenses     Reimbursed      Expenses
                                                            ---------- ------------ -------- ---------    ----------      ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. High Yield Fund (Series I Shares)(1)(2)........    0.63%        --        0.54%   1.17%          0.21%        0.96%
   AIM V.I. Capital Development Fund (Series I
    Shares)(1)(3)..........................................    0.75%        --        0.34%   1.09%          0.00%        1.09%
   AIM V.I. Core Equity Fund (Series I Shares)(1)(4)(5)....    0.60%        --        0.27%   0.87%          0.00%        0.87%
AMERICAN CENTURY VARIABLE PORTFOLIOS,
 INC.
   VP Value(6)(7)..........................................    0.93%        --        0.00%   0.93%          0.00%        0.93%
   VP Income & Growth(6)(7)................................    0.70%        --        0.00%   0.70%          0.00%        0.70%
   VP Ultra(R)(6)(7).......................................    1.00%        --        0.01%   1.01%          0.00%        1.01%
DREYFUS INVESTMENT PORTFOLIOS
   Emerging Leaders Portfolio (Initial Shares).............    0.90%        --        0.13%   1.03%          0.00%        1.03%
   Small Cap Stock Index Portfolio (Service Shares)........    0.35%      0.25%       0.00%   0.60%          0.00%        0.60%
DREYFUS STOCK INDEX FUND, INC.--Initial Shares.............    0.25%        --        0.02%   0.27%          0.00%        0.27%
JANUS ASPEN SERIES
   Janus Aspen Series International Growth Portfolio
    (Institutional Shares)(8)..............................    0.64%        --        0.06%   0.70%          0.00%        0.70%
   Janus Aspen Series Small Company Value Portfolio
    (Service Shares)(9)....................................    0.74%      0.25%       1.80%   2.79%          1.10%        1.69%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap Portfolio...................    0.75%      0.25%       0.22%   1.22%          0.00%        1.22%
LORD ABBETT SERIES FUND, INC. (Class VC
 Shares)
   America's Value Portfolio(10)(11).......................    0.75%        --        0.58%   1.33%          0.18%        1.15%
   Bond Debenture Portfolio(11)(12)........................    0.50%        --        0.44%   0.94%          0.04%        0.90%
   Growth and Income Portfolio(12).........................    0.48%        --        0.41%   0.89%          0.00%        0.89%
   Mid-Cap Value Portfolio(10).............................    0.74%        --        0.38%   1.12%          0.00%        1.12%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio................    0.85%        --        0.00%   0.85%          0.00%        0.85%
   T. Rowe Price Equity Income Portfolio II................    0.85%      0.25%       0.00%   1.10%          0.00%        1.10%
   T. Rowe Price Health Sciences Portfolio II..............    0.95%      0.25%       0.00%   1.20%          0.00%        1.20%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(13)..........................................    0.90%        --        0.00%   0.90%          0.00%        0.90%
VANGUARD VARIABLE INSURANCE FUND
   Mid-Cap Index Portfolio.................................    0.20%        --        0.04%   0.24%          0.00%        0.24%
   REIT Index Portfolio....................................    0.27%        --        0.04%   0.31%          0.00%        0.31%
   Total Bond Market Index Portfolio.......................    0.13%        --        0.03%   0.16%          0.00%        0.16%
   Total Stock Market Index Portfolio......................    0.13%        --        0.03%   0.16%          0.00%        0.16%
   Small Company Growth Portfolio..........................    0.37%        --        0.03%   0.40%          0.00%        0.40%
   Capital Growth Portfolio................................    0.38%        --        0.04%   0.42%          0.00%        0.42%
VARIABLE INSURANCE PRODUCTS FUNDS
   Fidelity VIP Overseas Portfolio (Service Class 2)(14)...    0.72%      0.25%       0.17%   1.14%          0.00%        1.14%
   Fidelity VIP Growth Portfolio (Service Class 2)(14).....    0.57%      0.25%       0.10%   0.92%          0.00%        0.92%
   Fidelity VIP Contrafund(R) Portfolio (Service Class 2)(14)  0.57%      0.25%       0.09%   0.91%          0.00%        0.91%
   Fidelity VIP Investment Grade Bond Portfolio (Initial
    Class).................................................    0.36%        --        0.13%   0.49%          0.00%        0.49%
   Fidelity VIP Mid Cap Portfolio (Initial Class)(14)......    0.57%        --        0.12%   0.69%          0.00%        0.69%
   Fidelity VIP Money Market Portfolio (Initial Class).....    0.20%        --        0.09%   0.29%          0.00%        0.29%

- --------
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I Shares to 0.95% of average daily net assets with respect to the AIM V.I. High Yield Fund and to 1.30% of average daily net assets with respect to each of the AIM V.I. Capital Development Fund and AIM V.I. Core Equity Fund. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
     (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which each Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.
(2)  Other Expenses includes interest expense of 0.01%.
(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.
(4) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.
(5) Effective upon the closing of the reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
     (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.
(6) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.
(7) Other expenses, which include the fees and expenses of the Fund's independent directors and their legal counsel, as well as interest, were less than 0.005% for the current fiscal year.
(8) Expenses are based upon expenses for the year ended December 31, 2005. All expenses are shown without the effect of any expense offset arrangement.
(9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until at least May 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information. Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.
(10) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of 0.75% to the following annual rates:

        0.75% of the first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets;
        0.65% of average daily net assets over $2 billion.

(11) Lord Abbett has contractually agreed to limit the Portfolio's other expenses (excluding management fees) to an annualized rate of 0.40% of average daily net assets.

(12) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of 0.50% to the following annual rates:

        0.50% of the first $1 billion of average daily net assets; 0.45% of average daily net assets over $1 billion

(13) Actual expenses paid were 0.88% due to a credit received from the Portfolio's investment in the T. Rowe Price Institutional High Yield Fund, Inc.
(14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.07% for the Fidelity VIP Overseas Portfolio - Service Class 2; 0.88% for the Fidelity VIP Growth Portfolio - Service Class 2; 0.89% for the Fidelity VIP ContraFund Portfolio - Service Class 2; and 0.64% for the Fidelity VIP
     Mid Cap Portfolio - Initial Class. These offsets may be discontinued at any time.


                               THE COMPANY

   Business Men's Assurance Company of America ("RBC," "RBC Insurance(R)," the "Company," "us," "ours" or "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, Business Men's Assurance Company of America became a South Carolina domiciled insurance company. The Company is licensed to do business in the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of Liberty Life Insurance Company (Liberty Life), which is an insurance company domiciled in the state of South Carolina The Company intends to merge with Liberty Life on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.

                           RBC VARIABLE LIFE ACCOUNT A

   We have established a separate account, RBC Variable Life Account A (Separate Account) (formerly BMA Variable Life Account A), to hold the assets that underlie the Policies.

   The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies we may issue. RBC is responsible for all obligations under the Policies.

                                   THE POLICY

   The variable life insurance policy is a contract between you, the Owner, and RBC, an insurance company. The Policy is intended as a long-term investment.

   The Policy offers the following to individuals:

  . create or conserve one's estate

  . supplement retirement income

  . access to funds through loans and surrenders.

   The Policy offers the following to businesses:

  . provide debt protection for business loans

  . create a fund for employee benefits, buy-outs and future business needs.

   The Policy provides for life insurance coverage on the lives of 2 persons (the "Insureds") and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

   Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. Upon the death of the last surviving Insured, the Death Proceeds are paid to your Beneficiary which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds provide an advantageous way to accumulate money you do not think you will use in your lifetime and are a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

   Owner. The Insureds are the Owner of the Policy unless you tell us otherwise. The Owner has all of the rights under the Policy. You can name a Contingent Owner. If the Owner dies before both of the Insureds have died, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

   Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

   Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while either of the Insureds is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

   Assignment. You can assign the Policy.

   Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before both Insureds die. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

   Any change in the Policy will be binding on us only when endorsed by an authorized officer of the Company.

   To the extent permitted by applicable laws and regulations, we may make changes without your consent to the provisions of the Policy to comply with any applicable federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code (the Code). You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                              PURCHASING THE POLICY

Premiums

   Premiums are the monies you give us to buy the Policy. The Policy is a flexible premium policy that allows you to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when you apply for coverage you can establish a schedule of Premium payments (Planned Premiums). The Planned Premiums are selected by you. Therefore, they will differ from Policy to Policy. You should consult your registered representative about your Planned Premiums.

   Additional Premiums may be paid at any time. However, we reserve the right to limit the number and amount of additional Premiums. Under some circumstances, we may require evidence that the Insureds are still insurable. All Premiums are payable at the Service Center.

   You may change the frequency and/or increase or decrease the amount of Planned Premiums. Any changes may affect Surrender Charges, loans, Policy charges or termination of the Policy. If an additional Premium will increase the amount of coverage, we will require evidence of insurability of the Insureds before the Net Premium is allocated to the Fixed Account or the Investment Options.

Applying For a Policy and Insurance Coverage

   If you wish to purchase a Policy, you must submit an application to us. You must select:

      1. a Specified Amount (The Minimum Specified Amount is $250,000. There is no specific maximum Specified Amount. The Company may impose limits on the Specified Amount under certain circumstances.);

      2. a Death Benefit Option (Level Death Benefit or Adjustable Death
   Benefit);

      3. the amount of Planned Premiums that you intend to pay; and

      4. the Investment Options and/or Fixed Account to which we will allocate your Premium.

   As part of the application we ask you to give us information about the proposed Insureds. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Insureds to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Insureds, we determine the Insureds' Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

   Our Underwriting Process may take some period of time. It is not uncommon for this process to take up to 60 days. When we complete our underwriting of your application and we have determined that the Insureds are an acceptable risk, we will issue you a Policy. However, during our underwriting period we offer fixed insurance that is referred to as conditional coverage. In order to be eligible for this coverage you must submit your initial Premium with the application and the following will apply:

      1. coverage begins (which is the Policy Date) upon the later of the date of your application, a medical exam, if required, or a date you request (it must be no later than 60 days of the date of the application);

      2. conditional coverage expires when we issue you a Policy;

      3. conditional coverage is for the lesser of $150,000 or the Specified Amount applied for; and

      4. conditional coverage is subject to a number of restrictions and is only applicable if the proposed Insureds were an acceptable risk for the insurance applied for.

   If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy. The Policy may, at your option, be back-dated up to 6 months prior to the date of application in order to set the initial cost of insurance for a younger age. If you gave us your initial Premium with your application, it is possible that more than one Monthly Deduction will be deducted if the Underwriting Process took more than one month or if the Policy is back-dated. If you make your initial Premium Payment at the time your Policy is delivered to you, the Policy Date will be set at 5 Business Days after we complete our underwriting.

Issue Ages

   We currently issue to Insureds whose ages are 20-90. The older Insured must be no older than 90 and the younger Insured must be no older than 85. Standard rates are issued to ages 20-90 and Preferred rates are issued to ages 20-85.

Allocation of Premiums

   When you apply for a Policy and we receive money with your application, we will initially hold your money in a suspense account while we underwrite your application. Your money will remain in a suspense account during the Underwriting Process. Upon completion of the Underwriting Process, your money will be moved to the Fidelity VIP Money Market Portfolio where it will remain for 10 days (or the Free Look Period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). If you pay additional Premiums, we will allocate them in the same way as your first Premium unless you tell us otherwise.

   Free Look Period. If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

   When your application for the Policy is in good order, we will invest your first Premium in the Fidelity VIP Money Market Portfolio within 2 days after we have completed our Underwriting Process. Subsequent Premiums will be allocated in accordance with the selections in your application.

   If, as a result of our underwriting review, we do not issue you a Policy, we will return your Premium. If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction(s).

Lapse, Grace Period and Reinstatement

   Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month. If the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period. However, during the first 5 Policy Years, the Policy will not terminate if the required Premiums are paid.

   If the last surviving Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the last surviving Insured's death will be deducted from any amounts payable under the Policy. Because the Policy has a 5-year no-lapse guarantee, the Policy will not terminate if the No-Lapse Monthly Minimum Premiums are paid during this 5-year period.

   During the first 5 Policy Years, the Policy will not terminate if the cumulative Premiums paid equal the No-Lapse Monthly Premium shown in the Policy times the number of Monthly Anniversary Days that have occurred plus one. The cumulative Premiums paid are equal to:

  .  the total Premiums paid; less

  .  any Indebtedness; less

  . any partial surrenders, Partial Surrender Fees assessed and any pro-rata charge assessed for the partial surrenders.

   Unless surrendered for cash, the Policy, and any attached riders, may be reinstated within 5 years after the date of termination and prior to the Maturity Date.

   You must satisfy the following conditions for reinstatement:

  . Evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;

  .  payment or reinstatement of all Indebtedness on the Policy;

  . payment of a Premium sufficient to provide enough Accumulation Value to cover 2 months' Monthly Deductions due at time of termination; and

  . payment of a Premium sufficient to keep the Policy in force for at least 3 Policy Months following reinstatement.

   The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next follows the date the application for reinstatement was approved by us.

   If the Policy terminates during the first 5 Policy Years, the period during which the cumulative Premiums are payable (as stated in the Insufficient Accumulation Value provision of the Policy) is suspended. This period will resume on the effective date of the reinstated Policy.

   The length of any remaining period during which the Surrender Charge applies and the amount of any remaining Surrender Charge is the same on the date of reinstatement as on the date of termination.

Maturity Date

   The Maturity Date is the date the Accumulation Value, less any Indebtedness, becomes payable to you, if at least one Insured is living and the Policy is in force. The Maturity Date is the Policy Anniversary following the younger Insured's 100th birthday.

   If the Policy is in force on the Maturity Date:

      1. all insurance benefits end; and

      2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

   The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

Extension of Maturity Date Rider

   If all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date pursuant to the Extension of Maturity Date Rider until the death of the last of the Insureds or the date that we receive your request to surrender the Policy for its Cash Surrender Value.

   No other riders will continue past the original Policy Maturity Date as a result of extending the Maturity Date under the rider. The Death Benefit after the Maturity Date will be the Accumulation Value, less any Indebtedness. Monthly Deduction amounts will no longer be deducted from the Accumulation Value, and additional Premiums will not be accepted.

   Interest on loans, if any, will continue to accrue and will be added to the total Indebtedness. Loan repayments will be accepted.

   The tax consequences of continuing the Policy beyond an Insured's age 100 are unclear. You should consult a tax advisor before the Maturity Date is extended.

Termination of Policy

   The Policy will terminate on the earliest of these dates:

      1. the Maturity Date;

      2. the date the last surviving Insured dies;

      3. the end of the Grace Period;

      4. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any;

      5. the date surrender of the Policy is effective, or;

      6. the first Monthly Anniversary Day that falls on or next follows your Authorized Request to cancel the Policy.

                                  POLICY VALUES

Accumulation Value

   The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary from day to day, depending on the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). We do not guarantee a minimum Accumulation Value.

Cash Surrender Value

   The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

   The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

   Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

   When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.


   Example:

      On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Growth and Income Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Growth and Income Portfolio.


   After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all of the Investment Options and the Fixed Account.

   When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e., a surrender and a purchase.

Right to Refund

   To receive the tax treatment accorded life insurance under Federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid that we determine will cause any coverage under the Policy to fail to qualify or to continue to qualify as life insurance under applicable tax law or will cause it to become a MEC. Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

   If subsequent Premium payments will cause your Policy to become a MEC we will contact you prior to applying the Premium. If you elect to have the Premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the Premiums. The "Federal Tax Matters" section of this prospectus contains a discussion of certain tax provisions, including MECs.

Exchange of a Policy for a RBC Policy

   Under Federal tax law, a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a RBC Policy must meet our policy exchange rules in effect at that time.

                                 DEATH BENEFITS

   The primary purpose of the Policy is to provide Death Benefit protection on the lives of the Insureds. While the Policy is in force, upon the death of the last surviving Insured, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the last surviving Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the last surviving Insured's death will be deducted from any amounts payable under the Policy. The Death Benefit is calculated on the date of death of the last surviving Insured.

   The amount of the Death Benefit depends upon:

  .  the Specified Amount,

  . your Policy's Accumulation Value on the date of the last surviving Insured's death, and

  . the Death Benefit Option in effect at the time of death.

   The Policy provides 2 Death Benefit options:

  .  a Level Death Benefit, and

  .  an Adjustable Death Benefit.

   So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.


Level Death Benefit Option

   The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death of the last surviving Insured; or

      2. the Accumulation Value on the date of death of the last surviving Insured multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

Adjustable Death Benefit Option

   The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death of the last surviving Insured plus the Accumulation Value on the date of death of the last surviving Insured; or

      2. the Accumulation Value on the date of death of the last surviving Insured multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

   The applicable percentage is a percentage that is based on the Attained Age of the younger of the Insureds on the Policy Date plus the number of completed Policy Years on the date that the Death Benefit is to be determined and is equal to the following:

              TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                    Attained Corridor   Attained   Corridor
                      Age   Percentage    Age      Percentage

                    -------- ---------- -------- ----------
                      0-40      250%       60       130%
                       41       243%       61       128%
                       42       236%       62       126%
                       43       229%       63       124%
                       44       222%       64       122%
                       45       215%       65       120%
                       46       209%       66       119%
                       47       203%       67       118%
                       48       197%       68       117%
                       49       191%       69       116%
                       50       185%       70       115%
                       51       178%       71       113%
                       52       171%       72       111%
                       53       164%       73       109%
                       54       157%       74       107%
                       55       150%     75-90      105%
                       56       146%       91       104%
                       57       142%       92       103%
                       58       138%       93       102%
                       59       134%       94       101%
                                         95-100     100%

Change in Death Benefit Option

   You may change the Death Benefit Option after the Policy has been in force for at least one year, subject to the following:

      1. You must submit an Authorized Request;

      2. once the Death Benefit option has been changed, it cannot be changed again until the next Policy Year;

      3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, you must submit proof satisfactory to us that both Insureds are still living;

      4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option, the resulting Specified Amount can never be less than $125,000. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

      5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

   Any change in a Death Benefit Option will take effect on the Monthly Anniversary Date on or following the date we approve the request for the change.

Specified Amount

   The Minimum Specified Amount is $250,000 ($125,000 when there is a change from the Level Death Benefit Option to the Adjustable Death Benefit Option). There is no specific maximum Specified Amount. The Company may impose limits under certain circumstances.

   You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again until the next Policy Year.

Specified Amount Increase

   To increase the Specified Amount you must:

      1. submit an application for the increase;

      2. submit proof satisfactory to us that each Insured is an insurable risk; and

      3. pay any additional Premium that is required.

   The Specified Amount can only be increased while the older Insured is age 90 or less and the younger Insured is age 85 or less. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day we approve the application for the increase provided both Insureds are alive on that day. The Specified Amount increase must be for at least $100,000. Each increase will have its own Surrender Charge schedule based on the increased Issue Age, sex and Rate Class of each Insured. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Base Policy Specified Amount. Each increase will have its own cost of insurance schedule.

   The following changes will be made to reflect the increase in Specified
Amount:

      1. the No-Lapse Monthly Minimum Premium will be increased; and

      2. an additional Surrender Charge for the increase in Specified Amount may apply.

   We will furnish you with documentation showing you any change in Rate Class for the Specified Amount increase, the amount of the increase and any additional Surrender Charges.

Specified Amount Decrease

   You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

      1. the Monthly Anniversary Day on or following the day we receive your request for the decrease; or

      2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

   A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount that are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Base Policy Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Base Policy Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

   The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

Settlement Options

   There are several ways of receiving the Death Proceeds and proceeds payable upon maturity of the Policy, other than in a single lump sum, under one of the Payment Options provisions of the Policy. The Payment Options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

                            OPTIONAL INSURANCE RIDERS

   Below is a summary of the Optional Insurance Riders. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars of your own situation.

Guaranteed Minimum Death Benefit Rider

   You can elect to have a Guaranteed Minimum Death Benefit Rider added to your Policy. This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB payment requirement has been met. By meeting the GMDB payment requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary Day during the GMDB period.

   The GMDB period begins when the Policy is issued and continues until the Policy Anniversary on which the younger Insured's Attained Age is 65 or 10 years, if longer.

   There is no separate charge for this rider but in order to have the GMDB provided by the rider you must pay a certain level Premium each month that is greater than the No-Lapse Monthly Minimum Premium. The GMDB payment requirement is met if the total Premiums paid during the GMDB period are at least as large as the sum of cumulative GMDB Premiums paid plus any partial surrenders and plus any Indebtedness. The cumulative GMDB Premiums equal the GMDB Premium times the number of Monthly Anniversary Days that have occurred plus one. The initial monthly GMDB Premium is shown in the Policy Schedule. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day. Ask your registered representative for the particulars to your own situation.

Survivorship Term Rider

   This rider provides a Death Benefit payable upon the death of the last surviving Insured under the Policy. The amount of the Death Benefit is the rider Specified Amount less the difference between the Death Benefit for the base Policy and the Death Benefit for the Policy calculated without using the corridor factors as stated in the rider. There will be an additional charge for the rider that will be withdrawn from the Accumulation Value of the Policy. The rider will terminate on the earliest of the original Maturity Date of the Policy or upon termination of the Policy.

Four Year Term Insurance Rider

   This rider provides term insurance for the first 4 years of the Policy. The rider Death Benefit is payable on the death of both Insureds and will be added to the Death Proceeds payable under the Policy. The amount of insurance under this rider will decrease if the Specified Amount of the Policy is decreased. There is an additional charge for this rider. The rider will terminate on the earliest of the fourth Policy Anniversary or termination of the Policy.

Exchange Option Rider

   This rider allows you the option to exchange the Policy for 2 individual Policies on the life of each Insured, in the event of the following occurrences:

      1. A final divorce decree on the Insured's marriage is issued and in effect for 6 months. The Insureds must have been married to each other on the Policy Date; or

      2. A significant change to the Federal tax law of the Internal Revenue Code that results in (a) or (b) below:

          a. The repeal of the unlimited marital deduction provision; or

          b. The tax rate in the maximum Federal estate bracket is reduced to 25% or less.

   The exercise of this option to exchange the Policy for 2 individual policies may, under certain circumstances, result in adverse tax consequences. Please consult your tax advisor before exercising any option under this rider.

                             CHARGES AND DEDUCTIONS

GENERAL

   Charges are deducted in connection with the Policy to compensate us for:

  . our expenses in selling the Policy;

  . underwriting, issuing and administering the Policy;

  . premium taxes incurred on Premiums received;

  . providing the insurance benefits provided for in the Policy;

  . assuming certain risks in connection with the Policy; and

  . fund servicing functions.

   Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

Premium Charge

   We deduct a Premium Charge from each Premium payment you make. We consider a portion of the Premium Charge a sales load. The sales load portion is 5.0% of Premiums paid during the first 10 Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first 15 Policy Years. The Premium Charge is as follows:

              Policy Years 1-10:............. 8.0% of all Premiums
              Policy Years 11 and thereafter: 4.0% of all Premiums

PERIODIC CHARGES

Monthly Deduction

   The initial Monthly Deduction is deducted when we apply your initial Premium under the Policy. The initial Monthly Deduction is for the period from the Policy Date to the next Monthly Anniversary Day following the issuance of the Policy, except that the risk charge is not assessed as part of this first Monthly Deduction. Therefore, such amount will more than likely be for more than one Policy Month. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

      1. the Cost of Insurance for the following Policy Month; plus

      2. the Monthly Rider Charges for the following Policy Month, if any; plus

      3. the per $1,000 of Specified Amount Charge; plus

      4. the monthly Policy Charge for the following Policy Month; plus

      5. the Risk Charge.

   Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the lives of the Insureds for the following Policy Month. To determine the amount of the charge we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the last surviving Insured should die during the month (the Net Amount at Risk). The Net Amount at Risk depends upon:

  . the amount of the Death Benefit on the Monthly Anniversary Day,

  . the monthly discount factor of 1.0032737, and

  . the Accumulation Value on the Monthly Anniversary Day.

   We then determine the Cost of Insurance Charge by multiplying the Net Amount at Risk by the applicable Cost of Insurance Rate.

   The monthly Cost of Insurance Rate, per $1,000 of Net Amount at Risk, is based on:

  . Issue Age of each of the Insureds,

  . sex of the Insureds,

  . Rate Class of each of the Insureds, and

  . the Policy Year.

   Generally, we use a Cost of Insurance Rate that is less than the maximum rate.

   We guarantee that the Cost of Insurance Rate will not exceed the rate set forth in your Policy (the Guaranteed Cost of Insurance Rates). The Guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table (1980 CSO Table).

   If your Policy was issued substandard, the Guaranteed Cost of Insurance Rates will be higher and will be based upon a multiple of the 1980 CSO Table or permanent or temporary flat extra charges. The multiple or extra charges will be based upon each Insured's substandard rating as determined during our Underwriting Process.

   We may use rates that are less than the Guaranteed Cost of Insurance Rates shown in the Policy. We refer to these rates as the Current Cost of Insurance Rates.

   Risk Charge. We assess a Risk Charge that is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:


Per Policy Month for Policy Years 1-15:         .07%, on a monthly basis, of the
                                                Accumulation Value in the Separate
                                                Account.
Per Policy Month for Policy Years 16 and later: .03%, on a monthly basis, of the
                                                Accumulation Value in the Separate
                                                Account.

   Policy Charge. We assess a Policy Charge that is deducted each Monthly Anniversary Day. The Policy Charge is:


Per Policy Month for Policy Year 1:            $35.00
Per Policy Month for Policy Years 2 and later: Currently, $7.50. This charge is not guaranteed and may be increased but it
                                               will not exceed $10.00 per month.

   Fund Facilitation Fee. We deduct a Fund Facilitation Fee, as part of our daily Accumulation Unit value calculation, for any Accumulation Value you have invested in the portfolios of Vanguard Variable Insurance Fund. The fee is equal, on an annual basis, to .20% of the Accumulation Value in the Vanguard Variable Insurance Fund. This fee is for certain fund servicing functions we perform.

   Per $1,000 of Specified Amount Charge. We assess a Per $1,000 of Specified Amount Charge that is equal to $0.08 per month per $1,000 of Initial Base Policy Specified Amount for the first Policy Year. It is also deducted each month for the next 12 months following an increase to the Specified Amount.

   Loan Interest Charged. Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%.

   Investment Option Expenses. There are deductions from and expenses paid out of the assets of the various Investment Options. See the Fee Table in this prospectus and the fund prospectuses for more information. The annual expenses of the Investment Options are based on data provided by the respective funds. We have not independently verified such data.

   Monthly Rider Charges. We charge separately for certain riders attached to the Policy. We deduct the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day. You should consult the riders for the terms and conditions.


   If you select one of the following riders, we will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Schedule of your Policy:

  .  Survivorship Term Rider

  .  Four Year Term Insurance Rider

   We do not assess a charge for the Extension of Maturity Date Rider, Guaranteed Minimum Death Benefit Rider or the Exchange Option Rider.

TRANSACTION CHARGES

Surrender Charge

   Under certain circumstances, Surrender Charges may apply. If the Policy is surrendered before the 15th Policy Anniversary or within 15 years following the effective date of any increase in Specified Amount, or if a decrease in Specified Amount is requested before the 15th Policy Anniversary or within 15 years following the effective date of any increase in Specified Amount, a Surrender Charge may be deducted. The Surrender Charge specific to your Policy is shown on your Policy Schedule.

   The maximum Surrender Charge that will be assessed ranges from $1.50 to $40.00 per $1,000 of Specified Amount. Surrender Charges vary by Initial Base Policy Specified Amount, year of surrender, Issue Age, sex and Rate Class of each Insured. The Surrender Charge for total surrenders is level for the first 3 Policy Years and then grades down each year beginning in Policy Year 4 and is zero in Policy Years 16 and later. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge during each Policy Year applicable to you.

   The charge is not affected by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

Partial Surrender Fee

   When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

   The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

Reduction or Elimination of the Surrender Charge

   We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances that reduce our sales expense. Some examples are: if there is a large group of individuals who will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of RBC or any of its affiliates.

   Surrenders may result in taxable income. (See "Federal Tax Matters - Taking Money Out of Your Policy.")

Transfer Fee

   You can make 12 free transfers every Policy Year. If you make more than 12 transfers in a Policy Year, we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred.

   If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

   We do not currently assess any charge for income taxes which we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.


                               INVESTMENT OPTIONS

   When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

   You should read the prospectuses for these Investment Options carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the Investment Option prospectuses by writing us at P.O. Box 19086, Greenville, SC 29602-9086 or by calling us at 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. The Investment Options may offer various classes of shares, each of which has a different level of expenses. The Investment Option prospectuses may provide information for share classes that are not available through the Policy. When you consult the Investment Option prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your Policy. Appendix B contains a summary of the investment objectives and strategies of each Investment Option. There can be no assurance that the investment objectives will be achieved. The Investment Option prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio.

   Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with RBC. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   We may perform certain shareholder services and other administrative functions on behalf of the Investment Options or their investment advisors, distributors and/or affiliates. We may receive revenues from the Investment Options, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested in the Investment Options on behalf of the Separate Account and another separate account of ours. The amount of the compensation is not deducted from fund assets and does not decrease the fund's investment return. These percentages differ; some Investment Options, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the Investment Options.

   The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisors.

   An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

   You can put your money in any of the Investment Options listed below.

AIM VARIABLE INSURANCE FUNDS

   Advisor: A I M Advisors, Inc.
      AIM V.I. High Yield Fund (Series I Shares)
      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Advisor: American Century Investment Management, Inc.
      VP Income & Growth
      VP Value
      VP Ultra(R)

DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation
      Emerging Leaders Portfolio (Initial Shares)
      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
Associates)

JANUS ASPEN SERIES

   Advisor: Janus Capital Management LLC
      Janus Aspen Series International Growth Portfolio (Institutional Shares) Janus Aspen Series Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC
      Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC
      America's Value Portfolio
      Bond Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Advisor: The Vanguard Group, Inc.
      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio (this portfolio receives advisory services indirectly by investing in other Vanguard funds and portfolios)

   Advisors: Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC
      Small Company Growth Portfolio

   Advisor: PRIMECAP Management Company
      Capital Growth Portfolio

   Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee.

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.
      Fidelity VIP Overseas Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)

   Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the Tax Identification Number, and other identifying information contained in our records, of Policy Owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund.

   Adding, Deleting, or Substituting Investment Options. We do not control the funds, so we cannot guarantee that any of the Investment Options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any Investment Option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any Investment Option, if the shares of the Investment Option are no longer available for investment or if, in our judgment, investment in any Investment Option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an Investment Option is eliminated, we will ask you to reallocate any amount in the eliminated Investment Option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change.

   If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or Asset Allocation Option while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Accumulation Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and any available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

   Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

   If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

   The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy that is allocated to an Investment Option on the record date. Fractional votes are counted.

   We will determine the number of shares that a person has a right to vote as of the record date. Voting instructions will be solicited by written communication prior to such meeting.

   Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments that would result in changes in the sub-classification or investment objectives of the Investment Option.

                                  FIXED ACCOUNT

   The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

   We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

                                    TRANSFERS

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 12 transfers in a Policy Year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

      1. The minimum amount that you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

      2. The maximum amount that can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each calendar year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

      3. The minimum amount that must remain in any Investment Option or Fixed Account after a transfer is $250.

      4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the Service Center.

      5. Neither we nor the Service Center is liable for a transfer made in accordance with your instructions.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

      7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners.

   Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

       .  a requirement of a minimum time period between each transfer;

       . not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

       . limiting the dollar amount that may be transferred by an Owner at any one time.

   Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios that are Investment Options for the Policy is designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). RBC has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Policy.

   We attempt to detect disruptive market timing activities by monitoring the dollar amount of the transfer in proportion to the Policy size, the grouping of transfers by third parties, and the frequency of the transfers in a defined period. In addition, we may consider additional factors such as the investment objectives of the particular Investment Option involved in the transfer(s) and whether the transfer appears to be part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies. With respect to both the dollar amount and frequency, we may consider an individual transfer alone or combined with transfers from other policies owned by or under the control or influence of the same individual or entity.

   If market timing activity is determined to have occurred, we will:

  . Notify Owners, broker-dealers and representatives that RBC has determined transfers to be impermissible short-term trading.

  . Inform the Owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable Policy.

  . Inform the administrator when an Owner, broker-dealer, or representative has made transfers that appear to be violative of RBC's policy against market timing and place them on a "watch list" to monitor future transfer activity. Any transfers that are attempted by someone who is on the "watch list" must be approved by RBC prior to the execution of such transfers.

  . Terminate representative appointments for purposes of issuing future business once RBC determines a representative has purposefully and intentionally placed market timing business with RBC. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

  . Any new application that matches specific criteria (e.g. agent name or TIN, or owner name or SSN) will be pended for review prior to issuance.

   We apply these policies and procedures uniformly and without exception, waiver, or special arrangement. However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

   The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that RBC has adopted. Further, the Investment Options may also impose redemption fees on certain exchanges. Owners and other persons with interests in the Policies should be aware that RBC may not have the contractual obligation to apply the frequent trading policies and procedures of the Investment Options.

   Our market timing policies and procedures apply only to individuals and entities that own this Policy. However, the Investment Options are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Investment Options could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

   In addition, Owners and other persons with interests in the Policies should be aware that some Investment Options may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Options in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Investment Options (and thus Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Investment Options.

   In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Options. This would include an Investment Option's refusal or restriction on purchases or redemptions of its shares as a result of the Investment Option's own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single owner). You should read the prospectuses of the Investment Options for more details.

   We cannot guarantee that the Investment Options will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

   Telephone Transfers. You may elect to make transfers by telephone. To elect this option, you must do so in an Authorized Request. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums. RBC reserves the right to modify or terminate telephone transfers.

Dollar Cost Averaging

   The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, the Fixed Account or any other fund we designate to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount that can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000 to participate in Dollar Cost Averaging. You must participate in Dollar Cost Averaging for at least 6 or 12 months, depending upon the program you selected.

   All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated, except the 29th, 30th and 31st of any month. If the designated day is not a Business Day, then the transfer will be made the next Business Day.

   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

   Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected Investment Option(s) regardless of fluctuating price levels of the Investment Option(s). You should consider your financial ability to continue the Dollar Cost Averaging Option through periods of fluctuating price levels.

Asset Rebalancing Option

   We make available to the broker-dealers who sell our Policies materials that they can use to assist them in making recommendations as to investment choices within our Policies. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

   Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, you can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option. The program will terminate if you make any transfer outside of the Investment Options you have selected under the Asset Rebalancing Option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of asset rebalancing.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Asset Rebalancing Option.

Asset Rebalancing Example:

   Assume that you want the Accumulation Value split between 2 Investment Options. You want 40% to be in the Investment Grade Bond Portfolio and 60% to be in the Mid-Cap Value Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid-Cap Value Portfolio to increase those holdings to 60%.

Asset Allocation Option

   We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

   We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

   Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy.

   If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, RBC does not charge for participating in an asset allocation program.

                              ACCESS TO YOUR MONEY

Loans

   We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than 6 months, or the time period required by your state.

   The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

   Any Indebtedness will be deducted from any amount payable under the Policy.

   No new loan may be taken that, in combination with existing loans and accrued interest, is greater than the Loan Value. The minimum loan amount is $250.

   Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the Service
Center less:

      a. an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

      b. any existing Indebtedness;

      c. interest on all Indebtedness on the Policy to the next Policy Anniversary; and

      d. prior to the 9th Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the 9th Policy Month, an amount equal to the sum of the next 3 Monthly Deductions.

   Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

   If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

   Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of not less than 5% for Policy Years 1-20 and 5.5% for Policy Years 21 and later.

   Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current allocation of Premiums.

   Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

   Termination for Maximum Indebtedness. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI - "Federal Tax Status-Tax Treatment of Loans and Surrenders".)

Surrenders

   Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the Service Center. We will pay the Cash Surrender
Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

   Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the Service Center. All partial surrenders are subject to the following:

      1. A partial surrender must be for at least $500.

      2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Fee are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However, the percentage to be taken from the Fixed Account may never be greater than the Fixed Account's percentage of the total unloaned Accumulation Value.

      3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium and subject to the Premium charge.

      4. Upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value when multiplied by the Table of Minimum Death Benefit Corridor Percentages shown on page 20 exceeds the Specified Amount.)

      5. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

      6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

                               FEDERAL TAX MATTERS

   NOTE: The Company has prepared the following information on Federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. The Company has provided an additional discussion regarding taxes in the Statement of Additional Information (SAI).

Life Insurance in General

   Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the last surviving Insured. Estate taxes may apply.

Taking Money Out of Your Policy

   You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as MECs. The rules regarding classification as a MEC are very complex but generally depend on the amount of Premium paid into the Policy during the first 7 contract years. A reduction in the Death Benefit during the first 7 years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

   If your Policy is a MEC, any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within 2 years before it becomes a MEC will be treated as distributions from a MEC.

   The Code also provides that any amount received from a MEC that is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

      1. paid on or after the taxpayer reaches age 59 1/2;

      2. paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

      3. in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

    The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax advisor prior to purchasing more than one MEC in any calendar year period.

   If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as indebtedness under the Policy and not as a taxable distribution. (See "Federal Tax Status" in the SAI for more details.)

Diversification and Owner Control

   The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

   Neither the Code nor the Internal Revenue Service (IRS) Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a Policyowner and the Company regarding specific investments or investment objectives for the underlying investments and a Policyowner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under Federal tax law Owners are permitted to make transfers among the Investment Options or the number and type of Investment Options Owners may select from without being considered the owner of the shares. If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the owner of the Investment Options.

   Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

   Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Business Use

   Businesses can use the Policies in various arrangements, including non-qualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Tax Treatment of Assignments

An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of your Policy.

                                STATE VARIATIONS

   Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for a further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                                   DISTRIBUTOR

   Tamarack Distributors Inc., 100 South 5th Street, Suite 2300, Minneapolis, MN 55402 acts as the distributor of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Tamarack Distributors Inc. was organized under the laws of the state of Missouri on February 23, 1959. Tamarack Distributors Inc. is a member of the NASD. Tamarack Distributors Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp. and is an affiliate of ours.

   The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also NASD registered representatives. We pay sales commissions for the sale of the Policies. (See the SAI for further information on commissions.) Commissions payable to registered representatives of a broker-dealer having a selling agreement with Tamarack Distributors Inc., and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. When the Company compensates a broker-dealer firm, the representative responsible for the sale of the Policy will receive a portion of the compensation based on the practice of the firm. The Company is not involved in determining the compensation of your representative. In some circumstances and to the extent permitted by applicable regulatory requirements, Tamarack Distributors Inc. may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

   RBC may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer. Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

   Policy owners should consult the prospectuses for the Investment Options for information concerning compensation arrangements relating to the distribution of shares of the Investment Options. Policy owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the Policies.

   The Statement of Additional Information (SAI) contains additional information regarding the distributor and sales of the Policies.

                                LEGAL PROCEEDINGS

   There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Company's business, to which the Separate Account, Tamarack Distributors Inc. (the principal underwriter) or the Company is a party.

                              FINANCIAL STATEMENTS

   Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at P.O. Box 19086 Greenville, SC 29602-9086.


                                   APPENDIX A

                                    GLOSSARY

   Age: Issue Age is age last birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

   Authorized Request: A request, in a form satisfactory to us, which is received by the Service Center.

   Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

   Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

   Death Benefit: The amount used to determine the Death Proceeds payable upon proof of the last surviving Insured's death while the Policy is in force. The Death Benefit can be either Level or Adjustable.

   Death Proceeds: The Death Proceeds equal the Death Benefit, less any Indebtedness.

   Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

   General Account: Our general investment account that contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

   Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

   Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

   Initial Base Policy Specified Amount: The amount of coverage initially selected by you at the time of application.

   Insureds: The 2 persons whose lives are insured under the Policy.

   Investment Option(s): Those Investment Options available through the Separate Account.

   Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

   Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if at least one Insured is living and the Policy is in force.

   Minimum Specified Amount: The smallest Specified Amount the Policy may have. Currently, the Minimum Specified Amount is $250,000.

   Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

   Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

   Net Premium: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

   Owner: The Insureds are the Owner of the Policy unless otherwise designated. The Owner is entitled to all the ownership rights under the Policy. The Owner is also referred to as "you", "your", "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

   Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

   Policy Date: The date by which Policy Months, Years and Anniversaries are measured.

   Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

   Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

   Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

   Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

   Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this Policy and certain other policies.

   Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the Service Center.

   Specified Amount: The Specified Amount is a dollar amount used as one of the factors in determining the Death Benefit under the Policy. The Specified Amount is equal to the Initial Base Policy Specified Amount adjusted for increases or decreases as allowed under the terms of the Policy.

   Underwriting Process: The Underwriting Process begins the day we receive your application at the Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.


                                   APPENDIX B

                               INVESTMENT OPTIONS

   The following is a summary of the investment objectives and strategies of each Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved. Certain portfolios may not be available in your state (check with your registered representative).


AIM VARIABLE INSURANCE FUNDS

   AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment advisor. The following Investment Options are available under the Policy:

          AIM V. I. High Yield Fund (Series I Shares)

             The Fund seeks to achieve a high level of current income. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds" and preferred stocks. The Fund may invest up to 25% of its total assets in foreign securities.

          AIM V.I. Capital Development Fund (Series I Shares)

             The Fund's investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The Fund may also invest up to 25% of its total assets in foreign securities.

          AIM V.I. Core Equity Fund (Series I Shares)

             The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

          VP Income & Growth

             The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will generally be invested in equity securities of companies comprising the 1500 largest publicly traded companies in the United States. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

          VP Value

             This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.


          VP Ultra(R)

             The Fund seeks long-term capital growth by investing in common stocks considered by management to have better-than-average prospects for appreciation.

DREYFUS INVESTMENT PORTFOLIOS

   The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolios. The following Investment Options are available under the Policy:

          Emerging Leaders Portfolio (Initial Shares)

             The Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of companies Dreyfus believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

          Small Cap Stock Index Portfolio (Service Shares)

             The Portfolio seeks to match the performance of the Standard & Poor's (S&P) SmallCap 600 Index(R). To pursue this goal, the Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is related to the index, rather than attempt to replicate the index.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

             The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following Investment Options are available under the Policy:

          Janus Aspen Series International Growth Portfolio (Institutional
       Shares)

             The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

          Janus Aspen Series Small Company Value Portfolio (Service Shares)

             The Portfolio is designed for long-term investors who primarily seek capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index.

LAZARD RETIREMENT SERIES, INC.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Options are available under the Policy:

          Lazard Retirement Small Cap Portfolio

             The Portfolio seeks long-term capital appreciation. It invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following Investment Options are available under the Policy:

          America's Value Portfolio

             The Portfolio's investment objective is to seek current income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold varies daily. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.

          Bond Debenture Portfolio

             The Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Portfolio will provide shareholders with a least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

          Growth and Income Portfolio

             The Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000 Index was $890 million to $368.2 billion. This range varies daily.


          Mid-Cap Value Portfolio

             The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Portfolio will provide shareholders with a least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

   T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios.
T. Rowe Price Associates, Inc. is the investment advisor. The following Investment Options are available under the Policy:

          T. Rowe Price Blue Chip Growth Portfolio

             The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized blue chip growth companies with the potential for above-average earnings increases. Current income is a secondary objective.

          T. Rowe Price Equity Income Portfolio-II

             The Equity Income Portfolio will seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

          T. Rowe Price Health Sciences Portfolio-II

             The Health Sciences Portfolio will seek long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

          T. Rowe Price Personal Strategy Balanced Portfolio

             The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's share price will fluctuate with changes in interest rates and market conditions.

VANGUARD VARIABLE INSURANCE FUND

   Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee. The following Investment Options are available under the Policy:

          Mid-Cap Index Portfolio

             The Portfolio seeks to track the performance of the MSCI US MidCap 450 Index.

          REIT Index Portfolio

             The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the Morgan Stanley REIT Index.

          Total Bond Market Index Portfolio

             The Portfolio seeks to track the performance of the Lehman Brothers Aggregate Bond Index.

          Total Stock Market Index Portfolio (this Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

             The Portfolio seeks to track the performance of the S&P Total Market Index.

          Small Company Growth Portfolio

             The Portfolio seeks to provide long-term capital appreciation by investing primarily in the stocks of small companies.

          Capital Growth Portfolio

             The Portfolio seeks to provide long-term capital appreciation by investing principally in mid- and large-capitalization stocks.

VARIABLE INSURANCE PRODUCTS FUNDS

   The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following Investment Options are available under the Policy:

          Fidelity VIP Overseas Portfolio (Service Class 2)

             The VIP Overseas Portfolio seeks long-term growth of capital by investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Growth Portfolio (Service Class 2)

             The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the adviser believes have above average growth potential. The Portfolio invests in domestic and foreign issuers using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

             The VIP Contrafund Portfolio seeks long-term capital appreciation by investing in securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both of domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

             The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The adviser manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) Aggregate Bond Index.

          Fidelity VIP Mid Cap Portfolio (Initial Class)

             The VIP Mid Cap Portfolio seeks long-term growth of capital by investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both.

          Fidelity VIP Money Market Portfolio (Initial Class)

             The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

             Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the Policy, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.


                           [BACK COVER OF PROSPECTUS]

     To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call us toll-free at 1-800-423-9398 or write to us at our Service Center.

     The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge upon request by calling the toll-free number shown above. The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

     Investment Company Act of 1940 Registration File No. 811-08781.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

    LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA



This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus for the Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy. For a copy of the prospectus, call or write us at: (800) 423-9398, P.O. Box 19086, Greenville, South Carolina 29602-9086.

This Statement of Additional Information and the prospectus are dated May 1, 2006.

                                TABLE OF CONTENTS

                                                                            Page




GENERAL INFORMATION AND HISTORY OF THE COMPANY...........................
AND THE SEPARATE ACCOUNT ................................................
         The Company.....................................................
         The Separate Account ...........................................

ADMINISTRATOR ...........................................................

CUSTODIAN ...............................................................

EXPERTS .................................................................

LEGAL OPINIONS ..........................................................

ADDITIONAL INFORMATION ABOUT THE POLICIES ...............................
         Misstatement of Age or Sex .....................................
         Our Right to Contest ...........................................
         Payment Options ................................................
         Extension of Maturity Date .....................................
         Net Amount at Risk .............................................
         Valuation of Separate Account Assets ...........................
         Suspension of Payments or Transfers ............................

SALE OF THE POLICIES ....................................................

ADDITIONAL INFORMATION ABOUT CHARGES ....................................
         Reduction or Elimination of the Surrender Charge ...............

INCREASE IN FACE AMOUNT .................................................

PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS ......................

FEDERAL TAX STATUS ......................................................

FINANCIAL STATEMENTS ....................................................


                     GENERAL INFORMATION AND HISTORY OF THE COMPANY
                               AND THE SEPARATE ACCOUNT

The Company

     Business Men's Assurance Company of America, operating under the RBC Insurance(R) brand, ("RBC," "RBC Insurance(R)," the "Company," "us," "ours" or "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, the Company became a South Carolina domiciled insurance company. The Company is licensed to do business in the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of Liberty Life Insurance Company ("Liberty Life"), which is an insurance company domiciled in the state of South Carolina.

The Company intends to merge with Liberty Life on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.

The Separate Account

The Company established RBC Variable Life Account A, a separate account (the "Separate Account"), on December 1, 1998 under Missouri law. Prior to May 1, 2006, the Separate Account was known as BMA Variable Life Account A. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

                                  ADMINISTRATOR

We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between RBC and administrator. The administrator is compensated based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.

                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.


                                     EXPERTS

The financial statements of the Subaccounts comprising the RBC Variable Life Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Business Men's Assurance Company of America as of December 31, 2005 and 2004 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which expresses an unqualified opinion on such statutory-basis financial statements; includes an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America) appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES


Misstatement of Age or Sex

The Age of each of the Insureds is the Age as of his or her last birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy after it has been in force during the lifetimes of both Insureds for two years from the Policy Date except:

(a) for non payment of Premium; and

(b) with respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the lifetimes of both Insureds or for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death.

Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetimes of both Insureds for the two years that follow the effective date of such increased Specified amount. If the Policy lapses and it is reinstated, RBC cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetimes of both Insureds for two years from the effective date of the Reinstatement application.

Suicide. If while the Policy is in force either of the Insureds commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less Indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional Insureds covered under the Policy.

If while the Policy is in force either of the Insureds commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for both Insureds, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

   Option 1 - Life Annuity
   Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments Guaranteed Option 3 - Joint and Last Survivor Annuity
   Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly Annuity
              Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

The Policy provides that RBC will pay the Accumulation Value of the Policy, less Indebtedness, to you on the Maturity Date if at least one Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date next following the 100th birthday of the younger of the two Insureds.

You may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If RBC received your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the death of the last surviving Insured or the date that we receive your request to surrender the Policy for its Cash Surrender Value.

No other rider will be extended past the original Policy Maturity Date as a result of extending the Maturity Date under the rider. Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

Loan repayments will be accepted. There is no charge for this rider.

See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

1.   the Specified Amount divided by 1.0032737, less the Accumulation Value; and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.

Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

Valuation of Separate Account Assets

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. RBC will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C-D) multiplied by A divided by B, where:

A is (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

C is a charge factor, if any, for any taxes or any tax reserve RBC has established as a result of the operation or maintenance of the Separate Account.

D    is the Fund Facilitation Fee, if applicable.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or RBC cannot reasonably value the shares of the Investment Options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.

                              SALE OF THE POLICIES

Tamarack Distributors Inc. acts as the distributor of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Distributor is a Missouri corporation and its home office is located at 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402. Distributor is an affiliate of ours. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor received sales compensation with respect to the Policies in the Separate Account in the following amounts during the periods indicated:


                                                        Aggregate Amount of
                                                       Commissions Retained
   Fiscal      Aggregate Amount of Commissions           By Distributor After
    Year             Paid to Distributor              Payments to Selling Firms

    2003                   $19,604                             $ - 0 -
    2004                   $ 1,583                             $ - 0 -
    2005                   $ 2,692                             $ - 0 -

Distributor passes through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.

We pay sales commissions in connection with the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 115% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 5% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firm's registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship. The additional compensation may or may not be based on prior sales. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford us a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the policies. The following list sets forth the names of the firms that received material additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Policies).

Bank Insurance & Securities Association
Bethel Fisher & Company Financial Service
Blue Vase Securities LLC
Capital Financial Services Inc.
Capital Investment Group
Centaurus Financial Inc.
Commonwealth Financial Network
First Allied Securities
Gunnallen Financial Inc.
H & R Block Financial Advisors Inc.
Harbour Investments Inc.
ING Financial Partners Inc.
Integrated Trading/Investments
Investors Capital Corp.
LaSalle St. Securities LLC
Preston Investments
QA3 Financial Corp.
Questar Capital Corp.
RBC Dain Rauscher


The prospectus contains more information regarding the Distributor.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge on the Policies when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine whether the Surrender Charge will be reduced after we examine all the relevant factors such as:

1. We will consider the size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

2. We will consider the total amount of Premiums to be received. Per Policy sales expenses are likely to be less on larger Premium payments than on smaller ones.

3. We will consider any prior or existing relationship with us. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

4. There may be other circumstances, of which We are not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, we determine that there will be a reduction in sales expenses, we may provide for a reduction or elimination of the Surrender Charge. We may eliminate the Surrender Charge when the Policies are issued to an officer, director or employee of ours or any of its affiliates. In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of each Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.

               PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance. At the request of a purchaser, RBC will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Accumulation Values and Cash Surrender Values for two Insureds of given Ages, genders, risk classifications, Premium level and Specified Amount. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges are deducted except the Surrender Charges.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon Our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer." The Company intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a policy owner and the Company regarding specific investments or investment objectives for the underlying investments and a policy owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the Owner of the investment options.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code which requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, RBC has relied on proposed regulations and interim guidance provided by the IRS. Furthermore, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While RBC has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with RBC's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy. Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, RBC believes that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% Federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

1)   made on or after the date on which the taxpayer reaches age 59 1/2;

2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy. Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax advisor prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to Federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

                              FINANCIAL STATEMENTS

The statements of net assets of the Subaccounts comprising the RBC Variable Life Account A as of December 31, 2005, and the related statements of operations and changes in net assets for the years ended December 31, 2005 and December 31, 2004, and the independent registered public accounting firm's reports with respect thereto, follow.

The audited statutory-basis financial statements of the Company as of December 31, 2005 and 2004 and for each of the years in the two year period ended December 31, 2005, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

      RBC Variable Life Account A (formerly BMA Variable Life Account A)

                          Financial Statements as of
                        December 31, 2005, and for the
                    Years Ended December 31, 2005 and 2004,
                           and Report of Independent
                         Registered Public Accounting
                                     Firm

                          RBC VARIABLE LIFE ACCOUNT A

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                            -----------
Report of Independent Registered Public Accounting Firm....................................         F-1

Financial Statements as of December 31, 2005, and for the years ended December 31, 2005 and
  2004:

Statement of Net Assets....................................................................   F-2 - F-3

Statements of Operations and Changes in Net Assets.........................................  F-4 - F-20

Notes to Financial Statements.............................................................. F-21 - F-38

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Business Men's Assurance Company
of America ("BMA") and Contract Owners of
RBC Variable Life Account A:

   We have audited the accompanying statement of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the RBC Variable Life Account A (formerly the BMA Variable Life Account A) (the "Account") of Business Men's Assurance Company of America as of December 31, 2005, and the related statements of operations and changes in net assets for periods during the years ended December 31, 2005 and 2004, for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The sub-accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2005, by correspondence with the sub-accounts' custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the RBC Variable Life Account A of Business Men's Assurance Company of America as of December 31, 2005, and the results of their operations and changes in their net assets for the years ended December 31, 2005 and 2004, for each of the individual sub-accounts in conformity with accounting principles generally accepted in the United States of America.

Greenville, South Carolina
April 25, 2006

                          RBC VARIABLE LIFE ACCOUNT A

                            STATEMENT OF NET ASSETS

                            As of December 31, 2005

                                                            Number of   Share           Balance Sheet
                                                           Shares Owned Value    Cost      Amount
                                                           ------------ ------ -------- -------------
Assets
Investments (Note 1):
   Conseco Series Trust:
      Equity Portfolio....................................     1,464    $24.69 $ 32,041  $   36,136
      Fixed Income Portfolio..............................       139      9.88    1,371       1,378
   The Alger American Fund:
      Growth Portfolio....................................     8,112     39.25  255,783     318,385
      Leveraged AllCap Portfolio..........................    13,038     34.78  343,227     453,465
      Mid Cap Growth Portfolio............................    35,568     21.90  612,415     778,936
      Small Capitalization Portfolio......................       382     23.68    9,297       9,050
   American Century Variable Portfolios, Inc.:
      VP Income and Growth Fund...........................   107,462      7.51  664,826     807,041
      VP International Fund...............................     2,239      8.23   21,797      18,426
      VP Value Fund.......................................    64,906      8.20  489,061     532,228
      VP Ultra Fund.......................................       586     10.38    5,801       6,078
   Dreyfus Socially Responsible Growth Fund, Inc..........       357     26.08   11,782       9,305
   Dreyfus Stock Index Fund...............................    32,772     31.82  907,508   1,042,803
   Dreyfus Variable Investment Fund--
      Disciplined Stock Portfolio.........................     3,965     22.24   73,050      88,174
   Dreyfus Investment Portfolios:
      Emerging Leaders Portfolio..........................    19,284     22.94  427,893     442,367
      Small Cap Stock Index Portfolio.....................       168     16.67    2,703       2,802
   Federated Insurance Series:
      International Equity Fund II........................       127     14.42    2,152       1,838
      Utility Fund II.....................................        13      8.94      124         115
   AIM Variable Insurance Funds:
      AIM VI High Yield Fund..............................    25,258      6.03  158,827     152,304
      AIM VI Core Stock Income Fund.......................     4,889     19.05   87,084      93,138
      AIM VI Capital Development Fund.....................       133     16.09    2,002       2,139
      AIM VI Core Equity Fund.............................       275     23.45    6,374       6,460
   Lazard Retirement Series, Inc.--
      Retirement Small Cap Portfolio......................    41,063     16.31  558,220     669,730
   Neuberger & Berman Advisors Management Trust:
      Limited Maturity Bond Portfolio.....................        43     12.64      541         538
      Partners Portfolio..................................       117     21.41    1,908       2,513
   Wells Fargo Advantage Funds:
      Opportunity Fund II.................................       283    $24.22    4,598       6,855
      Discovery Fund......................................     2,541     14.34   31,466      36,445
   Van Eck Worldwide Insurance Trust:
      Worldwide Emerging Markets Fund.....................        19     19.91      156         370
      Worldwide Real Estate Fund..........................         9     20.78       96         188
   Variable Insurance Products Fund (VIP):
      Fidelity VIP Overseas Portfolio.....................    17,228     20.44  276,006     352,138
      Fidelity VIP Growth Portfolio.......................     5,625     33.29  168,067     187,235
      Fidelity VIP Money Market Portfolio.................   708,333      1.00  708,333     708,333
   Variable Insurance Products Fund II (VIP II)--
      Fidelity VIP II Contrafund Portfolio................    30,305     30.69  793,924     930,069
      Fidelity VIP II Investment Grade Bond Portfolio.....    48,289     12.76  612,670     616,173
   Variable Insurance Products Fund III (VIP III)--
      Fidelity VIP III Mid Cap Portfolio..................    14,127     35.11  447,936     495,999

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     STATEMENT OF NET ASSETS--(Concluded)

                            As of December 31, 2005

                                                 Number of   Share              Balance Sheet
                                                Shares Owned Value     Cost        Amount
                                                ------------ ------ ----------- -------------
   Janus Aspen Series:
      International Growth Portfolio...........    27,371    $35.53 $   611,837  $   972,476
      Growth Portfolio.........................        87     20.86       1,430        1,807
      Growth & Income Portfolio................     1,224     17.57      14,547       21,512
      Small Company Value Portfolio............       617     16.44      10,502       10,148
   Lord Abbett Series Fund, Inc.:
      America's Value Portfolio................       107     13.93       1,494        1,493
      Bond Debenture Portfolio.................     3,164     11.49      37,962       36,351
      Growth and Income Portfolio..............    41,985     26.16   1,126,757    1,098,345
      Mid-Cap Value Portfolio..................     4,570     21.09     100,174       96,378
   T.Rowe Price Equity Series, Inc.:
      Blue Chip Growth Portfolio...............    34,357      9.62     318,261      330,516
      Equity Income Portfolio II...............     4,094     21.76      91,445       89,089
      Health Sciences Portfolio II.............     3,938     11.62      43,042       45,759
      Personal Strategy Balanced Portfolio.....    17,057     18.41     308,379      314,010
   Vanguard Variable Insurance Fund:
      Mid-Cap Index Portfolio..................     2,014     18.35      35,330       36,949
      REIT Index Portfolio.....................     4,646     20.26      92,582       94,124
      Total Bond Market Index Portfolio........     1,487     11.21      16,526       16,671
      Total Stock Market Index Portfolio.......     1,801     29.51      52,425       53,146
      Small Company Growth Portfolio...........     2,343     19.61      44,000       45,954
      Capital Growth Portfolio.................     2,472        16      37,329       39,582
                                                                    -----------  -----------
Total assets...................................                     $10,663,061  $12,113,464
                                                                    ===========  ===========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2005

                                                                          Investors Mark Series Fund, Inc.
                                                         ------------------------------------------------------------------
                                                                     Growth      Large      Small      Large    Intermediate
                                                                       and        Cap        Cap        Cap        Fixed
                                                         Balanced*   Income*     Value*    Equity*    Growth*     Income*
                                                         ---------  ---------  ---------  ---------  ---------  ------------
Net investment income--
   Ordinary dividend income............................. $   2,759  $  13,540  $   1,840  $      --  $   2,460   $  11,289
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................     3,020    (27,090)    (4,012)    63,511    (71,788)    (13,410)
   Capital gain distributions...........................    41,195    168,322     34,907         --         --         352
   Increase (decrease) in unrealized appreciation on
    investments.........................................   (49,722)  (181,280)   (33,995)   (76,278)    57,734       7,955
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Net realized and unrealized gain (loss) on
 investments............................................    (5,507)   (40,048)    (3,100)   (12,767)   (14,054)     (5,103)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets resulting from
 operations.............................................    (2,748)   (26,508)    (1,260)   (12,767)   (11,594)      6,186
Capital share transactions:
   Deposits.............................................    24,843     57,878     21,306     42,235     42,041      49,612
   Surrenders and death benefits........................    (1,710)   (60,668)    (3,930)   (15,342)    (8,112)     (9,671)
   Cost of insurance....................................    (8,819)   (27,944)    (8,227)    (9,044)   (12,870)    (13,839)
   Contract charges.....................................      (877)    (3,358)      (921)    (1,430)    (1,303)     (1,628)
   Policy charges.......................................      (460)    (1,028)      (519)      (539)      (576)       (688)
   Transfers between sub-accounts, including fixed
    interest account....................................  (242,532)  (812,338)  (217,659)  (383,452)  (334,880)   (417,222)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (229,555)  (847,458)  (209,950)  (367,572)  (315,700)   (393,436)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets.......................  (232,303)  (873,966)  (211,210)  (380,339)  (327,294)   (387,250)
Net assets--beginning of year...........................   232,303    873,966    211,210    380,339    327,294     387,250
                                                         ---------  ---------  ---------  ---------  ---------   ---------
      Net assets--end of year........................... $      --  $      --  $      --  $      --  $      --   $      --
                                                         =========  =========  =========  =========  =========   =========

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                                    The Alger
                                                                                                  Conseco Series     American
                                                               Investors Mark Series Fund, Inc.        Trust           Fund
                                                               ------------------------------   ------------------  ----------
                                                                                       Global               Fixed
                                                                Mid Cap      Money      Fixed    Equity    Income     Growth
                                                                Equity*     Market*    Income*  Portfolio Portfolio Portfolio*
                                                               ---------   ---------  --------  --------- --------- ----------
Net investment income--
   Ordinary dividend income................................... $     762   $   8,074  $ 10,733   $   169   $   61   $   1,104
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........   (41,355)         --    (6,158)      473        1     (31,552)
   Capital gain distributions.................................   111,887          --        --     3,350       --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................   (52,832)         --    (2,611)     (118)     (32)     76,682
                                                               ---------   ---------  --------   -------   ------   ---------
Net realized and unrealized gain (loss) on investments........    17,700          --    (8,769)    3,705      (31)     45,130
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets resulting from operations...    18,462       8,074     1,964     3,874       30      46,234
Capital share transactions:
   Deposits...................................................    41,411     355,118     6,504       116       --      70,051
   Surrenders and death benefits..............................   (27,182)     (7,555)   (4,773)     (116)      (3)     (7,896)
   Cost of insurance..........................................   (13,562)    (44,874)   (3,379)   (2,582)     (36)    (28,592)
   Contract charges...........................................    (1,529)     (3,011)     (277)     (274)     (11)     (3,082)
   Policy charges.............................................      (718)     (1,419)     (110)      (65)      (3)     (1,251)
   Transfers between sub-accounts, including fixed interest
    account...................................................  (379,393)   (982,987)  (59,221)     (456)       4    (216,579)
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  (380,973)   (684,728)  (61,256)   (3,377)     (49)   (187,349)
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets.............................  (362,511)   (676,654)  (59,292)      497      (19)   (141,115)
Net assets--beginning of year.................................   362,511     676,654    59,292    35,639    1,397     459,500
                                                               ---------   ---------  --------   -------   ------   ---------
      Net assets--end of year................................. $      --   $      --  $     --   $36,136   $1,378   $ 318,385
                                                               =========   =========  ========   =======   ======   =========

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                  The Alger American Fund        American Century Variable Portfolios, Inc.
                                            -----------------------------------  ----------------------------------------
                                                                                    VP
                                                                                  Income
                                            Leveraged   Mid Cap       Small        and           VP          VP       VP
                                              AllCap     Growth   Capitalization  Growth    International   Value    Ultra
                                            Portfolio* Portfolio*   Portfolio      Fund         Fund        Fund     Fund*
                                            ---------- ---------- -------------- --------   ------------- --------  ------
Net investment income--
   Ordinary dividend income................ $      --  $      --      $   --     $ 16,544      $   201    $  3,947  $   --
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................    27,231     65,150        (365)      10,923         (751)     12,572      15
   Capital gain distributions..............        --     34,313          --           --           --      45,670      --
   Increase (decrease) in unrealized
    appreciation on investments............    33,533    (21,101)      1,714       12,346        2,733     (38,018)    277
                                            ---------  ---------      ------     --------      -------    --------  ------
Net realized and unrealized gain (loss) on
 investments...............................    60,764     78,362       1,349       23,269        1,982      20,224     292
                                            ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets resulting
 from operations...........................    60,764     78,362       1,349       39,813        2,183      24,171     292
Capital share transactions:
   Deposits................................    63,712    143,587          48       88,912           --     113,419     796
   Surrenders and death benefits...........   (43,090)   (51,038)        (37)     (35,109)         (22)    (40,357)     (3)
   Cost of insurance.......................   (31,761)   (51,390)       (420)     (49,331)      (1,062)    (34,827)   (192)
   Contract charges........................    (3,423)    (6,151)        (63)      (6,380)        (138)     (3,442)    (11)
   Policy charges..........................    (1,239)    (1,811)        (14)      (1,756)         (22)     (1,705)     (3)
   Transfers between sub-accounts,
    including fixed interest account.......  (112,473)  (190,653)        308      (55,437)          35      59,991   5,199
                                            ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets resulting
 from capital share transactions...........  (128,274)  (157,456)       (178)     (59,101)      (1,209)     93,079   5,786
                                            ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets..........   (67,510)   (79,094)      1,171      (19,288)         974     117,250   6,078
Net assets--beginning of year..............   520,975    858,030       7,879      826,329       17,452     414,978      --
                                            ---------  ---------      ------     --------      -------    --------  ------
      Net assets--end of year.............. $ 453,465  $ 778,936      $9,050     $807,041      $18,426    $532,228  $6,078
                                            =========  =========      ======     ========      =======    ========  ======

--------
*See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                    Dreyfus Variable  Dreyfus Investment         Federated
                                                                    Investment Fund       Portfolios         Insurance Series
                                              Dreyfus               ---------------- --------------------  --------------------
                                             Socially     Dreyfus                               Small Cap
                                            Responsible    Stock      Disciplined     Emerging    Stock    International
                                              Growth       Index         Stock        Leaders     Index       Equity     Utility
                                            Fund, Inc.     Fund        Portfolio*    Portfolio* Portfolio*    Fund II    Fund II
                                            ----------- ----------  ---------------- ---------- ---------- ------------- -------
Net investment income--
   Ordinary dividend income................   $   --    $   16,191      $     --      $     --    $   --      $   --      $  6
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................     (348)      (22,533)        5,522           121        11         (62)       (5)
   Capital gain distributions..............       --            --            --            --        --          --        --
   Increase (decrease) in unrealized
    appreciation on investments............      670        52,625           938        14,474       100         214         6
                                              ------    ----------      --------      --------    ------      ------      ----
Net realized and unrealized gain (loss) on
 investments...............................      322        30,092         6,460        14,595       111         152         1
                                              ------    ----------      --------      --------    ------      ------      ----
Increase (decrease) in net assets resulting
 from operations...........................      322        46,283         6,460        14,595       111         152         7
Capital share transactions:
   Deposits................................       --       178,555         8,220        35,534     1,471          --        --
   Surrenders and death benefits...........     (186)      (32,231)       (8,321)        4,124       (12)        (11)       (2)
   Cost of insurance.......................     (483)      (68,942)       (6,354)       (8,769)     (148)       (107)       (8)
   Contract charges........................      (73)       (7,833)         (903)       (1,450)       (7)        (13)       (1)
   Policy charges..........................      (45)       (3,160)         (306)         (448)      (12)        (11)       (2)
   Transfers between sub-accounts,
    including fixed interest account.......       44       (15,218)      (53,521)      398,781     1,399          10         1
                                              ------    ----------      --------      --------    ------      ------      ----
Increase (decrease) in net assets resulting
 from capital share transactions...........     (743)       51,171       (61,185)      427,772     2,691        (132)      (12)
                                              ------    ----------      --------      --------    ------      ------      ----
Increase (decrease) in net assets..........     (421)       97,454       (54,725)      442,367     2,802          20        (5)
Net assets--beginning of year..............    9,726       945,349       142,899            --        --       1,818       120
                                              ------    ----------      --------      --------    ------      ------      ----
      Net assets--end of year..............   $9,305    $1,042,803      $ 88,174      $442,367    $2,802      $1,838      $115
                                              ======    ==========      ========      ========    ======      ======      ====

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                             Lazard         Neuberger &
                                                                                           Retirement     Berman Advisors
                                                      AIM Variable Insurance Funds       Services, Inc.  Management Trust
                                                 --------------------------------------  -------------- ------------------
                                                  AIM VI    AIM VI     AIM VI    AIM VI                  Limited
                                                   High      Core      Capital    Core     Retirement   Maturity
                                                  Yield     Stock    Development Equity    Small Cap      Bond    Partners
                                                   Fund     Fund*       Fund*    Fund*     Portfolio    Portfolio Portfolio
                                                 --------  --------  ----------- ------  -------------- --------- ---------
Net investment income--
   Ordinary dividend income..................... $ 12,783  $    397    $   --    $   97     $     --    $      7   $   23
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................      986    10,742        13         5       35,022         (10)      15
   Capital gain distributions...................       --        --        --        --       48,077          --        1
   Increase (decrease) in unrealized
    appreciation on investments.................  (10,431)   (9,010)      137        86      (58,187)          9      352
                                                 --------  --------    ------    ------     --------    --------   ------
Net realized and unrealized gain (loss) on
 investments....................................   (9,445)    1,732       150        91       24,912          (1)     368
                                                 --------  --------    ------    ------     --------    --------   ------
Increase (decrease) in net assets resulting from
 operations.....................................    3,338     2,129       150       188       24,912           6      391
Capital share transactions:
   Deposits.....................................   45,090    35,846       392        22      103,299         157       --
   Surrenders and death benefits................   (2,880)   (2,066)      (24)      (14)     (16,745)         (3)      (7)
   Cost of insurance............................   (9,095)  (13,000)      (84)      (87)     (54,025)        (76)     (60)
   Contract charges.............................     (865)     (852)       (7)       (7)      (5,113)         (4)     (18)
   Policy charges...............................     (353)     (489)      (24)       (2)      (1,647)         (3)      (7)
   Transfers between sub-accounts, including
    fixed interest account......................   23,599   (69,457)    1,736     6,360      (50,270)          5        6
                                                 --------  --------    ------    ------     --------    --------   ------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   55,496   (50,018)    1,989     6,272      (24,501)         76      (86)
                                                 --------  --------    ------    ------     --------    --------   ------
Increase (decrease) in net assets...............   58,834   (47,889)    2,139     6,460          411          82      305
Net assets--beginning of year...................   93,470   141,027        --        --      669,319         456    2,208
                                                 --------  --------    ------    ------     --------    --------   ------
      Net assets--end of year................... $152,304  $ 93,138    $2,139    $6,460     $669,730    $    538   $2,513
                                                 ========  ========    ======    ======     ========    ========   ======

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                              Strong                                                              Variable
                                             Variable                                                            Insurance
                                             Insurance       Wells Fargo                                          Products
                                            Funds, Inc.    Advantage Funds    Van Eck Worldwide Insurance Trust  Fund (VIP)
                                            ----------- --------------------  --------------------------------  ------------
                                                                              Worldwide   Worldwide  Worldwide
                                              Mid Cap                         Emerging      Hard       Real     Fidelity VIP
                                              Growth    Opportunity Discovery  Markets     Assets     Estate      Overseas
                                             Fund II*    Fund II*     Fund*     Fund        Fund*      Fund      Portfolio
                                            ----------- ----------- --------- ---------   ---------  ---------  ------------
Net investment income--
   Ordinary dividend income................  $     --     $    --    $    --    $  3       $    31     $  4       $  1,381
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................   (28,120)        373         55      23         4,923       10         30,319
   Capital gain distributions..............        --          --         --      --            --        2          1,381
   Increase (decrease) in unrealized
    appreciation on investments............    26,251         155      4,978      68        (2,994)      18         17,698
                                             --------     -------    -------    ----       -------     ----       --------
Net realized and unrealized gain (loss) on
 investments...............................    (1,869)        528      5,033      91         1,929       30         49,398
                                             --------     -------    -------    ----       -------     ----       --------
Increase (decrease) in net assets resulting
 from operations...........................    (1,869)        528      5,033      94         1,960       34         50,779
Capital share transactions:
   Deposits................................        (1)         --         40      --            --       --         83,345
   Surrenders and death benefits...........       (40)     (1,059)        90      (5)           (2)      (3)       (41,156)
   Cost of insurance.......................      (622)       (404)      (924)    (37)         (240)     (16)       (17,886)
   Contract charges........................       (71)        (55)      (137)     (4)          (34)      (1)        (1,772)
   Policy charges..........................       (22)        (47)       (35)     (5)           (2)      (2)        (1,041)
   Transfers between sub-accounts,
    including fixed interest account.......   (32,432)     (1,024)    32,378       6        (9,674)       1           (504)
                                             --------     -------    -------    ----       -------     ----       --------
Increase (decrease) in net assets resulting
 from capital share transactions...........   (33,188)     (2,589)    31,412     (45)       (9,952)     (21)        20,986
                                             --------     -------    -------    ----       -------     ----       --------
Increase (decrease) in net assets..........   (35,057)     (2,061)    36,445      49        (7,992)      13         71,765
Net assets--beginning of year..............    35,057       8,916         --     321         7,992      175        280,373
                                             --------     -------    -------    ----       -------     ----       --------
      Net assets--end of year..............  $     --     $ 6,855    $36,445    $370       $    --     $188       $352,138
                                             ========     =======    =======    ====       =======     ====       ========

--------
*See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                      Variable
                                                                                                     Insurance
                                                                                                      Products
                                                    Variable Insurance      Variable Insurance        Fund III   Janus Aspen
                                                    Products Fund (VIP)    Products Fund II (VIP II) (VIP III)     Series
                                                 ------------------------  ------------------------  ---------- -------------
                                                                                         Fidelity
                                                              Fidelity VIP  Fidelity      VIP II      Fidelity
                                                 Fidelity VIP    Money       VIP II     Investment    VIP III   International
                                                    Growth       Market    Contrafund   Grade Bond    Mid Cap      Growth
                                                  Portfolio    Portfolio*  Portfolio    Portfolio*   Portfolio*   Portfolio
                                                 ------------ ------------ ----------   ----------   ---------- -------------
Net investment income--
   Ordinary dividend income.....................   $    479     $ 11,860    $    547     $     --     $     --    $  9,203
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................      7,176           --      32,170          (59)         774      63,882
   Capital gain distributions...................         --           --          78           --           --          --
   Increase (decrease) in unrealized
    appreciation on investments.................      1,753           --      65,405        3,503       48,063     145,665
                                                   --------     --------    --------     --------     --------    --------
Net realized and unrealized gain (loss) on
 investments....................................      8,929           --      97,653        3,444       48,837     209,547
                                                   --------     --------    --------     --------     --------    --------
Increase (decrease) in net assets resulting from
 operations.....................................      9,408       11,860      98,200        3,444       48,837     218,750
Capital share transactions:
   Deposits.....................................     53,208      200,924     118,817       51,634       24,433     109,715
   Surrenders and death benefits................    (30,044)     (32,219)    (19,143)      31,281        5,315     (47,678)
   Cost of insurance............................    (17,914)     (33,571)    (31,685)     (14,637)     (11,823)    (46,732)
   Contract charges.............................     (1,275)      (2,502)     (3,943)      (1,685)      (1,476)     (5,369)
   Policy charges...............................     (1,126)      (1,526)     (1,176)        (590)        (593)     (1,812)
   Transfers between sub-accounts, including
    fixed interest account......................     11,055      565,367     432,144      546,726      431,306      99,142
                                                   --------     --------    --------     --------     --------    --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................     13,904      696,473     495,014      612,729      447,162     107,266
                                                   --------     --------    --------     --------     --------    --------
Increase (decrease) in net assets...............     23,312      708,333     593,214      616,173      495,999     326,016
Net assets--beginning of year...................    163,923           --     336,855           --           --     646,460
                                                   --------     --------    --------     --------     --------    --------
      Net assets--end of year...................   $187,235     $708,333    $930,069     $616,173     $495,999    $972,476
                                                   ========     ========    ========     ========     ========    ========

--------
*See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                          Janus Aspen Series              Lord Abbett Series Fund, Inc.
                                                    -----------------------------  -------------------------------------------
                                                               Growth     Small                            Growth       Mid
                                                                 and     Company   America's     Bond       and         Cap
                                                     Growth    Income     Value      Value    Debenture    Income      Value
                                                    Portfolio Portfolio Portfolio* Portfolio* Portfolio* Portfolio*  Portfolio*
                                                    --------- --------- ---------- ---------- ---------- ----------  ----------
Net investment income--
   Ordinary dividend income........................  $    6    $   155   $    --     $   31    $ 1,749   $   10,475   $   407
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................      47      2,332       (10)         4         14          748         4
   Capital gain distributions......................      --         --        --         13        382       64,000     5,562
   Increase (decrease) in unrealized appreciation
    on investments.................................      20        214      (355)        (1)    (1,611)     (28,412)   (3,796)
                                                     ------    -------   -------     ------    -------   ----------   -------
Net realized and unrealized gain (loss) on
 investments.......................................      67      2,546      (365)        16     (1,215)      36,336     1,770
                                                     ------    -------   -------     ------    -------   ----------   -------
Increase (decrease) in net assets resulting from
 operations........................................      73      2,701      (365)        47        534       46,811     2,177
Capital share transactions:
   Deposits........................................     248         --         7        454         31       60,359    12,924
   Surrenders and death benefits...................     (16)       (36)       (9)       (12)       (33)      14,572      (114)
   Cost of insurance...............................    (133)    (1,424)     (309)      (105)      (339)     (27,777)   (1,702)
   Contract charges................................     (13)      (190)      (36)        (5)       (52)      (3,431)     (279)
   Policy charges..................................     (11)       (35)      (10)       (11)       (19)      (1,205)      (66)
   Transfers between sub-accounts, including
    fixed interest account.........................      12     (6,640)   10,870      1,125     36,229    1,009,016    83,438
                                                     ------    -------   -------     ------    -------   ----------   -------
Increase (decrease) in net assets resulting from
 capital share transactions........................      87     (8,325)   10,513      1,446     35,817    1,051,534    94,201
                                                     ------    -------   -------     ------    -------   ----------   -------
Increase (decrease) in net assets..................     160     (5,624)   10,148      1,493     36,351    1,098,345    96,378
Net assets--beginning of year......................   1,647     27,136        --         --         --           --        --
                                                     ------    -------   -------     ------    -------   ----------   -------
     Net assets--end of year.......................  $1,807    $21,512   $10,148     $1,493    $36,351   $1,098,345   $96,378
                                                     ======    =======   =======     ======    =======   ==========   =======

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                             Vanguard Variable
                                                                 T. Rowe Price Equity Series, Inc.            Insurance Fund
                                                         ------------------------------------------------  --------------------
                                                            Blue                                 Personal
                                                            Chip       Equity        Health      Strategy   Mid Cap      REIT
                                                           Growth      Income       Sciences     Balanced    Index      Index
                                                         Portfolio* Portfolio II* Portfolio II* Portfolio* Portfolio* Portfolio*
                                                         ---------- ------------- ------------- ---------- ---------- ----------
Net investment income--
   Ordinary dividend income.............................  $    337     $   649       $    --     $  2,636   $    --    $    --
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions........................................       176          40            15           26        23         96
   Capital gain distributions...........................        --       3,558            --        2,653        --         --
   Increase (decrease) in unrealized appreciation on
    investments.........................................    12,254      (2,356)        2,717        5,631     1,619      1,543
                                                          --------     -------       -------     --------   -------    -------
Net realized and unrealized gain (loss) on
 investments............................................    12,430       1,242         2,732        8,310     1,642      1,639
                                                          --------     -------       -------     --------   -------    -------
Increase (decrease) in net assets resulting from
 operations.............................................    12,767       1,891         2,732       10,946     1,642      1,639
Capital share transactions:
   Deposits.............................................    17,306       8,008         1,718       19,551     3,234     12,145
   Surrenders and death benefits........................     1,011         (25)          (19)       5,846     3,004        (20)
   Cost of insurance....................................   (10,236)     (2,044)         (332)      (8,338)     (489)    (2,045)
   Contract charges.....................................      (948)       (262)          (94)        (926)      (64)      (332)
   Policy charges.......................................      (539)        (76)          (19)        (344)      (64)       (40)
   Transfers between sub-accounts, including fixed
    interest account....................................   311,155      81,597        41,773      287,275    29,686     82,777
                                                          --------     -------       -------     --------   -------    -------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................   317,749      87,198        43,027      303,064    35,307     92,485
                                                          --------     -------       -------     --------   -------    -------
Increase (decrease) in net assets.......................   330,516      89,089        45,759      314,010    36,949     94,124
Net assets--beginning of year...........................        --          --            --           --        --         --
                                                          --------     -------       -------     --------   -------    -------
      Net assets--end of year...........................  $330,516     $89,089       $45,759     $314,010   $36,949    $94,124
                                                          ========     =======       =======     ========   =======    =======

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                             Vanguard Variable Insurance Fund
                                                                      ----------------------------------------------
                                                                                                  Small
                                                                       Total Bond  Total Stock   Company    Capital
                                                                      Market Index Market Index   Growth     Growth
                                                                       Portfolio*   Portfolio*  Portfolio* Portfolio*
                                                                      ------------ ------------ ---------- ----------
Net investment income--
   Ordinary dividend income..........................................   $    --      $    --     $    --    $    --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions...............        (1)          15          27         97
   Capital gain distributions........................................        --           --          --         --
   Increase (decrease) in unrealized appreciation on investments.....       146          721       1,954      2,253
                                                                        -------      -------     -------    -------
Net realized and unrealized gain (loss) on investments...............       145          736       1,981      2,350
                                                                        -------      -------     -------    -------
Increase (decrease) in net assets resulting from operations..........       145          736       1,981      2,350
Capital share transactions:
   Deposits..........................................................       995        3,805       1,856      4,425
   Surrenders and death benefits.....................................       (45)         (17)       (141)      (101)
   Cost of insurance.................................................      (154)        (342)       (227)      (310)
   Contract charges..................................................       (22)         (76)        (68)       (69)
   Policy charges....................................................       (22)         (17)        (72)       (88)
   Transfers between sub-accounts, including fixed interest account..    15,774       49,057      42,625     33,375
                                                                        -------      -------     -------    -------
Increase (decrease) in net assets resulting from capital share
 transactions........................................................    16,526       52,410      43,973     37,232
                                                                        -------      -------     -------    -------
Increase (decrease) in net assets....................................    16,671       53,146      45,954     39,582
Net assets--beginning of year........................................        --           --          --         --
                                                                        -------      -------     -------    -------
      Net assets--end of year........................................   $16,671      $53,146     $45,954    $39,582
                                                                        =======      =======     =======    =======

--------
*See Note 1



                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                                        Investors Mark Series Fund, Inc.
                                                    -----------------------------------------------------------------------
                                                               Growth     Large    Small     Large    Intermediate   Mid
                                                                and        Cap      Cap       Cap        Fixed       Cap
                                                    Balanced   Income     Value    Equity    Growth      Income     Equity
                                                    --------  --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income........................ $  3,720  $    138  $  2,925  $     --  $     --    $ 14,100   $    157
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................    6,080    11,395       933    (4,664)  (34,395)      2,744     11,752
   Capital gain distributions......................      130        --        --        --        --       8,162     26,412
   Increase (decrease) in unrealized appreciation
    on investments.................................   27,219    87,489    23,332    47,952    29,809      (9,886)    16,371
                                                    --------  --------  --------  --------  --------    --------   --------
Net realized and unrealized gain (loss) on
 investments.......................................   33,429    98,884    24,265    43,288    (4,586)      1,020     54,535
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from
 operations........................................   37,149    99,022    27,190    43,288    (4,586)     15,120     54,692
Capital share transactions:
   Deposits........................................   42,191   148,396    35,327    65,252    57,811      82,266     74,516
   Surrenders and death benefits...................    1,443   (86,173)   (4,220)  (69,473)  (45,924)     (3,428)   (44,418)
   Cost of insurance...............................  (16,704)  (52,346)  (13,625)  (16,113)  (24,328)    (24,375)   (25,056)
   Contract charges................................   (1,622)   (6,078)   (1,383)   (2,446)   (2,464)     (2,658)    (2,651)
   Policy charges..................................   (1,101)   (2,200)     (988)   (1,038)   (1,232)     (1,457)    (1,511)
   Transfers between sub-accounts, including
    fixed interest account.........................   10,168    34,919    39,910    66,906    19,456      16,511     22,353
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from
 capital share transactions........................   34,375    36,518    55,021    43,088     3,319      66,859     23,233
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net asset...................   71,524   135,540    82,211    86,376    (1,267)     81,979     77,925
Net assets--beginning of year......................  160,779   738,426   128,999   293,963   328,561     305,271    284,586
                                                    --------  --------  --------  --------  --------    --------   --------
      Net assets--end of year...................... $232,303  $873,966  $211,210  $380,339  $327,294    $387,250   $362,511
                                                    ========  ========  ========  ========  ========    ========   ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                      Investors Mark                                  The Alger American
                                                     Series Fund, Inc.      Conseco Series Trust             Fund
                                                    ------------------  ----------------------------  ------------------
                                                                Global                        Fixed             Leveraged
                                                      Money     Fixed   Balanced   Equity    Income    Growth    AllCap
                                                      Market    Income  Portfolio Portfolio Portfolio Portfolio Portfolio
                                                    ---------  -------  --------- --------- --------- --------- ---------
Net investment income--
   Ordinary dividend income........................ $   5,006  $    --     $--     $   115   $   67   $     --  $     --
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................        --      464       1        (171)       8    (26,407)  (27,880)
   Capital gain distributions......................        --       --      --         124       --         --        --
   Increase (decrease) in unrealized appreciation
    on investments.................................        --    1,336      (1)      6,244       (4)    50,323    65,384
                                                    ---------  -------     ---     -------   ------   --------  --------
Net realized and unrealized gain (loss) on
 investments.......................................        --    1,800      --       6,197        4     23,916    37,504
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets resulting from
 operations........................................     5,006    1,800      --       6,312       71     23,916    37,504
Capital share transactions:
   Deposits........................................   728,605   20,106      --          --       --     99,139   105,594
   Surrenders and death benefits...................   (37,764)    (410)     --        (403)    (161)   (35,121)  (37,214)
   Cost of insurance...............................   (77,345)  (5,354)     --      (2,494)     (83)   (34,544)  (36,343)
   Contract charges................................    (5,224)    (378)     --        (251)     (12)    (3,324)   (3,635)
   Policy charges..................................    (2,651)    (184)     --         (75)      (8)    (1,668)   (1,595)
   Transfers between sub-accounts, including
    fixed interest account.........................  (514,698)   7,649      (8)        623        8     13,308    23,386
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets resulting from
 capital share transactions........................    90,923   21,429      (8)     (2,600)    (256)    37,790    50,193
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets..................    95,929   23,229      (8)      3,712     (185)    61,706    87,697
Net assets--beginning of year......................   580,725   36,063       8      31,927    1,582    397,794   433,278
                                                    ---------  -------     ---     -------   ------   --------  --------
      Net assets--end of year...................... $ 676,654  $59,292     $--     $35,639   $1,397   $459,500  $520,975
                                                    =========  =======     ===     =======   ======   ========  ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                    The Alger American        American Century Variable
                                                           Fund                   Portfolios, Inc.
                                                 -----------------------  --------------------------------
                                                                             VP                               Dreyfus
                                                    Mid                    Income                            Socially    Dreyfus
                                                    Cap        Small        and          VP          VP     Responsible   Stock
                                                  Growth   Capitalization  Growth   International   Value     Growth      Index
                                                 Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                                 --------- -------------- --------  ------------- --------  ----------- --------
Net investment income--
   Ordinary dividend income..................... $     --      $   --     $ 10,782     $   114    $  3,919    $    38   $ 15,430
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................  (10,315)       (976)      (8,200)     (4,818)     13,367     (1,772)   (19,225)
   Capital gain distributions...................       --          --           --          --       3,040         --         --
   Increase (decrease) in unrealized
    appreciation on investments.................  108,020       2,085       93,624       7,116      32,430      2,277     91,467
                                                 --------      ------     --------     -------    --------    -------   --------
Net realized and unrealized gain (loss) on
 investments....................................   97,705       1,109       85,424       2,298      48,837        505     72,242
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets resulting from
 operations.....................................   97,705       1,109       96,206       2,412      52,756        543     87,672
Capital share transactions:
   Deposits.....................................  149,822          --       97,980         284      95,709         --    176,757
   Surrenders and death benefits................  (16,032)       (577)     (58,454)     (4,358)    (60,285)    (2,105)   (24,566)
   Cost of insurance............................  (53,308)       (482)     (50,016)     (1,146)    (37,526)      (821)   (63,543)
   Contract charges.............................   (5,601)        (56)      (5,919)       (142)     (3,098)       (85)    (6,574)
   Policy charges...............................   (2,004)        (20)      (2,047)        (28)     (2,063)       (74)    (3,170)
   Transfers between sub-accounts, including
    fixed interest account......................   61,798         762       17,782         (22)     11,703        (75)    18,445
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................  134,675        (373)        (674)     (5,412)      4,440     (3,160)    97,349
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets...............  232,380         736       95,532      (3,000)     57,196     (2,617)   185,021
Net assets--beginning of year...................  625,650       7,143      730,797      20,452     357,782     12,343    760,328
                                                 --------      ------     --------     -------    --------    -------   --------
      Net assets--end of year................... $858,030      $7,879     $826,329     $17,452    $414,978    $ 9,726   $945,349
                                                 ========      ======     ========     =======    ========    =======   ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                         Dreyfus Variable       Federated                     AIM Variable
                                                         Investment Fund    Insurance Series                Insurance Funds
                                                         ---------------- --------------------             -----------------
                                                                                                 INVESCO    AIM VI   AIM VI
                                                           Disciplined    International         VIF--High    High     Core
                                                              Stock          Equity     Utility   Yield     Yield    Stock
                                                            Portfolio        Fund II    Fund II   Fund*     Fund*    Fund*
                                                         ---------------- ------------- ------- ---------  -------  --------
Net investment income--
   Ordinary dividend income.............................     $  1,868        $   --      $  5   $   8,576  $ 2,430  $  1,206
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................       (2,147)         (459)      (52)        307      133      (689)
   Capital gain distributions...........................           --            --        --          --       --        --
   Increase (decrease) in unrealized appreciation on
    investments.........................................       10,934           681        59      (7,093)   3,909     5,217
                                                             --------        ------      ----   ---------  -------  --------
Net realized and unrealized gain (loss) on
 investments............................................        8,787           222         7      (6,786)   4,042     4,528
                                                             --------        ------      ----   ---------  -------  --------
Increase (decrease) in net assets resulting from
 operations.............................................       10,655           222        12       1,790    6,472     5,734
Capital share transactions:
   Deposits.............................................       21,396            --        --       6,009   27,723    51,063
   Surrenders and death benefits........................         (472)         (493)      (75)       (426)    (492)   (6,272)
   Cost of insurance....................................       (7,921)         (193)      (11)     (3,298)  (5,933)  (15,472)
   Contract charges.....................................       (1,025)          (15)       (1)       (262)    (421)     (955)
   Policy charges.......................................         (367)          (16)       (3)       (157)    (309)     (908)
   Transfers between sub-accounts, including fixed
    interest account....................................         (291)           16         5    (104,179)  66,430       (20)
                                                             --------        ------      ----   ---------  -------  --------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................       11,320          (701)      (85)   (102,313)  86,998    27,436
                                                             --------        ------      ----   ---------  -------  --------
Increase (decrease) in net assets.......................       21,975          (479)      (73)   (100,523)  93,470    33,170
Net assets--beginning of year...........................      120,924         2,297       193     100,523       --   107,857
                                                             --------        ------      ----   ---------  -------  --------
      Net assets--end of year...........................     $142,899        $1,818      $120   $      --  $93,470  $141,027
                                                             ========        ======      ====   =========  =======  ========

--------
*See Note 1


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                                                                                   Strong
                                                                                 Neuberger & Berman               Variable
                                                               Lazard Retirement Advisors Management              Insurance
                                                                 Series, Inc.           Trust                    Funds, Inc.
                                                               ----------------- ------------------              -----------
                                                                                  Limited
                                                                  Retirement     Maturity              Strong      Mid Cap
                                                                   Small Cap       Bond    Partners  Opportunity   Growth
                                                                   Portfolio     Portfolio Portfolio   Fund II     Fund II
                                                               ----------------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income...................................     $     --        $  17    $   --    $     --     $    --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........       27,403            8        (1)     (2,607)     (4,709)
   Capital gain distributions.................................           --           --        --          --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................       58,584          (22)      357       4,811      10,454
                                                                   --------        -----    ------    --------     -------
Net realized and unrealized gain (loss) on investments........       85,987          (14)      356       2,204       5,745
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets resulting from
 operations...................................................       85,987            3       356       2,204       5,745
Capital share transactions:
   Deposits...................................................      106,211           --        --         340          --
   Surrenders and death benefits..............................      (43,853)          (3)       (7)     (4,426)     (1,453)
   Cost of insurance..........................................      (56,072)        (111)      (64)       (818)     (2,420)
   Contract charges...........................................       (4,870)          (4)      (16)        (87)       (262)
   Policy charges.............................................       (1,891)          (5)       (7)        (75)        (92)
   Transfers between sub-accounts, including fixed
    interest account..........................................       23,162            5         7     (10,697)         76
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................       22,687         (118)      (87)    (15,763)     (4,151)
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets.............................      108,674         (115)      269     (13,559)      1,594
Net assets--beginning of year.................................      560,645          571     1,939      22,475      33,463
                                                                   --------        -----    ------    --------     -------
      Net assets--end of year.................................     $669,319        $ 456    $2,208    $  8,916     $35,057
                                                                   ========        =====    ======    ========     =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2004

                                                                                                    Variable Insurance
                                                               Van Eck Worldwide Insurance Trust    Products Fund (VIP)
                                                               --------------------------------  ------------------------
                                                               Worldwide   Worldwide  Worldwide
                                                               Emerging      Hard       Real     Fidelity VIP Fidelity VIP
                                                                Markets     Assets     Estate      Overseas      Growth
                                                                 Fund        Funds      Fund      Portfolio    Portfolio
                                                               ---------   ---------  ---------  ------------ ------------
Net investment income--
   Ordinary dividend income...................................  $    14     $   28      $  2       $  1,722     $    190
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........       72        145         8          2,983       (2,339)
   Capital gain distributions.................................       --         --        --             --           --
   Increase (decrease) in unrealized appreciation on
    investments...............................................      (21)     1,406        39         27,001        6,777
                                                                -------     ------      ----       --------     --------
Net realized and unrealized gain (loss) on investments........       51      1,551        47         29,984        4,438
                                                                -------     ------      ----       --------     --------
Increase (decrease) in net assets resulting from operations...       65      1,579        49         31,706        4,628
Capital share transactions:
   Deposits...................................................       --         --        --         72,518       45,102
   Surrenders and death benefits..............................   (2,195)        (3)       (3)        (3,469)      (9,809)
   Cost of insurance..........................................      (90)      (470)      (19)       (19,220)     (18,020)
   Contract charges...........................................       (9)       (58)       (1)        (1,637)      (1,202)
   Policy charges.............................................       (9)        (4)       (3)        (1,338)      (1,213)
   Transfers between sub-accounts, including fixed interest
    account...................................................      173          4         3         51,435          649
                                                                -------     ------      ----       --------     --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................   (2,130)      (531)      (23)        98,289       15,507
                                                                -------     ------      ----       --------     --------
Increase (decrease) in net assets.............................   (2,065)     1,048        26        129,995       20,135
Net assets--beginning of year.................................    2,386      6,944       149        150,378      143,788
                                                                -------     ------      ----       --------     --------
      Net assets--end of year.................................  $   321     $7,992      $175       $280,373     $163,923
                                                                =======     ======      ====       ========     ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

        STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2004

                                                                             Variable
                                                                            Insurance
                                                                             Products
                                                                             Fund II
                                                                             (VIP II)         Janus Aspen Series
                                                                            ---------- --------------------------------
                                                                             Fidelity
                                                                              VIP II   International           Growth &
                                                                            Contrafund    Growth      Growth    Income
                                                                            Portfolio    Portfolio   Portfolio Portfolio
                                                                            ---------- ------------- --------- ---------
Net investment income--
   Ordinary dividend income................................................  $    483    $  5,108     $    2    $   167
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions.....................     4,176      23,209         38        945
   Capital gain distributions..............................................        --          --         --         --
   Increase (decrease) in unrealized appreciation on investments...........    37,935      77,153         31      1,869
                                                                             --------    --------     ------    -------
Net realized and unrealized gain (loss) on investments.....................    42,111     100,362         69      2,814
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets resulting from operations................    42,594     105,470         71      2,981
Capital share transactions:
   Deposits................................................................    57,743     126,091        140         --
   Surrenders and death benefits...........................................   (12,079)    (36,091)       (13)      (274)
   Cost of insurance.......................................................   (20,596)    (40,671)      (133)    (1,656)
   Contract charges........................................................    (2,109)     (4,388)       (12)      (209)
   Policy charges..........................................................      (944)     (1,768)       (12)       (48)
   Transfers between sub-accounts, including fixed interest account........    63,332       3,737         11     (3,062)
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets resulting from capital share transactions    85,347      46,910        (19)    (5,249)
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets..........................................   127,941     152,380         52     (2,268)
Net assets--beginning of year..............................................   208,914     494,080      1,595     29,404
                                                                             --------    --------     ------    -------
      Net assets--end of year..............................................  $336,855    $646,460     $1,647    $27,136
                                                                             ========    ========     ======    =======


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2005, and for the years ended December 31, 2005 and 2004

1. Organization

   RBC Variable Life Account A (formerly known as the BMA Variable Life Account
A) (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Business Men's Assurance Company of America ("BMA"). The Account name was changed in April 2006. The assets of the Account are legally segregated from those of BMA. BMA is wholly owned by the Liberty Life Insurance Company whose ultimate parent is the Royal Bank of Canada ("RBC"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

   The Account includes four variable life insurance products: Clarity Variable Universal Life ("Clarity VUL"), Conseco Variable Universal Life ("Conseco VUL"), Clarity Survivorship Variable Universal Life ("Clarity SVUL"), and Clarity Duo Variable Universal Life ("Clarity Duo"). The significant features of the products are summarized below:

   Clarity VUL and Conseco VUL--These policies provide accumulation values, surrender rights, loan privileges and other features associated with life insurance as well as tax-deferred investment options to potentially maximize the value of the policy.

   Clarity SVUL--This policy also offers a combination of life insurance and tax-deferred investment opportunities, but it covers two people in a single policy that pays a death benefit at the second death.

   Clarity Duo--This contract utilizes two products, a single premium fixed annuity and a variable universal life policy, to create a single one-time transaction that will pay the variable universal life's premiums over seven years. As a result, the policyholder has the benefits of a level pay life insurance contract with the look and convenience of a single payment.

  Investments

   The deposits of the Account are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein BMA contractually guarantees either a minimum return or account value upon death or annuitization, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Fund, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income. Effective July 15, 2005, the shares in the IMSF funds were substituted with shares of certain series of other registered investment companies as follows:

IMSF Fund           Substituted with:
---------           -----------------
Balanced            T. Rowe Price Equity Series, Inc. - Personal Strategy Balanced Portfolio
Growth and Income   Lord Abbett Series Fund, Inc. - Growth and Income Fund
Large Cap Value     Lord Abbett Series Fund, Inc. - Growth and Income Fund
Small Cap Equity    Dreyfus Investment Portfolios - Emerging Leaders Portfolio
Large Cap Growth    T. Rowe Price Equity Series, Inc. - Blue Chip Growth Portfolio
Intermediate Fixed  Variable Insurance Products Fund II - Fidelity VIP II Investment Grade Bond
  Income            Portfolio
Mid Cap Equity      Variable Insurance Products Fund II - Fidelity VIP III Mid Cap Portfolio
Money Market        Variable Insurance Products Fund - Fidelity VIP Money Market Portfolio
Global Fixed Income Variable Insurance Products Fund II - Fidelity VIP II Investment Grade Bond
                    Portfolio

                          RBC VARIABLE LIFE ACCOUNT A

   Berger Institutional Products Trust ("Berger IPT"): Growth Fund (reorganized into Janus Growth Portfolio), Large Cap Growth Fund (reorganized into Janus Growth and Income Portfolio), Small Company Growth Fund (fund manager liquidated this fund and policyholder funds were moved to other Funds as directed by policyholders) and International Fund (reorganized into Janus International Growth Fund). Effective on or about March 24, 2003, the Berger IPT was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

   Conseco Series Trust: Balanced Portfolio, Equity Portfolio, Fixed Income Portfolio, and Government Securities Portfolio.

   The Alger American Fund: Growth Portfolio, Leveraged AllCap Portfolio, Mid Cap Growth Portfolio and Small Capitalization Portfolio. Effective July 15, 2005, the Growth Portfolio, Leveraged AllCap Portfolio and Mid Cap Growth Portfolio were discontinued as investment options. This did not affect existing investments.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund, VP International Fund, and VP Value Fund. Effective May 1, 2005, the VP Ultra Fund was added as an investment option.

   Dreyfus Socially Responsible Growth Fund, Inc.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio. Effective July 15, 2005, the Dreyfus Disciplined Stock Portfolio was discontinued as an investment option. This did not affect existing investments.

   Dreyfus Investment Portfolios: Effective May 1, 2005, the Emerging Leaders Portfolio and Small Cap Stock Index Portfolio were added as investment options.

   Federated Insurance Series: International Equity Fund II and Utility Fund II.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds were reorganized under AIM Variable Insurance Funds.

   AIM Variable Insurance Funds: AIM VI High Yield Fund and AIM VI Core Stock Fund. Effective May 1, 2005, the AIM VI Capital Development Fund and AIM VI Core Equity Fund were added as investment options. Effective July 15, 2005, the AIM VI Core Stock Fund was discontinued as an investment option. This did not affect existing investments.

   Lazard Retirement Series, Inc.: Retirement Equity Portfolio and Retirement Small Cap Portfolio.

   Neuberger & Berman Advisors Management Trust: Limited Maturity Bond Portfolio and Partners Portfolio.

   Strong Opportunity Fund II: Effective April 9, 2005, the Strong Opportunity Fund II was renamed Wells Fargo Advantage Opportunity Fund.

   Strong Variable Insurance Funds, Inc.: Mid Cap Growth Fund II. Effective April 9, 2005, the Mid Cap Growth Fund II merged into Wells Fargo Advantage Discovery Fund.

   Wells Fargo Advantage Funds: Opportunity Fund II and Discovery Fund.

   Van Eck Worldwide Insurance Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. In 2001, these funds were discontinued as investment options. This did not affect existing investments.

                          RBC VARIABLE LIFE ACCOUNT A

   Variable Insurance Products Fund ("VIP"): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio. Effective May 1, 2005, the Fidelity VIP Money Market Portfolio was added as an investment option.

   Variable Insurance Products Fund II ("VIP II"): Fidelity VIP II Contrafund Portfolio. Effective May 1, 2005, the Fidelity VIP II Investment Grade Bond Portfolio was added as an investment option.

   Variable Insurance Products Fund III ("VIP III"): Effective May 1, 2005, the Fidelity VIP III Mid Cap Portfolio was added as an investment option.

   Janus Aspen Series: International Growth Portfolio, Growth Portfolio and Growth and Income Portfolio. Effective May 1, 2005, the Small Company Value Portfolio was added as an investment option.

   Lord Abbett Series Fund, Inc.: Effective May 1, 2005, the America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid Cap Value Portfolio were added as investment options.

   T. Rowe Price Equity Series, Inc.: Effective May 1, 2005, the Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio were added as investment options.

   Vanguard Variable Insurance Fund.: Effective May 1, 2005, the Mid Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio were added as investment options.

  Management of the Funds

   Effective July 15, 2005, BMA substituted the shares of the IMSF portfolios with shares of certain series of other registered investment companies as described above. Prior to the substitution, under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC ("IMA"), which is owned by Tamarack Distributors, Inc., an affiliate of BMA whose ultimate parent is RBC. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. Effective July 1, 2003, The Boston Company Asset Management, LLC became the subadvisor for the Mid Cap Equity Portfolio. IMA has engaged Columbia Management Advisors (formerly Stein Roe & Farnam, Incorporated) to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to

                          RBC VARIABLE LIFE ACCOUNT A
the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the Account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Variable Life Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA.

      Premium Charges: BMA deducts a premium charge from each premium payment of 5.5% of all premiums in the first through the 10th policy year and 4% of all premiums in the 11th and later policy years. Premium charges are deducted from deposits; therefore, deposits are recorded net of premium charges, and these charges are not recorded in the financial statements of the Account.

      Risk Charge: BMA deducts a risk charge each month of 0.80%, on an annual basis, of the accumulation value in the separate account for the first through 10th policy year and 0.40%, on an annual basis, of the accumulation value in the separate account for the 11th policy year and thereafter. Risk charges are recognized as redemptions of units.

      Policy Charges: The Account deducts a policy charge of $25 per month in the first policy year and $5 per month thereafter. Policy charges are recognized as redemptions of units.

      Cost of Insurance: A deduction for cost of insurance and cost of any riders also is made monthly. This charge will depend on the specified amount of insurance coverage, the accumulation value and the sex, age and rate class of the primary insured. Cost of insurance is recognized as a redemption of units.

      Surrender Charge: A surrender charge will be imposed in the event of a partial or full surrender in excess of 10% of the unloaned accumulation value. The surrender charge will depend on the sex, age, and rate class of the primary insured. In addition, a fee of $25 will be assessed for partial surrender in excess of 10% of the unloaned accumulation values. This charge is withheld from the proceeds of the surrender by BMA with the net amount being remitted to the policyholder. These charges are not recorded in the financial statements of the Account.

                          RBC VARIABLE LIFE ACCOUNT A

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by each subaccount were as follows:

                                                     Year Ended December 31
                                                     ----------------------
                                                             2005
                                                     ----------------------
                                                      Cost of    Proceeds
                                                     Purchases  from Sales
                                                     ---------  ----------
      Investors Mark Series Fund, Inc.:
         Balanced................................... $ 81,337   $  266,938
         Growth and Income..........................  298,870      964,466
         Large Cap Value............................   75,258      248,461
         Small Cap Equity...........................   43,111      410,683
         Large Cap Growth...........................   50,903      364,143
         Intermediate Fixed Income..................  101,713      483,507
         Mid Cap Equity.............................  163,030      431,353
         Money Market...............................  338,172    1,014,826
         Global Fixed Income........................   32,704       83,227
      Conseco Series Trust:
         Equity Portfolio...........................    4,109        3,967
         Fixed Income Portfolio.....................       61           50
      The Alger American Fund:
         Growth Portfolio...........................   55,378      241,624
         Leveraged AllCap Portfolio.................   87,594      215,868
         Mid Cap Growth Portfolio...................  217,023      340,166
         Small Capitalization Portfolio.............      486          664
      American Century Variable Portfolios, Inc.:
         VP Income and Growth Fund..................  120,666      163,224
         VP International Fund......................      201        1,209
         VP Value Fund..............................  272,111      129,416
         VP Ultra Fund..............................    5,947          161
      Dreyfus Socially Responsible Growth Fund, Inc.        1          743
      Dreyfus Stock Index Fund......................  209,954      142,591
      Dreyfus Variable Investment Fund--
         Disciplined Stock Portfolio................    6,957       68,141
      Dreyfus Investment Portfolios:
         Emerging Leaders Portfolio.................  451,678       23,905
         Small Cap Stock Index Portfolio............    2,796          104
      Federated Insurance Series:
         International Equity Fund II...............       --          132
         Utility Fund II............................        6           12
      AIM Variable Insurance Funds:
         AIM VI High Yield Fund.....................   85,048       16,768
         AIM VI Core Stock Fund.....................   29,842       79,464
         AIM VI Capital Development Fund............    2,112          123
         AIM VI Core Equity Fund....................    6,481          111
      Lazard Retirement Series, Inc.--
         Retirement Small Cap Portfolio.............  156,280      132,705

                          RBC VARIABLE LIFE ACCOUNT A

4. Purchases and Sales of Investments (Concluded)

                                                       Year Ended December 31
                                                       ---------------------
                                                               2005
                                                       ---------------------
                                                        Cost of     Proceeds
                                                       Purchases   from Sales
                                                       ----------  ----------
   Neuberger & Berman Advisors Management Trust:
      Limited Maturity Bond Portfolio................. $      468  $      385
      Partners Portfolio..............................         24          86
   Strong Mid Cap Growth Fund II......................          1      33,189
   Wells Fargo Advantage Funds:
      Opportunity Fund II.............................          1       2,590
      Discovery Fund..................................     32,585       1,174
   Van Eck Worldwide Insurance Trust:
      Worldwide Emerging Markets Fund.................          4          46
      Worldwide Hard Assets Fund......................         81      10,001
      Worldwide Real Estate Fund......................          6          20
   Variable Insurance Products Fund (VIP):
      Fidelity VIP Overseas Portfolio.................    121,355      97,607
      Fidelity VIP Growth Portfolio...................     86,191      71,807
      Fidelity VIP Money Market Portfolio.............    896,929     188,596
   Variable Insurance Products Fund II (VIP II):
      Fidelity VIP II Contrafund Portfolio............    617,486     121,847
      Fidelity VIP II Investment Grade Bond Portfolio.    635,492      22,762
   Variable Insurance Products Fund III (VIP III)--
      Fidelity VIP III Mid Cap Portfolio..............    464,459      17,297
   Janus Aspen Series:
      International Growth Portfolio..................    268,421     151,953
      Growth Portfolio................................        320         227
      Growth and Income Portfolio.....................        188       8,357
      Small Company Value Portfolio...................     10,869         357
   Lord Abbett Series Fund, Inc.:
      America's Value Portfolio.......................      1,566          75
      Bond Debenture Portfolio........................     38,395         448
      Growth and Income Portfolio.....................  1,241,454     115,444
      Mid Cap Value Portfolio.........................    101,811       1,641
   T.Rowe Price Equity Series, Inc.:
      Blue Chip Growth Portfolio......................    326,914       8,829
      Equity Income Portfolio II......................     93,241       1,835
      Health Sciences Portfolio II....................     43,181         154
      Personal Strategy Balanced Portfolio............    317,702       9,349
   Vanguard Variable Insurance Fund:
      Mid Cap Index Portfolio.........................     37,279       1,972
      REIT Index Portfolio............................     98,138       5,652
      Total Bond Market Index Portfolio...............     16,840         313
      Total Stock Market Index Portfolio..............     52,767         357
      Small Company Growth Portfolio..................     46,112       2,139
      Capital Growth Portfolio........................     41,311       4,079
                                                       ----------  ----------
          Total....................................... $8,491,420  $6,709,340
                                                       ==========  ==========

                          RBC VARIABLE LIFE ACCOUNT A

5. Summary of Unit Transactions

   Transactions in units of each sub-account were as follows:

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
                                               --------- ------ -------- -------
Year ended December 31, 2005
Investors Mark Series Fund, Inc.:
   Balanced...................................  14,181    1,719 (15,900)     --
   Growth and Income..........................  55,598    3,807 (59,405)     --
   Large Cap Value............................  15,474    1,556 (17,030)     --
   Small Cap Equity...........................  21,768    3,096 (24,864)     --
   Large Cap Growth...........................  36,708    4,631 (41,339)     --
   Intermediate Fixed Income..................  28,117    3,841 (31,958)     --
   Mid Cap Equity.............................  19,916    2,363 (22,279)     --
   Money Market...............................  58,156   32,528 (90,684)     --
   Global Fixed Income........................   4,464      489  (4,953)     --
Conseco Series Trust:
   Equity Portfolio...........................   1,612       --    (145)  1,467
   Fixed Income Portfolio.....................      97       --      (3)     94
The Alger American Fund:
   Growth Portfolio...........................  42,632    6,279 (22,570) 26,341
   Leveraged AllCap Portfolio.................  41,331    4,970 (14,789) 31,512
   Mid Cap Growth Portfolio...................  49,239    8,948 (17,125) 41,062
   Small Capitalization Portfolio.............     776       36     (49)    763
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................  68,424    7,255 (11,836) 63,843
   VP International Fund......................   1,504        1    (103)  1,402
   VP Value Fund..............................  25,003   10,875  (4,572) 31,306
   VP Ultra Fund..............................      --      563     (18)    545
Dreyfus Socially Responsible Growth Fund, Inc.   1,058       --     (81)    977
Dreyfus Stock Index Fund......................  84,173   15,557 (11,215) 88,515
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................  13,844      790  (6,595)  8,039
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.................      --   39,414  (1,001) 38,413
   Small Cap Stock Index Portfolio............      --      254     (14)    240
Federated Insurance Series:
   International Equity Fund II...............     144       --     (10)    134
   Utility Fund II............................      14       --      (1)     13
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................   8,613    6,218  (1,168) 13,663
   AIM VI Core Stock Fund.....................  12,041    3,113  (7,460)  7,694
   AIM VI Capital Development Fund............      --      191     (10)    181
   AIM VI Core Equity Fund....................      --      601     (10)    591
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio.............  33,980    5,597  (6,081) 33,496

                          RBC VARIABLE LIFE ACCOUNT A

                                                    Beginning  Units   Units   Ending
                                                     Balance   Sold   Redeemed Balance
                                                    --------- ------- -------- -------
Year ended December 31, 2005 (Concluded)
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio.................      36        12      (6)      42
   Partners Portfolio..............................     168        --      (6)     162
Strong Mid Cap Growth Fund II......................   2,778        --  (2,778)      --
Wells Fargo Advantage Funds:
   Opportunity Fund II.............................     519        --    (149)     370
   Discovery Fund..................................      --     3,282    (105)   3,177
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund.................      15        --      (2)      13
   Worldwide Hard Assets Fund......................     388        --    (388)      --
   Worldwide Real Estate Fund......................       8        --      (1)       7
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio.................  31,400     7,979  (7,666)  31,713
   Fidelity VIP Growth Portfolio...................  24,896     7,631  (7,594)  24,933
   Fidelity VIP Money Market Portfolio.............      --    76,120  (6,864)  69,256
Variable Insurance Products Fund II (VIP II):
   Fidelity VIP II Contrafund Portfolio............  30,598    45,506  (4,640)  71,464
   Fidelity VIP II Investment Grade Bond Portfolio.      --    62,582  (1,834)  60,748
Variable Insurance Products Fund III (VIP III)--
   Fidelity VIP III Mid Cap Portfolio..............      --    41,571  (1,309)  40,262
Janus Aspen Series:
   International Growth Portfolio..................  37,410    12,140  (5,417)  44,133
   Growth Portfolio................................     122        19     (13)     128
   Growth and Income Portfolio.....................   1,955        --    (575)   1,380
   Small Company Value Portfolio...................      --       939     (31)     908
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio.......................      --       149     (12)     137
   Bond Debenture Portfolio........................      --     3,501     (41)   3,460
   Growth and Income Portfolio.....................      --   103,874  (3,403) 100,471
   Mid Cap Value Portfolio.........................      --     8,575    (188)   8,387
T.Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio......................      --    29,891  (1,129)  28,762
   Equity Income Portfolio II......................      --     8,475    (220)   8,255
   Health Sciences Portfolio II....................      --     3,708     (38)   3,670
   Personal Strategy Balanced Portfolio............      --    29,403    (946)  28,457
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio.........................      --     3,142     (53)   3,089
   REIT Index Portfolio............................      --     8,352    (211)   8,141
   Total Bond Market Index Portfolio...............      --     1,670     (23)   1,647
   Total Stock Market Index Portfolio..............      --     4,769     (39)   4,730
   Small Company Growth Portfolio..................      --     3,889     (38)   3,851
   Capital Growth Portfolio........................      --     3,437     (43)   3,394

                          RBC VARIABLE LIFE ACCOUNT A

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
-                                              --------- ------ -------- -------
Year ended December 31, 2004
Investors Mark Series Fund, Inc.:
   Balanced...................................  11,478    4,058  (1,355) 14,181
   Growth and Income..........................  52,638   12,765  (9,805) 55,598
   Large Cap Value............................  10,927    6,099  (1,552) 15,474
   Small Cap Equity...........................  17,747    9,125  (5,104) 21,768
   Large Cap Growth...........................  36,465    8,347  (8,104) 36,708
   Intermediate Fixed Income..................  22,763    7,605  (2,251) 28,117
   Mid Cap Equity.............................  18,040    5,879  (4,003) 19,916
   Money Market...............................  49,548   67,231 (58,623) 58,156
   Global Fixed Income........................   2,813    2,122    (471)  4,464
Conseco Series Trust:
   Balanced Portfolio.........................       1       --      (1)     --
   Equity Portfolio...........................   1,747       26    (161)  1,612
   Fixed Income Portfolio.....................     116       --     (19)     97
The Alger American Fund:
   Growth Portfolio...........................  38,967   10,157  (6,492) 42,632
   Leveraged AllCap Portfolio.................  37,135    9,814  (5,618) 41,331
   Mid Cap Growth Portfolio...................  39,670   14,048  (4,479) 49,239
   Small Capitalization Portfolio.............     820       71    (115)    776
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................  68,385   10,237 (10,198) 68,424
   VP International Fund......................   2,025       28    (549)  1,504
   VP Value Fund..............................  24,132    6,443  (5,572) 25,003
Dreyfus Socially Responsible Growth Fund, Inc.   1,426       --    (368)  1,058
Dreyfus Stock Index Fund......................  75,063   17,810  (8,700) 84,173
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................  12,637    2,252  (1,045) 13,844
Federated Insurance Series:
   International Equity Fund II...............     206       --     (62)    144
   Utility Fund II............................      25       --     (11)     14
INVESCO Variable Investment Funds--
   VIF--High Yield Fund.......................  10,009      594 (10,603)     --
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................      --    9,264    (651)  8,613
   AIM VI Core Stock Fund.....................   9,600    4,581  (2,140) 12,041
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio.............  32,318    6,760  (5,098) 33,980
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio............      45       --      (9)     36
   Partners Portfolio.........................     176       --      (8)    168
   Strong Opportunity Fund II.................   1,547       22  (1,050)    519
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................   3,159       --    (381)  2,778

                          RBC VARIABLE LIFE ACCOUNT A

5. Summary of Unit Transactions (Concluded)

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
-                                              --------- ------ -------- -------
Year ended December 31, 2004 (Concluded)
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............     138       --    (123)     15
   Worldwide Hard Assets Fund.................     418       --     (30)    388
   Worldwide Real Estate Fund.................       9       --      (1)      8
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............  19,713   14,772  (3,085) 31,400
   Fidelity VIP Growth Portfolio..............  22,632    7,130  (4,866) 24,896
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......  22,129   11,062  (2,593) 30,598
Janus Aspen Series:
   International Growth Portfolio.............  33,849    8,752  (5,191) 37,410
   Growth Portfolio...........................     123       11     (12)    122
   Growth and Income Portfolio................   2,371       --    (416)  1,955

6. Unit Fair Values

   The Company sells three different variable life products which have unique combinations of features and fees that are charged against the contract owner's account balance. All charges are assessed through the redemption of units. Unit value information and financial ratios for each subaccount are as follows:

                                                            Investment
                                          Unit                Income   Expense   Total
                                   Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                  ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2005
Investors Mark Series Fund, Inc.:
   Balanced.......................     -- $   --  $     --     1.18%     N/A      0.05%
   Growth and Income..............     --     --        --     1.62%     N/A     -2.10%
   Large Cap Value................     --     --        --     0.83%     N/A     -0.57%
   Small Cap Equity...............     --     --        --     0.00%     N/A     -0.31%
   Large Cap Growth...............     --     --        --     0.75%     N/A     -1.94%
   Intermediate Fixed Income......     --     --        --     2.63%     N/A      1.00%
   Mid Cap Equity.................     --     --        --     0.21%     N/A      2.50%
   Money Market...................     --     --        --     1.21%     N/A      1.29%
   Global Fixed Income............     --     --        --    14.81%     N/A      0.90%
Conseco Series Trust:
   Equity Portfolio...............  1,467  24.64    36,136     0.48%     N/A     11.43%
   Fixed Income Portfolio.........     94  14.73     1,378     4.43%     N/A      2.31%
The Alger American Fund:
   Growth Portfolio............... 26,341  12.09   318,385     0.27%     N/A     12.13%
   Leveraged AllCap Portfolio..... 31,512  14.39   453,465     0.00%     N/A     14.21%
   Mid Cap Growth Portfolio....... 41,062  18.97   778,936     0.00%     N/A      8.83%
   Small Capitalization Portfolio.    763  11.87     9,050     0.00%     N/A     16.91%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                       Investment
                                                     Unit                Income   Expense   Total
                                              Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                             ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2005 (Continued)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund................. 63,843 $12.64 $  807,041    2.01%     N/A      4.64%
   VP International Fund.....................  1,402  13.14     18,426    1.17%     N/A     13.29%
   VP Value Fund............................. 31,306  17.00    532,228    0.80%     N/A      2.42%
   VP Ultra Fund.............................    545  11.16      6,078    0.00%     N/A      7.81%
Dreyfus Socially Responsible Growth Fund,
  Inc........................................    977   9.53      9,305    0.00%     N/A      3.65%
Dreyfus Stock Index Fund..................... 88,515  11.78  1,042,803    1.63%     N/A      4.91%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio...............  8,039  10.97     88,174    0.00%     N/A      6.28%
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio................ 38,413  11.52    442,367    0.00%     N/A     10.19%
   Small Cap Stock Index Portfolio...........    240  11.68      2,802    0.00%     N/A     11.29%
Federated Insurance Series:
   International Equity Fund II..............    134  13.76      1,838    0.00%     N/A      8.98%
   Utility Fund II...........................     13   9.09        115    5.20%     N/A      6.07%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.................... 13,663  11.15    152,304   10.36%     N/A      2.74%
   AIM VI Core Stock Fund....................  7,694  12.11     93,138    0.37%     N/A      3.37%
   AIM VI Capital Development Fund...........    181  11.84      2,139    0.00%     N/A     12.35%
   AIM VI Core Equity Fund...................    591  10.93      6,460    4.35%     N/A      6.27%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio............ 33,496  19.99    669,730    0.00%     N/A      1.49%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio...........     42  12.88        538    1.94%     N/A      1.68%
   Partners Portfolio........................    162  15.52      2,513    0.97%     N/A     18.08%
Strong Mid Cap Growth Fund II................     --     --         --    0.00%     N/A     -1.47%
Wells Fargo Advantage Funds:
   Opportunity Fund II.......................    370  18.54      6,855    0.00%     N/A      7.89%
   Discovery Fund............................  3,177  11.47     36,445    0.00%     N/A      9.90%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...........     13  28.28        370    0.81%     N/A     32.16%
   Worldwide Hard Assets Fund................     --     --         --    0.65%     N/A     14.36%
   Worldwide Real Estate Fund................      7  26.44        188    2.16%     N/A     20.85%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio........... 31,713  11.10    352,138    0.50%     N/A     24.34%
   Fidelity VIP Growth Portfolio............. 24,933   7.51    187,235    0.28%     N/A     14.13%
   Fidelity VIP Money Market Portfolio....... 69,256  10.23    708,333    2.39%     N/A      1.53%
Variable Insurance Products Fund II (VIP II):
   Fidelity VIP II Contrafund Portfolio...... 71,464  13.01    930,069    0.09%     N/A     18.21%
   Fidelity VIP II Investment Grade Bond
     Portfolio............................... 60,748  10.14    616,173    0.00%     N/A      0.96%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                ------- ------ ---------- ---------- ------- ---------
Year ended December 31, 2005 (Concluded)
Variable Insurance Products Fund III (VIP III)--
   Fidelity VIP III Mid Cap Portfolio...........  40,262 $12.32 $  495,999    0.00%     N/A     15.59%
Janus Aspen Series:
   International Growth Portfolio...............  44,133  22.04    972,476    1.28%     N/A     27.52%
   Growth Portfolio.............................     128  14.07      1,807    0.35%     N/A      4.22%
   Growth & Income Portfolio....................   1,380  15.59     21,512    0.64%     N/A     12.33%
   Small Company Value Portfolio................     908  11.18     10,148    0.00%     N/A      7.93%
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio....................     137  10.87      1,493    3.56%     N/A      5.88%
   Bond Debenture Portfolio.....................   3,460  10.51     36,351   14.48%     N/A      3.40%
   Growth and Income Portfolio.................. 100,471  10.93  1,098,345    1.44%     N/A      6.27%
   Mid-Cap Value Portfolio......................   8,387  11.49     96,378    0.82%     N/A     10.02%
T.Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio...................  28,762  11.49    330,516    0.16%     N/A     10.03%
   Equity Income Portfolio II...................   8,255  10.79     89,089    1.24%     N/A      5.33%
   Health Sciences Portfolio II.................   3,670  12.47     45,759    0.00%     N/A     16.59%
   Personal Strategy Balanced Portfolio.........  28,457  11.03    314,010    1.32%     N/A      6.96%
Vanguard Variable Insurance Fund:
   Mid-Cap Index Portfolio......................   3,089  11.96     36,949    0.00%     N/A     13.19%
   REIT Index Portfolio.........................   8,141  11.56     94,124    0.00%     N/A     10.50%
   Total Bond Market Index Portfolio............   1,647  10.12     16,671    0.00%     N/A      0.82%
   Total Stock Market Index Portfolio...........   4,730  11.24     53,146    0.00%     N/A      8.31%
   Small Company Growth Portfolio...............   3,851  11.93     45,954    0.00%     N/A     13.00%
   Capital Growth Portfolio.....................   3,394  11.66     39,582    0.00%     N/A     11.17%
Year ended December 31, 2004
Investors Mark Series Fund, Inc. (IMSF):
   Balanced.....................................  14,181  16.38    232,303    1.87%     N/A     16.92%
   Growth and Income............................  55,598  15.72    873,966    0.02%     N/A     12.05%
   Large Cap Value..............................  15,474  13.65    211,210    1.68%     N/A     15.58%
   Small Cap Equity.............................  21,768  17.47    380,339     -- %     N/A      5.50%
   Large Cap Growth.............................  36,708   8.92    327,294     -- %     N/A     -1.00%
   Intermediate Fixed Income....................  28,117  13.77    387,250    4.11%     N/A      2.68%
   Mid Cap Equity...............................  19,916  18.20    362,511    0.05%     N/A     15.34%
   Money Market.................................  58,156  11.64    676,654    0.85%     N/A     -0.68%
   Global Fixed Income..........................   4,464  13.28     59,292     -- %     N/A      3.59%
Conseco Series Trust:
   Equity Portfolio.............................   1,612  22.11     35,639    0.35%     N/A     20.95%
   Fixed Income Portfolio.......................      97  14.40      1,397    4.39%     N/A      5.95%
The Alger American Fund:
   Growth Portfolio.............................  42,632  10.78    459,500     -- %     N/A      5.58%
   Leveraged AllCap Portfolio...................  41,331  12.60    520,975     -- %     N/A      7.97%
   MidCap Growth Portfolio......................  49,239  17.43    858,030     -- %     N/A     10.53%
   Small Capitalization Portfolio...............     776  10.15      7,879     -- %     N/A     16.53%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2004 (Concluded)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.................. 68,424 $12.08  $826,329     1.42%     N/A     13.00%
   VP International Fund......................  1,504  11.60    17,452     0.64%     N/A     14.85%
   VP Value Fund.............................. 25,003  16.60   414,978     1.02%     N/A     11.94%
Dreyfus Socially Responsible Growth Fund, Inc.  1,058   9.19     9,726     0.35%     N/A      6.12%
Dreyfus Stock Index Fund...................... 84,173  11.23   945,349     1.87%     N/A     10.86%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................ 13,844  10.32   142,899     1.46%     N/A      7.84%
Federated Insurance Series:
   International Equity Fund II...............    144  12.63     1,818     0.00%     N/A     13.38%
   Utility Fund II............................     14   8.57       120     4.17%     N/A     12.61%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................  8,613  10.85    93,470     3.16%     N/A      5.67%
   AIM VI Core Stock Fund..................... 12,041  11.71   141,027     0.99%     N/A      4.18%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio............. 33,980  19.70   669,319     0.00%     N/A     13.54%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio............     36  12.67       456     3.39%     N/A     -0.16%
   Partners Portfolio.........................    168  13.14     2,208     0.00%     N/A     19.24%
Strong Opportunity Fund II....................    519  17.18     8,916     0.00%     N/A     18.24%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................  2,778  12.62    35,057     0.00%     N/A     19.17%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............     15  21.40       321     1.36%     N/A     24.20%
   Worldwide Hard Assets Fund.................    388  20.60     7,992     0.39%     N/A     23.95%
   Worldwide Real Estate Fund.................      8  21.88       175     1.27%     N/A     37.96%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............ 31,400   8.93   280,373     0.84%     N/A     17.04%
   Fidelity VIP Growth Portfolio.............. 24,896   6.58   163,923     0.13%     N/A      3.62%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio....... 30,598  11.01   336,855     0.18%     N/A     16.63%
Janus Aspen Series:
   International Growth Portfolio............. 37,410  17.28   646,460     0.92%     N/A     18.36%
   Growth Portfolio...........................    122  13.50     1,647     0.13%     N/A      4.33%
   Growth and Income Portfolio................  1,955  13.88    27,136     0.64%     N/A     11.94%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                 ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,478 $14.01  $160,779     2.55%     N/A     36.58%
   Growth and Income............................. 52,638  14.03   738,426     1.00%     N/A     31.85%
   Large Cap Value............................... 10,927  11.81   128,999     1.47%     N/A     23.62%
   Small Cap Equity.............................. 17,747  16.56   293,963      -- %     N/A     43.91%
   Large Cap Growth.............................. 36,465   9.01   328,561     0.11%     N/A     26.90%
   Intermediate Fixed Income..................... 22,763  13.41   305,271     5.16%     N/A      5.10%
   Mid Cap Equity................................ 18,040  15.78   284,586     0.18%     N/A     35.59%
   Money Market.................................. 49,548  11.72   580,725     0.65%     N/A      0.17%
   Global Fixed Income...........................  2,813  12.82    36,063      -- %     N/A      4.83%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................     --     --        --     0.18%     N/A       N/A
   Large Cap Growth Fund.........................     --     --        --     0.14%     N/A       N/A
   Small Company Growth Fund.....................     --     --        --      -- %     N/A       N/A
   International Fund............................     --     --        --     2.69%     N/A       N/A
Conseco Series Trust:
   Balanced Portfolio............................      1  14.91         8      -- %     N/A     23.44%
   Equity Portfolio..............................  1,747  18.28    31,927     0.27%     N/A     37.21%
   Fixed Income Portfolio........................    116  13.69     1,582     4.64%     N/A      9.32%
The Alger American Fund:
   Growth Portfolio.............................. 38,967  10.21   397,794      -- %     N/A     35.21%
   Leveraged AllCap Portfolio.................... 37,135  11.67   433,278      -- %     N/A     34.73%
   MidCap Growth Portfolio....................... 39,670  15.77   625,650      -- %     N/A     47.81%
   Small Capitalization Portfolio................    820   8.71     7,143      -- %     N/A     42.39%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 68,385  10.69   730,797     1.37%     N/A     29.38%
   VP International Fund.........................  2,025  10.10    20,452     0.78%     N/A     24.51%
   VP Value Fund................................. 24,132  14.83   357,782     1.14%     N/A     28.92%
Dreyfus Socially Responsible Growth Fund,
  Inc............................................  1,426   8.66    12,343     0.11%     N/A     26.00%
Dreyfus Stock Index Fund......................... 75,063  10.13   760,328     1.76%     N/A     28.38%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................... 12,637   9.57   120,924     1.00%     N/A     23.47%
Federated Insurance Series:
   International Equity Fund II..................    206  11.14     2,297      -- %     N/A     32.28%
   Utility Fund II...............................     25   7.61       193     6.90%     N/A     21.04%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................... 10,009  10.04   100,523     8.98%     N/A     25.07%
   VIF--Core Equity Fund.........................  9,600  11.24   107,857     1.45%     N/A     22.66%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio................ 32,318  17.35   560,645      -- %     N/A     37.22%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                 ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003 (Concluded)
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio...............     45 $12.69  $    571     2.26%     N/A      2.04%
   Partners Portfolio............................    176  11.02     1,939     0.00%     N/A     35.08%
Strong Opportunity Fund II.......................  1,547  14.53    22,475     0.08%     N/A     37.06%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II........................  3,159  10.59    33,463      -- %     N/A     34.25%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...............    138  17.23     2,386     0.11%     N/A     54.16%
   Worldwide Hard Assets Fund....................    418  16.62     6,944     0.49%     N/A     45.03%
   Worldwide Real Estate Fund....................      9  15.86       149     2.23%     N/A     34.71%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............... 19,713   7.63   150,378     0.53%     N/A     43.12%
   Fidelity VIP Growth Portfolio................. 22,632   6.35   143,788     0.12%     N/A     32.64%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......... 22,129   9.44   208,914     0.32%     N/A     28.10%
Janus Aspen Series:
   International Growth Portfolio................ 33,849  14.60   494,080     1.24%     N/A     34.50%
   Growth Portfolio..............................    123  12.94     1,595     0.09%     N/A     22.05%
   Growth and Income Portfolio...................  2,371  12.40    29,404     0.98%     N/A     18.00%
Year ended December 31, 2002
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,496  10.26   117,903     3.94%     N/A    -13.48%
   Growth and Income............................. 42,915  10.64   456,717     0.90%     N/A    -18.29%
   Large Cap Value...............................  9,567   9.55    91,393     0.97%     N/A    -11.62%
   Small Cap Equity.............................. 14,253  11.51   164,065      -- %     N/A    -24.79%
   Large Cap Growth.............................. 32,695   7.10   232,139      -- %     N/A    -28.48%
   Intermediate Fixed Income..................... 16,791  12.76   214,252     5.14%     N/A      7.45%
   Mid Cap Equity................................ 16,421  11.64   191,058     0.26%     N/A    -13.51%
   Money Market.................................. 53,082  11.70   621,269     1.36%     N/A      1.47%
   Global Fixed Income...........................  2,213  12.23    27,061     3.82%     N/A      6.97%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    255   5.40     1,379      -- %     N/A    -39.65%
   Large Cap Growth Fund.........................  3,316   7.82    25,923     1.27%     N/A    -33.64%
   Small Company Growth Fund.....................  1,978   6.86    13,576      -- %     N/A    -49.26%
   International Fund............................ 43,551   7.62   332,083     3.70%     N/A    -21.31%
Conseco Series Trust:
   Balanced Portfolio............................    599  12.08     7,183     2.98%     N/A    -12.87%
   Equity Portfolio..............................  1,872  13.32    24,944     0.32%     N/A    -13.42%
   Fixed Income Portfolio........................    126  12.52     1,572     5.68%     N/A     -4.68%
The Alger American Fund:
   Growth Portfolio.............................. 35,092   7.55   265,061     0.04%     N/A     32.99%
   Leveraged AllCap Portfolio.................... 27,537   8.66   238,477     0.01%     N/A     33.91%
   Mid Cap Growth Portfolio...................... 30,158  10.67   322,342      -- %     N/A     29.54%
   Small Capitalization Portfolio................    881   6.12     5,394      -- %     N/A     26.22%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2002 (Concluded)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.................. 60,713 $ 8.26  $501,650     0.86%     N/A    -19.37%
   VP International Fund......................  2,102   8.11    17,043     0.79%     N/A    -20.37%
   VP Value Fund.............................. 21,335  11.50   245,521     0.76%     N/A    -12.62%
Dreyfus Socially Responsible Growth Fund, Inc.  1,727   6.87    11,867     0.19%     N/A    -28.94%
Dreyfus Stock Index Fund...................... 57,127   7.89   450,851     1.41%     N/A    -22.36%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................ 11,389   7.75    88,238     1.07%     N/A    -22.61%
Federated Insurance Series:
   International Equity Fund II...............    278   8.42     2,338      -- %     N/A    -23.11%
   Utility Fund II............................     40   6.29       250     9.89%     N/A     24.48%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................  5,337   8.03    42,869    18.53%     N/A     -1.30%
   VIF--Core Equity Fund......................  7,559   9.16    69,285     2.31%     N/A    -19.11%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio............. 29,379  12.64   371,434      -- %     N/A     17.68%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio............     62  12.44       767     8.39%     N/A      5.34%
   Partners Portfolio.........................    187   8.16     1,523     0.69%     N/A    -24.14%
Strong Opportunity Fund II....................  1,634  10.60    17,333     0.35%     N/A    -26.82%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................  3,611   7.89    28,500      -- %     N/A    -37.55%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............    160  11.18     1,788     0.25%     N/A     -3.02%
   Worldwide Hard Assets Fund.................    467  11.46     5,352     0.99%     N/A     -2.85%
   Worldwide Real Estate Fund.................     12  11.77       137     7.74%     N/A     -4.48%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............ 15,313   5.33    81,663     0.50%     N/A    -20.46%
   Fidelity VIP Growth Portfolio.............. 19,715   4.79    94,597     0.12%     N/A    -30.30%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio....... 16,847   7.37   124,260     0.32%     N/A     -9.60%
Year ended December 31, 2001
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................  5,066  11.85    60,050    10.56%     N/A      3.54%
   Growth and Income.......................... 21,920  13.02   285,467     0.73%     N/A     -6.58%
   Large Cap Value............................ 11,799  10.81   127,531     1.39%     N/A     -1.59%
   Small Cap Equity...........................  9,176  15.31   140,432     0.00%     N/A     -9.72%
   Large Cap Growth........................... 33,026   9.93   327,858     0.00%     N/A    -24.56%
   Intermediate Fixed Income.................. 11,514  11.88   136,731     6.28%     N/A      7.21%
   Mid Cap Equity............................. 14,902  13.45   200,458     0.30%     N/A     -2.70%
   Money Market............................... 26,657  11.53   307,429     3.46%     N/A      3.77%
   Global Fixed Income........................    468  11.43     5,352     8.29%     N/A      4.42%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                                 ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2001 (Continued)
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    395 $ 8.95  $  3,540     0.00%     N/A    -32.51%
   Large Cap Growth Fund.........................  3,882  11.78    45,729     0.41%     N/A    -25.26%
   Small Company Growth Fund.....................  1,658  13.53    22,425     0.00%     N/A    -33.47%
   International Fund............................ 33,523   9.69   324,787     1.12%     N/A    -20.27%
Conseco Series Trust:
   Balanced Portfolio............................    963  13.86    13,348     3.15%     N/A     -6.60%
   Equity Portfolio..............................  2,314  15.39    35,614     0.38%     N/A    -10.30%
   Fixed Income Portfolio........................    234  11.96     2,795     5.92%     N/A      8.84%
   Government Securities Portfolio...............    100  11.55     1,153     4.59%     N/A      6.13%
The Alger American Fund:
   Growth Portfolio.............................. 25,541  11.27   287,887     0.23%     N/A    -11.81%
   Leveraged AllCap Portfolio.................... 14,962  13.10   196,061     0.00%     N/A    -15.93%
   MidCap Growth Portfolio....................... 13,185  15.15   199,697     0.00%     N/A     -6.52%
   Small Capitalization Portfolio................    972   8.30     8,066     0.05%     N/A    -29.51%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 35,812  10.25   366,944     0.84%     N/A     -8.35%
   VP International Fund.........................  2,199  10.18    22,395     0.10%     N/A    -29.17%
   VP Value Fund................................. 11,043  13.16   145,294     0.85%     N/A     12.82%
Dreyfus Socially Responsible Growth Fund,
  Inc............................................  2,437   9.67    23,560     0.06%     N/A    -22.57%
Dreyfus Stock Index Fund......................... 41,161  10.16   418,358     1.15%     N/A    -12.18%
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio...................  4,768  10.01    47,725     0.39%     N/A    -13.27%
   International Value Portfolio.................    101  10.92     1,105     0.78%     N/A    -13.22%
Federated Insurance Series:
   High--Income Bond Fund II.....................    100   9.41       943    19.40%     N/A      1.38%
   International Equity Fund II..................    435  10.90     4,737     0.00%     N/A    -29.42%
   Utility Fund II...............................    148   8.28     1,221     3.36%     N/A    -13.72%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund..........................  1,163   8.14     9,464     0.00%     N/A    -14.93%
   VIF--Core Equity Fund.........................  3,048  11.33    34,534     0.00%     N/A     -8.97%
Lazard Retirement Series, Inc.:
   Retirement Equity Portfolio...................    100  10.46     1,047     0.45%     N/A     -7.46%
   Retirement Small Cap Portfolio................ 15,348  15.36   235,695     0.08%     N/A     18.62%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio...............    189  11.80     2,235     6.32%     N/A      8.78%
   Partners Portfolio............................    301  10.76     3,236     0.60%     N/A     -2.83%
Strong Opportunity Fund II.......................  2,153  14.49    31,194     0.43%     N/A     -3.70%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II........................  4,342  12.64    54,872     0.00%     N/A    -30.77%

                          RBC VARIABLE LIFE ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6. Unit Fair Values (Concluded)

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
-                                              ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2001 (Concluded)
Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund........................    100 $ 9.05  $   901      4.35%     N/A     -5.09%
   Worldwide Emerging Markets Fund............    281  11.51    3,230      0.00%     N/A     -1.81%
   Worldwide Hard Assets Fund.................    640  11.79    7,547      1.24%     N/A    -10.45%
   Worldwide Real Estate Fund.................    117  12.33    1,437      2.67%     N/A      5.34%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............  5,966   6.70   40,001      4.29%     N/A    -21.20%
   Fidelity VIP Growth Portfolio.............. 10,957   6.88   75,354      0.02%     N/A    -17.87%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......  3,479   8.15   28,341      0.17%     N/A    -12.47%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
 **The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded. There are no charges that result in a direct reduction to unit values.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

7. Subsequent Events

   On February 28, 2006, the South Carolina Department of Insurance approved the merger of Liberty Life Insurance Company into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                                  * * * * * *

                  Business Men's Assurance Company of America

            Statutory-Basis Financial Statements as of and for the
                    Years Ended December 31, 2005 and 2004,
                       and Independent Auditors' Report

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of and for the Years Ended December 31, 2005 and 2004:

 Statements of Admitted Assets, Liabilities, and Surplus......................................  F-2-F-3

 Statements of Income.........................................................................      F-4

 Statements of Changes in Capital and Surplus.................................................      F-5

 Statements of Cash Flows.....................................................................  F-6-F-7

 Notes to Financial Statements................................................................ F-8-F-36

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Business Men's Assurance Company of America
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Business Men's Assurance Company of America (the "Company") as of December 31, 2005 and 2004, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 or 2004, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

May 1, 2006

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                                (In Thousands)

                                                                                             2005       2004
                                                                                          ---------- ----------
ADMITTED ASSETS
   Cash and Investments:
       Bonds, principally at amortized cost (statutory market value, $1,707,110 in
         2005 and $1,506,037 in 2004).................................................... $1,722,361 $1,489,433
       Preferred stocks, principally at amortized cost (statutory market value, $471
         in 2005 and $459 in 2004).......................................................        251        251
       Common stocks, at market (cost, $14,622 in 2005 and $15,805 in 2004)..............     15,076     17,878
       Mortgage loans on real estate.....................................................    400,293    399,261
       Contract loans....................................................................     47,117     50,073
       Cash..............................................................................      8,111      9,804
       Short-term investments............................................................     50,336     94,812
       Other invested assets.............................................................     22,847     23,360
       Receivables for securities........................................................         55        287
                                                                                          ---------- ----------
              Total cash and investments.................................................  2,266,447  2,085,159
   Premiums and other considerations due--deferred and uncollected.......................        381        496
   Investment income due and accrued.....................................................     17,018     15,940
   Other assets--primarily amounts recoverable from reinsurers and affiliates and
     guaranty funds receivable...........................................................      2,242      1,483
   Current federal income tax recoverable................................................         --      4,536
   Net deferred tax asset................................................................     10,612      4,624
   Separate account assets...............................................................     35,152     43,280
                                                                                          ---------- ----------
TOTAL.................................................................................... $2,331,852 $2,155,518
                                                                                          ========== ==========

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                       (In Thousands, Except Share Data)

                                                                                          2005        2004
                                                                                       ----------  ----------
LIABILITIES AND CAPITAL AND SURPLUS
   Liabilities:
       Aggregate reserves:
          Life and annuity............................................................ $2,048,487  $1,871,843
          Health......................................................................        261         267
       Deposit-type contracts.........................................................     18,920      15,760
       Policy and contract claims--life and annuity...................................      4,368       3,077
       Other policyholders' funds.....................................................        502         651
       General expenses and taxes due or accrued......................................      9,431       9,578
       Net transfers to separate accounts due or accrued..............................     (5,411)     (5,340)
       Payable to affiliate...........................................................      2,524       1,711
       Current federal income taxes payable...........................................      6,809          --
       Other liabilities, including commissions.......................................     37,261      40,300
       Asset valuation reserve........................................................     14,346      17,629
       Interest maintenance reserve...................................................      6,063      10,367
       Separate account liabilities...................................................     35,152      43,280
                                                                                       ----------  ----------
              Total liabilities.......................................................  2,178,713   2,009,123

   Capital and Surplus:
       Preferred stock, $1 par value per share; authorized 3,000,000 shares, none issued and outstanding.......................................................
       Common stock, $1 par value per share; authorized 24,000,000 shares,
         5,114,112 shares issued and outstanding at December 31, 2005 and
         2004.........................................................................      5,114       5,114
       Paid-in surplus................................................................     70,000      70,000
       Unassigned surplus.............................................................     78,025      71,281
                                                                                       ----------  ----------
              Total capital and surplus...............................................    153,139     146,395
                                                                                       ----------  ----------
TOTAL................................................................................. $2,331,852  $2,155,518
                                                                                       ==========  ==========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                        2005      2004
                                                                                      --------  --------
INCOME:
   Premiums and annuity considerations............................................... $386,652  $367,753
   Consideration for supplementary contracts with life contingencies.................       --       202
   Commissions and expense allowances on reinsurance ceded...........................    4,441    10,375
   Net investment income.............................................................  122,399   110,561
   Amortization of interest maintenance reserve......................................    2,044     3,646
   Miscellaneous income..............................................................    1,792     9,439
                                                                                      --------  --------
          Total income...............................................................  517,328   501,976
                                                                                      --------  --------
BENEFITS AND OTHER DEDUCTIONS:
   Death benefits....................................................................   24,074    25,306
   Matured endowments................................................................      776       421
   Annuity benefits..................................................................   34,874    29,172
   Disability benefits and benefits under accident and health policies...............       25        25
   Surrender benefits and other fund withdrawals.....................................  214,117   253,702
   Interest on policy and contract funds.............................................    1,280     1,021
   Payments on supplementary contracts with life contingencies.......................      282     2,282
   Increase in aggregate reserves for life and accident and health policies..........  169,177   146,974
   Commissions.......................................................................   38,374    41,990
   General insurance expenses........................................................   19,783    21,605
   Taxes, licenses and fees..........................................................    1,950     1,861
   Increase (decrease) in loading and cost of collection on deferred and uncollected
     premiums........................................................................       13        (6)
   Dividends to policyholders........................................................      234       214
   Net transfers from separate accounts..............................................  (10,686)  (43,987)
                                                                                      --------  --------
          Total benefits and other deductions........................................  494,273   480,580
                                                                                      --------  --------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET
  REALIZED CAPITAL GAINS (LOSSES)....................................................   23,055    21,396
FEDERAL INCOME TAXES.................................................................    8,403     1,671
                                                                                      --------  --------
NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS
  (LOSSES)...........................................................................   14,652    19,725
NET REALIZED CAPITAL GAINS (LOSSES), net of tax benefit of $1,043 and $0, excluding tax benefit transferred to IMR of $28 and $0 and transfers to IMR of
  $(2,260) and $(3,439) in 2005 and 2004, respectively...............................      669    (5,427)
                                                                                      --------  --------
NET INCOME........................................................................... $ 15,321  $ 14,298
                                                                                      ========  ========

                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                           2005      2004
                                                                         --------  --------
CAPITAL AND SURPLUS AT BEGINNING OF YEAR................................ $146,395  $136,101
   Changes in capital and surplus:
       Net income.......................................................   15,321    14,298
       Change in net unrealized capital gains...........................   (1,052)    2,415
       Decrease in deferred income tax..................................    2,616       356
       Decrease in nonadmitted assets...................................    3,869       110
       Increase in reserve on account of change in valuation basis......   (7,461)       --
       Decrease in asset valuation reserve..............................    3,283     1,067
       Dividends to stockholder.........................................   (9,500)       --
       Decrease in surplus as a result of reinsurance...................     (332)   (7,952)
                                                                         --------  --------
              Net change in capital and surplus for the year............    6,744    10,294
                                                                         --------  --------
TOTAL CAPITAL AND SURPLUS AT END OF YEAR................................ $153,139  $146,395
                                                                         ========  ========




                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                   2005       2004
                                                                                ---------  ---------
OPERATING ACTIVITIES:
 Cash received from operations:
     Premiums and annuity considerations....................................... $ 386,109  $ 367,829
     Commissions and expense allowances on reinsurance ceded...................     4,700     10,375
     Investment income received................................................   121,647    109,232
     Other income received.....................................................     1,516      1,334
                                                                                ---------  ---------
       Total cash received from operations.....................................   513,972    488,770

 Cash disbursed from operations:
     Life and health claims paid...............................................    23,069     29,160
     Surrender benefits paid...................................................   214,117    253,702
     Other benefits to policyholders...........................................    35,687     31,841
     Commissions and other expenses paid.......................................    60,170     64,661
     Transfer from separate accounts...........................................   (10,615)   (55,209)
     Dividends to policyholders paid...........................................        53        211
     Federal income taxes recovered--net of tax on capital gains...............    (3,963)   (13,587)
                                                                                ---------  ---------
       Total cash disbursed from operations....................................   318,518    310,779
                                                                                ---------  ---------
              Net cash provided by operating activities........................   195,454    177,991

INVESTING ACTIVITIES:
 Proceeds from investments sold, matured, or repaid:
     Bonds.....................................................................   190,268    416,428
     Stocks....................................................................    18,582      8,687
     Mortgage loans............................................................    73,452     94,590
     Other invested assets.....................................................    13,820      2,820
                                                                                ---------  ---------
              Net proceeds from investments sold, matured or repaid............   296,122    522,525
                                                                                ---------  ---------
 Cost of investments acquired:
     Bonds.....................................................................   425,965    626,620
     Stocks....................................................................    18,038      3,461
     Mortgage loans............................................................    74,284     66,595
     Other invested assets.....................................................    16,864      1,096
                                                                                ---------  ---------
       Total cost of investments acquired......................................   535,151    697,772
 Net decrease in contract loans and other notes................................     2,956        786
                                                                                ---------  ---------
              Net cash used in investing activities............................  (236,073)  (174,461)

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                    2005      2004
                                                                                  --------  --------

FINANCING AND MISCELLANEOUS ACTIVITIES:
 Dividends to stockholders....................................................... $ (9,500) $     --
 Net deposits (withdrawals) on deposit-type funds................................    2,654      (331)
 Other applications--net.........................................................    1,296      (181)
                                                                                  --------  --------
              Net cash used in financing and miscellaneous activities............   (5,550)     (512)
                                                                                  --------  --------
NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS.......................  (46,169)    3,018

CASH AND SHORT-TERM INVESTMENTS:
 Beginning of year...............................................................  104,616   101,598
                                                                                  --------  --------
 End of year..................................................................... $ 58,447  $104,616
                                                                                  ========  ========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the Years ended December 31, 2005 and 2004

1. Nature of Operations

  Organization

   Business Men's Assurance Company of America (the "Company") is a South Carolina-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products primarily distributed through a nationwide network of general agencies and independent brokers. The Royal Bank of Canada ("RBC"), a Canadian financial services company, is the ultimate parent company. The Company is directly owned by Liberty Life Insurance Company ("LLIC"), a South Carolina-domiciled life insurance company.

2. Significant Accounting Policies

  Basis of Presentation

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The most significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating. For GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues equity indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. This net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2005 and 2004 was approximately $6,063,000 and $10,367,000, respectively. Realized capital gains and losses are reported in income net of tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold.

   Policy Acquisition Costs--The costs of acquiring and renewing business (such as first year commissions and certain underwriting and issue expenses) are charged to expense when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets designated as "nonadmitted," principally agents' debit balances, bills receivable, capitalized software and furniture and equipment are excluded from the statutory financial statements. Changes therein are charged or credited directly to unassigned surplus.

   Premiums--Revenues for universal life and interest sensitive policies consist of premiums rather than policy charges.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the South Carolina Department of Insurance rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Participating Policies and Policyholder Dividends--The Company has in-force individual life participating contracts but does not presently issue any participating business. For the year ended December 31, 2005, premiums under individual life participating policies were approximately $46,000, or 0.14% of total individual life premiums earned. The Company paid dividends in the amount of approximately $243,000 to policyholders. Policyholder dividends are recognized when declared rather than over the term of the related policies as required under GAAP.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross, as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus.

   Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--NAIC Statutory Accounting Principles require an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets."

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--NAIC Statutory Accounting Principles allow the Company's guaranteed investment contracts ("GIC") to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account.

   The Company previously presented its 2004 financial statements on a GAAP basis. For 2005, the Company reports on a statutory basis and does not prepare GAAP financial statements. Following is a reconciliation of the primary differences between statutory capital and surplus and the GAAP financial statements equity, as reported, at December 31, 2004 (in thousands):

             Statutory capital and surplus as reported.. $146,395
             Invested asset valuation differences.......   31,851
             Asset valuation reserve....................   17,629
             Interest maintenance reserve...............   10,367
             Reserving methodology differences..........  (16,082)
             Deferral of acquisition costs..............   44,069
             Value of business acquired.................   38,285
             Non-admitted assets........................   42,619
             Other......................................   (6,645)
             Taxes......................................  (35,400)
                                                         --------
             Stockholder's equity per US GAAP statements $273,088
                                                         ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Following is a reconciliation of the primary differences between the Company's statutory and GAAP net income, as reported, for the year ended December 31, 2004 (in thousands):

              Net income per statutory statements....... $ 14,298
              Invested asset valuation differences......  (19,294)
              Reserving methodology differences.........   (4,218)
              Deferral of acquisition costs.............   29,698
              Amortization of value of business acquired   (5,387)
              Taxes.....................................   (3,085)
              Other.....................................      774
                                                         --------
              Net income per US GAAP statements......... $ 12,786
                                                         ========

   Other significant accounting practices include:

  Use of Estimates

   The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation of infrequently traded securities and private placements, policy liabilities, and pension plans.

  Investments

   Bonds, preferred stocks, common stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multi-class mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Preferred stocks are valued at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairment.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and non-redeemable preferred stocks are credited or charged directly to unassigned surplus, except for those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statement of operations and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 4 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly traded securities. These fair values are different than the market values specified by the SVO and as reported in the Company's annual filing with the NAIC.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. No amount of investment income due and accrued was excluded from surplus at December 31, 2005 or 2004.

  Furniture and Equipment

   Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $54,000 in 2005 and $80,000 in 2004.

  Premiums and Related Expenses

   Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

   There were no direct premiums written through managing agents or third-party administrators during 2005 or 2004.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

  Aggregate Reserves

   Aggregate reserves for life insurance policies have been computed utilizing the net level and Commissioners Reserve Valuation Methods ("CRVM") based on assumptions regarding investment yields and mortality which were allowed by the South Carolina Department of Insurance at the time the policies were issued. The effect of

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA the use of a CRVM reserve basis is to partially offset the effect of immediately charging to expense acquisition costs by providing a policy reserve increase in the first policy year, which is less than the reserve increase in renewal years. Mortality assumptions for life contracts are based primarily on the 1941, 1958 and 1980 CSO Tables with interest assumptions varying from 2.25% to 6.0%. Annuity reserves are established with interest rate assumptions ranging from 2.0% to 9.0%.

   The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium or mortality cost for the period beyond the date of death. Surrender values in excess of legally computed reserves are included in aggregate reserves.

   When extra premiums are charged, the Company holds an additional reserve equal to 50% of the extra gross premium.

   As of December 31, 2005 and 2004, the Company had approximately $114.7 and $117.7 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of South Carolina. Reserves to cover this premium deficiency totaled approximately $1,101,000 and $1,176,000 at December 31, 2005 and 2004, respectively.

   Tabular interest and tabular less actual reserve released have been determined by formula. Tabular cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular interest on deposit-type contracts is the amount actually credited or accrued to the funds.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of the valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

  Benefits Paid or Provided

   Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

  Claims and Claim Adjustment Expenses

   Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2005 and 2004. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model
Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

  Reinsurance

   Reinsurance premiums, claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

  Separate Accounts

   Separate accounts arise from three lines of business--variable annuities, variable universal life, and insured GICs. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income. Separate account assets and liabilities for the variable lines of business totaled $30,485,000 and $29,612,000 at December 31, 2005 and 2004, respectively.

   The assets of the GIC line of business are maintained at an amount equal to the related liabilities. The assets related to the GIC line of business include bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product are included in the accompanying statements of income. Separate account assets and liabilities for the GIC line of business totaled $4,667,000 and $13,668,000 at December 31, 2005 and 2004, respectively.

  Asset Valuation Reserve and Interest Maintenance Reserve

   The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Guaranty Fund Assessments

   Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based.

  Concentrations of Credit Risk

   Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents include investments in commercial paper of companies with high credit ratings, investments in money market securities and securities backed by the U.S. Government. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

  Vulnerability due to Certain Concentrations

   The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

  Postretirement Benefits

   The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 9 for further disclosures with respect to postretirement benefits other than pensions.

  Accounting Changes

   During 2005, the Company changed various bases of valuation related to its reserves for life contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported an increase in reserve on account of a change in valuation basis of $7,461,000 which resulted in a decrease to unassigned surplus.

3. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. The Company declared and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA paid a dividend of $9,500,000 during 2005 which was less than the maximum allowed of $19,725,000. No dividends were declared or paid during 2004. The maximum dividend that the Company could pay during 2006 without prior approval of the Director of Insurance is $15,314,000.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2005. Life and health insurance companies are subject to certain Risk-Based Capital requirements as specified by the NAIC. Under those requirements, the minimum amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005 and 2004, the Company met the minimum capital requirements for Risk-Based Capital and requirements for its state of domicile.

   A portion of unassigned surplus is represented by or has been increased (reduced) by the following items:

                                               December 31
                                           ------------------
                                             2005      2004
                                           --------  --------
                                             (In Thousands)
                  Unrealized gains........ $  6,607  $  7,659
                  Nonadmitted asset values  (37,735)  (41,604)
                  Asset valuation reserve.  (14,346)  (17,629)

4. Investment Operations

   The amortized cost and the estimated fair value of investments in fixed maturity securities as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                                                               2005
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  254,119  $   184    $ (4,792) $  249,511
Obligations of states and political subdivisions...........      2,874      140          --       3,014
Corporate securities.......................................    691,099    7,152      (9,236)    689,015
Mortgage-backed securities.................................    774,269    3,596     (12,295)    765,570
                                                            ----------  -------    --------  ----------
Total bonds................................................ $1,722,361  $11,072    $(26,323) $1,707,110
                                                            ==========  =======    ========  ==========

                                                                               2004
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  187,847  $ 2,163    $   (44)  $  189,966
Obligations of states and political subdivisions...........      6,201      303         --        6,504
Corporate securities.......................................    724,253   16,017     (4,534)     735,736
Mortgage-backed securities.................................    571,132    7,068     (4,369)     573,831
                                                            ----------  -------    -------   ----------
Total bonds................................................ $1,489,433  $25,551    $(8,947)  $1,506,037
                                                            ==========  =======    =======   ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   At December 31, 2005, summary of the invested assets owned by the Company in an unrealized loss position is as follows:

                                  Less Than 12 Months           Greater Than 12 Months                  Total
                             ------------------------------ ------------------------------ --------------------------------
                             Number of   Fair    Unrealized Number of   Fair    Unrealized Number of    Fair     Unrealized
                             Securities  Value     Losses   Securities  Value     Losses   Securities   Value      Losses
                             ---------- -------- ---------- ---------- -------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations
   and directed
   obligations of U.S.
   government
   agencies.................     40     $186,817  $ 3,270        6     $ 46,348   $1,522       46     $  233,165  $ 4,792
  Corporate securities......     75      268,879    6,022       20       59,351    3,213       95        328,230    9,235
  Mortgage-backed
   securities...............     88      451,119    8,016       19       88,396    4,279      107        539,515   12,295
  Equity securities.........      1        1,376       49       --           --       --        1          1,376       49
                                ---     --------  -------       --     --------   ------      ---     ----------  -------
Total.......................    204     $908,191  $17,357       45     $194,095   $9,014      249     $1,102,286  $26,371
                                ===     ========  =======       ==     ========   ======      ===     ==========  =======

  U.S. Treasury Obligations

   The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent and ability to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Mortgage-Backed Securities

   The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flows of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities will not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   All of the unrealized losses on the Company's investment in corporate mortgage-backed securities are represented by bonds with a market value of less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Corporate Bonds

   Of the $9,235,000 in unrealized losses on investments in corporate bonds, 69% is represented by bonds with a market value less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The remainder of the Company's portfolio of corporate bonds in an unrealized loss position have a market value between 5% and 10% below amortized cost. The market value of these bonds is $44,624,000, which is comprised of 14 securities. Each of these bonds and the bonds' issuers have received favorable credit ratings from nationally recognized rating agencies. The Company has the intent and ability to hold these investments until a recovery of fair value, which may be at maturity. Therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   The amortized cost and estimated fair value of bonds and mandatorily redeemable preferred stock at December 31, 2005, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities' underlying mortgages are subject to pre-payment.

                                                       2005
                                               ---------------------
                                               Estimated
                                               Amortized
                                                 Cost     Fair Value
                                               ---------- ----------
            Due in 1 year or less............. $   69,240 $   69,478
            Due after 1 year through 5 years..     95,983     95,715
            Due after 5 years through 10 years    366,943    363,610
            Due after 10 years................    363,305    360,698
                                               ---------- ----------
               Total..........................    895,471    889,501
            Mortgage-backed securities........    826,928    817,681
                                               ---------- ----------
            Total debt securities............. $1,722,399 $1,707,182
                                               ========== ==========

   Bonds, mortgage loans, preferred stocks and common stocks aggregating $7,811,000 and $7,789,000 were on deposit with regulatory authorities at December 31, 2005 and 2004, respectively.

   Unrealized gains and losses on investments in common stock are reported directly in surplus and do not affect operations. Preferred stocks are reported at cost. The gross unrealized gains and losses on, and the cost and estimated market value of, those investments as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                       Gross      Gross    Estimated
                                     Unrealized Unrealized   Fair
                              Cost     Gains      Losses     Value
                             ------- ---------- ---------- ---------
           December 31, 2005
           Preferred stocks. $   251   $  220      $ --     $   471
           Common stocks....  14,622      503       (49)     15,076
                             -------   ------      ----     -------
           Total............ $14,873   $  723      $(49)    $15,547
                             =======   ======      ====     =======
           December 31, 2004
           Preferred stocks. $   251   $  208      $ --     $   459
           Common stocks....  15,805    2,073        --      17,878
                             -------   ------      ----     -------
           Total............ $16,056   $2,281      $ --     $18,337
                             =======   ======      ====     =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Net realized gains (losses) on investments for the years ended December 31, 2005 and 2004, are summarized below:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In Thousands)
       Year Ended December 31, 2005:
       Bonds.................................   $164   $(2,452) $(2,288)
       Common stocks.........................    187      (826)    (639)
       Other.................................    568      (303)     265
                                                ----   -------  -------
                                                $919   $(3,581)  (2,662)
                                                ====   =======
       Capital gains tax.....................                     1,071
                                                                -------
       Net realized capital losses...........                    (1,591)
       Transfer to IMR.......................                     2,260
                                                                -------
       Net realized capital gains--net of IMR                   $   669
                                                                =======

                                                                   Net
                                                Gross    Gross   Realized
                                               Realized Realized  Gains
                                                Gains    Losses  (Losses)
                                               -------- -------- --------
                                                     (In Thousands)
       Year Ended December 31, 2004:
       Bonds..................................   $349   $(8,367) $(8,018)
       Common stocks..........................     36      (495)    (459)
       Other..................................     10      (399)    (389)
                                                 ----   -------  -------
                                                 $395   $(9,261)  (8,866)
                                                 ====   =======
       Transfer to IMR........................                     3,439
                                                                 -------
       Net realized capital losses--net of IMR                   $(5,427)
                                                                 =======

   Proceeds from the sales of investments in bonds during 2005 and 2004 were $34,928,000 and $207,050,000, respectively. Gross gains of $21,000 and
$342,000, and gross losses of $997,000 and $6,063,000 were realized on those sales, respectively. During 2005 and 2004, the Company did not recognize any losses related to other-than-temporary declines in market value on its investments.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2005 and 2004 are as follows (in thousands):

                                                  2005      2004
                                                --------  --------
            State:
               Florida......................... $ 35,884  $ 36,496
               Missouri........................   34,670    38,129
               Utah............................   32,141    32,949
               Oklahoma........................   31,871    33,372
               Ohio............................   28,058    16,812
               Texas...........................   25,064    29,106
               California......................   16,131    19,309
               South Carolina..................   15,189        --
               Nevada..........................   13,678    17,975
               Other...........................  167,607   175,113
                                                --------  --------
                                                $400,293  $399,261
                                                ========  ========
            Percentage of total admitted assets       17%       19%

   The maximum and minimum lending rates for mortgage loans were 7.25% and 6.00%, respectively, during 2005 and 6.75% and 5.75% during 2004. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2005 and 2004, the Company held no mortgages with interest 180 days past due. There were no prior liens on investments in mortgages at December 31, 2005 and 2004. All properties covered by mortgage loans have fire insurance at least equal to the loan excess over the maximum loan that would be allowed on the land without the building. There was no non-admitted accrued investment income at December 31, 2005 and 2004.

   During 2005, the Company reduced interest rates on 10 mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of $1,067,686 by .815%, one loan of $2,150,884 by 1.00%, one loan of $2,837,778 by 1.150%, two loans of $3,047,852 by 1.750%, one loan of
$1,317,782 by 1.850%, one loan of $1,768,760 by 1.875%, one loan of $987,376 by
1.900%, one loan of $2,076,052 by 2.250%, and one loan of $615,423 by 2.625%.
During 2004, the Company reduced interest rates on 23 mortgage loans. The December 31, 2004 principal balances and interest rate reductions are as follows: one loan of $1,685,000 by .50%, three loans of $1,249,000 by .75%, two loans of $1,535,000 by 1.00%, one loan of $2,237,000 by 1.125%, one loan of
$1,247,000 by 1.255%, one loan of $1,683,000 by 1.35%, one loan of $1,149,000 by 1.375%, four loans of $6,430,000 by 1.50%, one loan of $1,611,000 by 1.585%, two loans of $2,663,000 by 1.625%, two loans of $1,589,000 by 1.75%, one loan of $656,000 by 1.875%, one loan of $2,415,000 by 2.00% and two loans of
$2,044,000 by 2.375%.

   During 2005 and 2004, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Set forth below is a summary of consolidated net investment income for the years ended December 31, 2005 and 2004 (in thousands):

                                                 2005     2004
                                               -------- --------
               Bonds.......................... $ 84,602 $ 73,946
               Preferred stocks...............       26       21
               Common stocks..................    3,496      318
               Mortgage loans on real estate..   29,107   33,026
               Contract loans.................    2,571    3,010
               Cash and short-term investments    3,494      895
               Other..........................      930    1,094
                                               -------- --------
                                                124,226  112,310
               Less investment expenses.......    1,827    1,749
                                               -------- --------
               Net investment income.......... $122,399 $110,561
                                               ======== ========

5. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                             2005                  2004
                                     --------------------- ---------------------
                                      Carrying  Estimated   Carrying  Estimated
                                       Value    Fair Value   Value    Fair Value
                                     ---------- ---------- ---------- ----------
Guaranteed investment contracts..... $   65,978 $   66,460 $  122,005 $  124,362
Flexible and single-premium deferred
  annuities.........................  1,355,218  1,254,652  1,113,935  1,078,768
Separate accounts...................     19,183     19,010     29,445     29,341
                                     ---------- ---------- ---------- ----------
Total investment-type insurance
  contracts......................... $1,440,379 $1,340,122 $1,265,385 $1,232,471
                                     ========== ========== ========== ==========

   Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

6. Reinsurance

   The Company does not actively solicit reinsurance from other companies. However, the Company does assume business from certain insurance companies and ceded this business to Generali Life Reassurance Co. ("Generali") under an Assumption and Coinsurance Agreement. Under terms of this agreement, the Company paid $251.5 million to transfer the net liabilities related to all of its in-force reinsurance business in May 2003, resulting in an after tax gain of $82.8 million. As the business is novated, effectively releasing the Company from any credit risks, a portion of the initial gain on the transaction is recognized. The Company recognized $332,000 and $7,953,000 during the years ended December 31, 2005 and 2004, respectively, in miscelleneous income in the accompanying Statements of Income--Statutory Basis.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The effect of reinsurance on premiums earned for the years ended December 31, 2005 and 2004, is as follows (in thousands):

                                      2005      2004
                                    --------  --------
                        Direct..... $408,867  $383,499
                        Assumed....   20,752    32,131
                        Ceded......  (42,967)  (47,877)
                                    --------  --------
                        Net premium $386,652  $367,753
                                    ========  ========

   The Company reinsures with other companies portions of the life insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. At December 31, 2005, the Company ceded $123,615,000 of policy and claim reserves to Generali, the insurer to which all assumed business is retroceded. The Company remains contingently liable with respect to all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

   As of December 31, 2005 and 2004, the Company had ceded to other life insurance companies individual and group life insurance in force of approximately $9.6 billion and $10.4 billion, respectively. The liabilities for aggregate reserves for life policies, accident and health policies, and for policy and contract claims at December 31, 2005 were reduced by $144,032,000, $37,818,000 and $5,429,000, respectively, and $128,574,000, $39,213,000 and
$6,616,000, respectively, at December 31, 2004 for estimated recoveries under reinsurance treaties. During 2005 and 2004, the Company ceded benefits and reserve increases of $17,384,000 and $22,089,000, respectively, to other insurers.

7. Commitments and Contingencies

   The Company has a lease agreement for a marketing and sales office in Kansas City, Missouri, and a lease for office equipment. The office lease contains two optional five-year renewal terms. Rental expense amounted to $336,000 and $417,000 for the years ended December 31, 2005 and 2004, respectively. As of December 31, 2005, the minimum future payments under these leases for each of the next five years are as follows (in thousands):

                          Years Ended December 31
                          2006................... $368
                          2007...................  385
                          2008...................  189
                          2009...................   --
                          2010...................   --
                                                  ----
                          Total.................. $942
                                                  ====

   Total outstanding commitments to fund mortgage loans at December 31, 2005 and 2004, were $2,781,000 and $15,150,000, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2005 and 2004, the Company accrued $1,124,000 and $653,000, respectively, for guaranty fund assessments. At December 31, 2005 and 2004, a related asset of $729,000 and $480,000, respectively, was recorded to approximate future reductions in premium taxes in certain states. The net liability for guarantee fund assessments increased by $190,000 for the year ended December 31, 2005 and decreased by $19,000 during the year ended December 31, 2004.

   The Company is party to an environmental remediation at a property on which it foreclosed in 1993. The property was subsequently sold, but the Company remains liable for the remediation. At December 31, 2005 and 2004, the Company accrued $92,000 and $106,000, respectively, which it believes is sufficient to cover any future liabilities related to this remediation.

   The Company is a party to certain claims and legal actions arising in the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

8. Federal Income Taxes

   The Company's tax return is consolidated with LLIC. The method of allocation between the two companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses utilized in the consolidated return. Intercompany tax balances are settled quarterly.

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $77.6 million at December 31, 2005. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on dividend distributions from PSA's and reversed the order of distributions so that dividends may first be made from the PSA rather than the shareholder surplus account. The Company made a $9.5 million tax-free dividend distribution from the PSA account in 2005 and is currently analyzing the feasibility of taking further advantage of this tax law given regulatory capital and treasury restraints. Should the Company not be able to distribute the remainder of the PSA during the two-year suspension period, the account would be taxable at regular corporate rates when distributed to stockholders. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $27 million.

   Earnings taxed on a current basis are accumulated in a stockholder's surplus account and can be distributed to stockholders without tax. The stockholder's surplus amounted to approximately $76.1 million at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Among the more significant book to tax adjustments for 2005, excluding capital gains (losses) were the following (in thousands):

                                                    December 31, December 31,
                                                        2005         2004
                                                    ------------ ------------
  Income tax at statutory rate.....................   $ 7,928      $ 5,589
  IMR..............................................    (1,506)      (2,480)
  Retirement plan..................................        64         (556)
  Adjustments to prior year tax estimates..........       (78)       1,705
  Deferred ceding commission amortization..........      (116)      (2,784)
  Statutory change in reserve--equity adjustment...    (2,611)          --
  Other............................................       662          100
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======
  Federal and foreign income tax incurred..........   $ 7,332      $ 1,671
  Change in net deferred income taxes on operations    (2,989)         (97)
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======

   Federal income taxes incurred during the years ended December 31, 2005 and 2004, consist of the following major components:

                                                  2005    2004
                                                -------  ------
                 Current year expense.......... $ 8,293  $1,574
                 Prior year under accrual......     110      97
                                                -------  ------
                                                  8,403   1,671
                 Less capital gains tax benefit  (1,071)     --
                                                -------  ------
                 Federal income tax expense.... $ 7,332  $1,671
                                                =======  ======

   The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 2005 and 2004, are as follows (in thousands):

                                                                 2005     2004   Change
                                                               -------  -------  ------
Total deferred tax assets..................................... $39,313  $36,534  $2,779
Total deferred tax liabilities................................   1,416    1,820    (404)
                                                               -------  -------  ------
Net deferred tax assets....................................... $37,897  $34,714  $3,183
                                                               =======  =======  ======
Total net deferred tax assets admitted in accordance with SSAP
  No. 10, Income Taxes........................................ $10,612  $ 4,624
                                                               =======  =======
Total deferred tax assets nonadmitted in accordance with SSAP
  No. 10, Income Taxes........................................ $27,285  $30,090
                                                               =======  =======
Decrease in deferred tax assets nonadmitted................... $(2,805) $  (208)
                                                               =======  =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The significant components of the change in the Company's deferred tax assets and liabilities for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                                     2005    2004    Change
                                                    ------- ------- -------
    Deferred tax assets:
       Reserve for future policy benefits.......... $ 6,754 $ 6,555 $   199
       Reserve strengthening.......................   4,890   2,418   2,472
       Deferred policy acquisitions costs..........   5,571   5,064     507
       Employee benefit plans......................  12,438  12,559    (121)
       Book loss over tax due to basis difference..     141     284    (143)
       Alternative minimum tax credit carryforward.      26      --      26
       Net operating loss carryforwards............   7,674   6,407   1,267
       Net capital loss carryforwards..............   1,035   2,081  (1,046)
       Non-admitted assets.........................     404     777    (373)
       Other deferred tax assets...................     380     389      (9)
                                                    ------- ------- -------
    Net deferred tax assets........................ $39,313 $36,534 $ 2,779
                                                    ======= ======= =======
    Deferred tax liabilities:
       Deferred and uncollected premiums........... $   166 $   211 $   (45)
       Book loss over tax due to basis difference..     653     704     (51)
       Unrealized losses...........................     454     725    (271)
       Reserve weakening...........................     143     180     (37)
                                                    ------- ------- -------
    Total deferred tax liabilities................. $ 1,416 $ 1,820 $  (404)
                                                    ======= ======= =======

   The change in net deferred income taxes as of December 31, 2005 and 2004, is comprised of the following (in thousands):

                                                                     2005    2004
                                                     2005    2004   Change  Change
                                                    ------- ------- ------  ------
Total deferred tax assets.......................... $39,313 $36,534 $2,779  $1,906
Total deferred tax liabilities.....................   1,416   1,820   (404)  1,550
                                                    ------- ------- ------  ------
Net deferred tax asset............................. $37,897 $34,714  3,183     356
                                                    ======= =======
Tax effect of unrealized losses....................                   (567)    553
Change in non-admitted assets......................                    373    (812)
                                                                    ------  ------
Change in net deferred income tax tax on operations                 $2,989  $   97
                                                                    ======  ======

   The Company's net operating loss carryforwards available to offset future taxable income total $21,925,000 and expire December 31, 2018 through December 31, 2019. The Company also has net capital loss carryforwards of $2,956,000 which will expire December 31, 2009 and net alternative minimum tax credit carryforwards of $26,000, which have no expiration.

9. Benefit Plans

  Trusteed Employee Retirement Plan

   The Company had a trusteed employee retirement plan for the benefit of salaried employees who had reached age 21 and had completed one year of service. The plan was administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company and provided

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. On May 1, 2003, this plan was frozen and Comerica became the new trustee of the plan. On September 30, 2003, the plan was merged into the Pension Plan for United States Dollar-Based Employees of Royal Bank of Canada and Affiliates
(the "Dollar-Based Plan"). Comerica is also the trustee of this plan.

   The following table sets forth the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                           2005     2004
                                                         -------  -------
      Change in benefit obligations:
         Benefit obligation at beginning of year........ $67,214  $68,769
         Service cost...................................     128       81
         Interest cost..................................   4,028    3,979
         Plan amendment.................................     295       --
         Actuarial losses (gains).......................   5,441     (727)
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Benefit obligation at end of year.................  72,178   67,214
                                                         -------  -------

      Change in plan assets:
         Fair value of plan assets at beginning of year.  77,663   77,287
         Actual return on plan assets...................   4,266    5,264
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Fair value of plan assets at end of year..........  77,001   77,663
                                                         -------  -------
      Funded status of the plan.........................   4,823   10,449
      Unrecognized net actuarial loss (gain)............   5,022     (478)
      Unrecognized prior service cost...................     270       --
                                                         -------  -------
      Prepaid pension cost.............................. $10,115  $ 9,971
                                                         =======  =======

   Net pension cost included the following components for the years ended December 31, 2005 and 2004 (in thousands):

                                                         2005     2004
                                                       -------  -------
       Service cost--benefits earned during the period $   128  $    81
       Interest cost on projected benefit obligation..   4,028    3,979
       Actual return on plan assets...................  (4,266)  (5,264)
       Net amortization and deferral..................     (34)     (58)
                                                       -------  -------
       Net pension benefit............................ $  (144) $(1,262)
                                                       =======  =======

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, September 30,
                                        2005         2004
                                    ------------ -------------
                  Equity securities      61%           62%
                  Debt securities..      39%           37%
                  Other............      --%            1%
                                        ---           ---
                     Total.........     100%          100%
                                        ===           ===

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Included in plan assets is a group pension investment contract which was issued by the Company. This contract balance was $34,830,000 and $37,646,000 at December 31, 2005 and September 30, 2004, respectively.

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures which was last amended in December 2001. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Fixed income securities 25%   40%   55%
                    Equity securities...... 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 35% and 25%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.5% for 2005 and 6.0% for 2004. Only employees 50 years and older continue to accrue benefits under this plan. The rate of increase in future compensation levels used for the employees in 2005 and 2004 was 3.5%. The expected long-term rate of return on assets was 7.0% in 2005 and 2004.

  Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under
Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan. This plan was frozen on September 30, 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Prior to 2003, the Company also had a deferred compensation plan for the Company's former managers that provided retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                       2005     2004
                                                     -------  -------
         Change in benefit obligations:
            Benefit obligation at beginning of year. $24,568  $25,001
            Interest cost...........................   1,394    1,465
            Actuarial losses........................   1,124      110
            Benefits paid...........................  (2,075)  (2,008)
                                                     -------  -------
         Benefit obligation at end of year.......... $25,011  $24,568
                                                     =======  =======

       Change in plan assets:
          Funded status of the plan (under funded)... $(25,011) $(24,568)
          Unrecognized net actuarial loss............   10,070     9,299
          Adjustment to recognized minimum liability.  (10,070)   (9,299)
                                                      --------  --------
       Accrued pension cost..........................  (25,011)  (24,568)
       Accrued benefit liability.....................   25,011    24,568
                                                      --------  --------
       Net amount recognized......................... $     --  $     --
                                                      ========  ========

   Net pension cost included the following components as of December 31, 2005 and 2004 (in thousands):

                                                         2005   2004
                                                        ------ ------
          Interest cost on projected benefit obligation $1,394 $1,465
          Net amortization and deferral................    353    364
                                                        ------ ------
          Net pension cost............................. $1,747 $1,829
                                                        ====== ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.50% for 2005 and 6.00% for 2004. The rate of increase in future compensation levels used was 4.00% for 2005 and 4.75% for 2004.

   The Company had a deferred compensation plan for senior executive officers that was frozen effective September 30, 2003. This program is not qualified under Section 401(a) of the Internal Revenue Code. Eligible participants could defer a portion of their salary and/or their annual bonus. Amounts deferred earn interest at the Company's average interest rate. At December 31, 2005 and 2004, the Company carried a liability of $797,000 and $1,658,000, respectively, for this plan. The Company has established a rabbi trust for certain of the supplemental retirement and deferred compensation plans described above. This plan trust held assets with a market value of approximately $24,363,000 and $25,106,000 at December 31, 2005 and 2004, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company established a deferred compensation plan for senior executive officers during 2003 under which eligible participants may defer a portion of special compensation otherwise due upon the sale of the Company in 2003. The program is not qualified under Section 401(a) of the Internal Revenue Code and is unfunded. At December 31, 2005 and 2004, the Company carried a liability of approximately $1,161,000 and $1,098,000, respectively, for this plan.

  Savings and Investment Plans

   The Company participates in the RBC-U.S.A. Retirement and Savings Plan
(the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The Plan includes both fixed and discretionary match contribution features. The discretionary match contribution component of the Plan allows the Company to make an annual discretionary contribution based on company performance. Contributions for this component were approximately $7,000 and $2,000 in 2005 and 2004, respectively. The fixed match component of the Plan allows employees to contribute to the Plan and the Company will make a matching contribution of up to 6% of the employees' compensation. The Company's matching contribution percentage may be changed at the discretion of the Company's Board of Directors. The Company's contributions for this component of the Plan were approximately $146,000 and $96,000 for the years ended
December 31, 2005 and 2004, respectively.

  Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsored an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan was contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipated a future cost-sharing arrangement with retirees that was consistent with the Company's past practices. This plan was frozen on May 1, 2003.

   The following table presents the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                            2005     2004
                                                          -------  --------
    Change in benefit obligations:
       Projected benefit obligation at beginning of year. $11,084  $ 11,478
       Interest cost.....................................     623       654
       Actuarial (gains) losses..........................  (1,104)        7
       Benefits paid.....................................  (1,301)   (1,055)
                                                          -------  --------
    Projected benefit obligation at end of year.......... $ 9,302  $ 11,084
                                                          =======  ========
    Change in plan assets:
       Funded status of the plan (under funded).......... $(9,302) $(11,084)
       Unrecognized net actuarial loss...................   1,754     3,113
       Unrecognized prior service cost...................      16        32
       Unrecognized transition obligation................     123       141
                                                          -------  --------
    Accrued pension cost.................................  (7,409)   (7,798)
    Accrued benefit liability............................   7,409     7,798
                                                          -------  --------
    Net amount recognized................................ $    --  $     --
                                                          =======  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Medicare Prescription Drug, Improvement and Modernization Act
(the "Act") was signed into law on December 8, 2003. The Act provides for a voluntary prescription drug benefit program beginning January 1, 2006. The Act also provides for subsidies for private plans offering actuarially equivalent plans to its voluntary prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its defined benefit health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the defined benefit health care plan has been reduced by $492,000 and $702,000 at December 31, 2005 and 2004, respectively, to account for estimated future subsidies the Company will receive under the Act.

   Net periodic postretirement benefit cost includes the following components for the years ended December 31, 2005 and 2004:

                                                             2005 2004
                                                             ---- ----
         Interest cost...................................... $623 $654
         Amortization of transition obligation over 20 years   18   18
         Amortization of past service costs.................   16   16
         Amortization of net loss...........................  255  249
                                                             ---- ----
         Net periodic benefit cost.......................... $912 $937
                                                             ==== ====

   The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

   Following are the assumed health care cost trend rates:

                                                           2005  2004
                                                           ----  ----
         Health care cost trend rate assumed for next year 10.6% 11.4%
         Ultimate trend rate..............................  5.0%  5.0%
         Year ultimate trend rate to be attained.......... 2012  2012

   The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 5.5% at December 31, 2005 and 6.0% at December 31, 2004.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                        1 %      1 %
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..   $ 11    $ (10)
         Effect on postretirement benefit obligations    199     (189)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Cash Flows

   The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                              Pension Non-Qualified  Other
                               Plan       Plans     Benefits
                              ------- ------------- --------
                    2006..... $ 4,810    $1,911      $1,052
                    2007.....   4,792     1,919       1,030
                    2008.....   4,749     1,949       1,000
                    2009.....   4,692     1,962         961
                    2010.....   4,641     1,962         925
                    2011-2015  22,912     9,810       3,970

   No contributions are expected to be made to the Dollar-Based Plan, while $1,911,000 is expected to be paid with respect to the non-qualified benefit plans and $1,052,000 is expected to be paid with respect to the other post-retirement benefit plans in 2006.

10. Reserves

   The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2005                 2004
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  314,932     20%   $  302,144     22%
   With market value adjustment..................................    471,224     31       464,243     34
   At book value, less surrender charge..........................    680,952     44       522,823     38
                                                                  ----------    ---    ----------    ---
Subtotal.........................................................  1,467,108     95     1,289,210     94
Not subject to discretionary withdrawal..........................     72,406      5        75,998      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,539,514    100%    1,365,208    100%
                                                                                ===                  ===
Reinsurance ceded................................................    (10,706)              (9,532)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,528,808           $1,355,676
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC:
Life & Accident & Health Statement
   Exhibit 5, Annuities Section--Total (net)..................... $1,474,482           $1,293,220
   Exhibit 5, Supplementary Contracts with Life Contingencies
     section--Total (net)........................................     16,223               17,251
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1..........     18,920               15,760
                                                                  ----------           ----------
       Subtotal..................................................  1,509,625            1,326,231
Separate Accounts Annual Statement Exhibit 3, Section B--totals
  (net)..........................................................     19,183               29,445
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,528,808           $1,355,676
                                                                  ==========           ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

11. Fair Values of Financial Instruments


   SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit
Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2005 and 2004 (in thousands):

                                            2005                  2004
                                    --------------------- ---------------------
                                     Carrying    Fair      Carrying    Fair
                                      Amount     Value      Amount     Value
                                    ---------- ---------- ---------- ----------
Bonds.............................. $1,722,361 $1,707,110 $1,489,433 $1,506,037
Preferred stock....................        251        471        251        459
Common stock.......................     15,076     15,076     17,878     17,878
Mortgage loans.....................    400,293    411,683    399,261    419,069
Contract loans.....................     47,117     44,912     50,073     47,471
Cash and short-term investments....     58,447     58,447    104,616    104,616
Assets held in separate account....     35,152     35,220     43,280     43,746
Investment-type insurance contracts  1,440,379  1,340,122  1,265,385  1,232,471

   Additional data regarding fair values of the Company's investments is disclosed in Note 4.

   The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the statement of net assets for these instruments approximate their fair values.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans--The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates their fair values.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Separate Accounts

   The Company provides a minimum guaranteed return of 4.0% of the average investment balance to policyholders of the GIC accounts. The variable annuities do not have any minimum guarantees, and the investment risks associated with market value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the year ended December 31, 2005 is as follows (in thousands):

                                                                       Nonindexed
                                                                       Guarantee  Nonguaranteed
                                                                        Greater     Separate
                                                                       Than 4.0%    Accounts     Total
                                                                       ---------- ------------- -------
Premiums, deposits and other considerations for the year ended
  December 31, 2005...................................................   $   --      $ 3,230    $ 3,230
Reserves for separate accounts with assets as of December 31, 2005 at:
   Fair value.........................................................                28,891     28,891
   Amortized cost.....................................................    1,048           --      1,048
                                                                         ------      -------    -------
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Reserves for separate accounts by withdrawal characteristics:
   Subject to discretionary withdrawal:
       With market value adjustment...................................   $1,048      $    --    $ 1,048
       At market value................................................       --       28,891     28,891
                                                                         ------      -------    -------
Total with adjustment or at market value..............................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======
Total due from general account........................................                            5,437
IMR Asset.............................................................                             (224)
                                                                                                -------
Total separate account assets/liabilities.............................                          $35,152
                                                                                                =======

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2005 and 2004, is presented below (in thousands):

                                                                        2005      2004
                                                                      --------  --------
Transfers as reported in the Summary of Operations of the Separate
  Accounts Statement:
   Transfers to separate accounts.................................... $  3,229  $  3,069
   Transfers from separate accounts..................................  (13,917)  (47,051)
   Other reconciling items...........................................        2        (5)
                                                                      --------  --------
Net transfers from separate accounts as reported in the Statements of
  Income-Statutory Basis............................................. $(10,686) $(43,987)
                                                                      ========  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

13. Related-Party Transactions


   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members including finance, investments, legal, human resources and other corporate functions. These costs are allocated based upon a cost sharing agreement that was approved by the Board of Directors. During the years ended December 31, 2005 and 2004, the Company expensed $7,290,000 and $11,550,000, respectively, of costs related to the cost sharing agreement. At December 31, 2005, the Company recorded payables to an affiliate of $2,524,000 related to this agreement. At
December 31, 2004, the Company recorded payables to a former affiliate of $1,711,000 related to this agreement.

   During 2004, the Company executed a promissory note under which the Company may advance up to $30 million to its parent, LLIC. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No amounts were advanced under this promissory note during 2005. The Company advanced $5,000,000 under the note during 2004. This amount was repaid in 2004 with $10,000 interest. At December 31, 2005 and 2004, no amounts were outstanding under this promissory note.

   Also, during 2004, the Company executed a promissory note under which LLIC may advance up to $30 million to the Company. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No advances were made under this promissory note during 2005 or 2004.

   Liberty Insurance Services Corporation ("LISC") was a licensed third party administrator ("TPA"), which was ultimately owned 100% by RBC. On December 31, 2004, LISC was sold to an unrelated third party, but continues to provide the ongoing servicing and claims settlement of in force policies and support of marketing information systems in accordance with Company rules. Net amounts paid under this arrangement during 2004 totaled $5,733,000.

14. Permitted Statutory Accounting Practices

   The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future.

15. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums as of December 31, 2005 and 2004, were as follows (in thousands):

                                                    2005          2004
                                                ------------- -------------
                                                      Net of        Net of
                                                Gross Loading Gross Loading
                                                ----- ------- ----- -------
     Ordinary new business..................... $  1   $  1   $  4   $  4
     Ordinary renewal..........................  472    459    597    597
                                                ----   ----   ----   ----
     Total..................................... $473    460   $601    601
                                                ====          ====
     Less not admitted.........................          79           105
                                                       ----          ----
     Net deferred and uncollected life premiums        $381          $496
                                                       ====          ====

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   A premium deficiency reserve of $1,101,000 and $1,176,000, was recorded as of December 31, 2005 and 2004, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

16. Components of General Expenses and Insurance Taxes, Licenses, and Fees

                                                                December 31
                                                              ---------------
                                                               2005     2004
                                                              ------- -------
                                                               (In Thousands)
 General expenses:
    Rent..................................................... $   766 $   818
    Salaries and wages.......................................   5,938   9,088
    Contributions for benefit plans..........................   5,739   3,289
    Legal, public accountants, and consulting actuaries fees.   1,473   1,271
    Advertising..............................................   1,465     745
    Postage, express, and telephone..........................     671     675
    Rental of equipment......................................      72   1,083
    Cost or depreciation of furniture and equipment..........     214     306
    All other................................................   3,445   4,330
                                                              ------- -------
 Total general expenses...................................... $19,783 $21,605
                                                              ======= =======
 Insurance taxes, licenses, and fees:
    State insurance department licenses and fees............. $   593 $   514
    State tax on premiums....................................     747   1,030
    U. S. Social Security taxes..............................     280     346
    All other................................................     330     (29)
                                                              ------- -------
 Total insurance taxes, licenses, and fees................... $ 1,950 $ 1,861
                                                              ======= =======

17. Reconciliation of Total Assets to the Annual Statement

   The differences between total assets at December 31, 2004 as shown in the accompanying statement of admitted assets, liabilities and surplus and total assets per the Company's Annual Statement are summarized in the following schedule. These differences arose due to items included in assets in the accompanying statement of admitted assets, liabilities and surplus but included in liabilities in the Company's Annual Statement.

                                                                                     December 31,
                                                                                         2004
                                                                                    --------------
                                                                                    (in thousands)
Total assets per accompanying statement of admitted assets, liabilities and surplus   $2,155,518
Separate accounts' interest maintenance reserve....................................          318
Net transfers to separate accounts due or accrued..................................       (3,599)
                                                                                      ----------
Total assets per the Company's Annual Statement....................................   $2,152,237
                                                                                      ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

18. Subsequent Events


   On February 28, 2006, the South Carolina Department of Insurance approved the merger of LLIC into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                                  * * * * * *

                                     PART C

                                OTHER INFORMATION

Item 27.  Exhibits

(a)      Board of Directors Resolution Authorizing the establishment of
         Registrant.*

(b)      Not Applicable

(c)(i)   Principal Underwriters Agreement###
   (ii ) Form of Selling Agreement**

(d)(i)   Last Survivor Flexible Premium Adjustable Variable Life Insurance
         Policy#
  (ii)   Four Year Term Insurance Rider##
 (iii)   Survivorship Term Rider#
  (iv)   Guaranteed Minimum Death Benefit Rider#
   (v)   Exchange Option Rider##
  (vi)   Extension of Maturity Date Rider#
 (vii)   Form of Fund Facilitation Fee Rider+++

(e) Application for Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy#

(f)(i)   Articles of Incorporation of Business Men's Assurance Company of
         America++
  (ii) By-Laws of Business Men's Assurance Company of America++

(g) Form of Reinsurance Agreement**

(h)(i)(a)Form of Fund Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and the Company***
      (b)Form of Fund Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and the Company+++
    (ii) Form of Fund Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and the Company**
    (iii)(a)Form of Fund Participation Agreement among Janus Aspen Series and the Company###
    (iii)(b)Form of Fund Participation Agreement between Janus Aspen Series and the Company+++
    (iv) Form of Fund Participation Agreement by and between American Century Investment Services, Inc. and the Company**
    (v) Form of Fund Participation Agreement among Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund and the Company###
   (vi) Form of Fund Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and the Company**
   (vii) Form of Fund Participation Agreement among Lazard Retirement Series, Inc. and the Company###
  (viii) Form of Fund Participation Agreement between the Company and Lord Abbett Series Fund, Inc.+++
    (ix) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and the Company+++
     (x) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, and The Vanguard Group, Inc. and Vanguard Marketing Corporation and the Company+++
    (xi) Form of Amendment to Fund Participation Agreement between the Company and Dreyfus Stock Index Fund, Inc. and Dreyfus Investment Portfolios, and Dreyfus Variable Investment Fund+++
    (xii)Form of Participation Agreement among AIM Variable Insurance Funds, A I M Distributors, Inc. and the Company+++

(i) Form of Administrative Services Agreement+++

(j) Not Applicable

(k) Opinion and Consent of Counsel

(l) Not Applicable

(m) Not Applicable

(n) Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable


*Incorporated by reference to Form S-6 (File No. 333-52689) electronically filed on May 14, 1998.

**Incorporated by reference to Pre-Effective Amendment No. 1 (File No. 333-52689) electronically filed on August 28, 1998.

***Incorporated by reference to Pre-Effective Amendment No. 3 (File No. 333-52689) electronically filed on May 1, 2000.

#Incorporated by reference to Form S-6 (File No. 333-46538) electronically filed on September 25, 2000.

##Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 (File No. 333-46538) electronically filed on February 20, 2003.

###Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 (File No. 333-46538) electronically filed on April 30, 2003.

+ Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-104881) electronically filed on August 25, 2003.

++Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 (File No. 333-46538) electronically filed on April 30, 2004.

+++Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 (File No. 333-46538) electronically filed on April 28, 2005.


Item 28.  Directors and Officers

The following are the names and principal business addresses and positions and offices of the individuals with the Company who are engaged directly or indirectly with the business of the Separate Account and the executive officers of the Company:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor

Neil D. Skelding***.......................... Chairman  of the Board and Director

R. David Black*.............................. Director,  President and Chief Executive  Officer

Michael K. Deardorff**......................  Director, Senior Vice President -- Variable and Fixed Products

Guy H. Smith, III*..........................  Vice President, Finance and Treasurer

Ronald A. DeCicco**.........................  Vice President, Sales & Marketing, Variable and Fixed Products

Douglas W. Kroske*..........................  Vice President, Investments

John R. Obermeier, III*.....................  Vice President and Chief Actuary

David Attaway*..............................  Financial Reporting Officer & Assistant Treasurer

Marilyn Bailey**............................  Director, Variable Operations

Calvin D. Cherry**..........................  Director of Pricing & Illustration Actuary

Robert T. Coleman, III*.....................  Counsel and Secretary

Tracey L. Estes**...........................  Director -- Variable Product Sales

Christian G. Jefferson*.....................  Assistant Counsel and Assistant Secretary and
                                              Chief Privacy Officer

Connie R. Hill*.............................  Investment Compliance Officer

Richard LaVista**...........................  National Sales Manager

Patricia M. Nichols*........................  Assistant Treasurer

Judith J. Orth**............................  Director, Marketing

Leigh A. Pagan*.............................  Director, Tax

Mary Ellen Ridgley**........................  Director, Compliance

Mark S. Wessel*.............................  Compliance Officer

Robert McNeely*.............................  Anti-Money Laundering Officer
--------------

     * Principal business address is 2000 Wade Hampton Boulevard, Greenville, SC
29615-1064.

     ** Principal business address is 2300 Main Street, Suite 450, Kansas City,
MO 64108-4600.

     *** Principal business address is 6880 Financial Drive, Tower 1,
Mississauga, ON L5N7Y5.


Item 29.  Persons Controlled by or Under Common Control with
          Depositor or Registrant

The Company organizational chart was filed as Exhibit 14 in Pre-Effective Amendment No. 1 to Form N-4, File No. 333-104881 and is incorporated herein by reference.

Item 30.  Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Tamarack Distributors Inc. currently serves as principal underwriter for the following investment companies other than Registrant:

     RBC Variable Annuity Account A
     Tamarack Funds Trust

(b) The following table sets forth certain information regarding officers and directors of Tamarack Distributors Inc.:

Cindy Linberger*                           Acting Chief Compliance Officer

Jennifer Lammers*                          Director

Deborah J. Kermeen*                        Chief Financial Officer/Treasurer

Mary Zimmer*                               Director

Erik Preus*                                Chief Executive Officer and Director

Dan Torbenson*                             Secretary

*Principal business address is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402.


(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

-----------------------------   --------------------------    --------------------------    ---------------------   -------------
(1)                             (2)                           (3)                           (4)                     (5)
-----------------------------   --------------------------    --------------------------    ---------------------   -------------


                                Net Underwriting Discounts
Name of Principal Underwriter   And Commissions               Compensation On Redemption    Brokerage Commissions   Compensation
-----------------------------   --------------------------    ---------------------------   ---------------------   -------------

Tamarack Distributors Inc.       $0                            $0                              $2,692                 $0


Tamarack Distributors Inc., in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the Policies.


Item 32.  Location of Accounts and Records

The Company maintains physical possession of each account book, or other document required to be maintained by Section 31(a) and the rules under that Section at 2300 Main Street, Suite 450, Kansas City, MO 64108-4600 and at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.

Item 33.  Management Services

          Not Applicable

Item 34.  Fee Representation

Business Men's Assurance Company of America (the "Company") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenville, and the State of South Carolina on the 28th day of March, 2006.


                           RBC VARIABLE LIFE ACCOUNT A
                                      (Registrant)

                         By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (Depositor)


                              By: /s/R. DAVID BLACK
                            -------------------------------------------------
                                 R. David Black
                                 Director, President and Chief Executive Officer


                         BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                         (Depositor)

                        By: /s/GUY H. SMITH, III
                           -----------------------------------------------------
                                Guy H. Smith, III
                                Vice President, Finance and Treasurer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                             TITLE                                  DATE
- ---------                                           -----                                  ----


/s/NEIL J. SKELDING                         Director, Chairman of the Board                 3-29-2006
--------------------------                                                                  --------
Neil J. Skelding


/s/R. DAVID BLACK                          Director, President and Chief                    3-28-2006
--------------------------                 Executive Officer                                ---------
R. David Black


/s/MICHAEL K. DEARDORFF                     Director, Sr. Vice President,                   3-28-2006
-----------------------------               Variable & Fixed Products                       ---------
Michael K. Deardorff


/s/GUY H. SMITH, III                        Vice President, Finance and Treasurer           3-28-2006
---------------------                                                                       ---------
Guy H. Smith, III




                                       INDEX TO EXHIBITS


EX-99.(k)       Opinion and Consent of Counsel

EX-99.(n)       Consent of Independent Registered Public Accounting Firm and
                Consent of Independent Auditors